As filed with the Securities and Exchange Commission on February 27, 2026
Securities Act Registration No. 333-148723
Investment Company Act Registration No. 811-22172

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 497	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 498	[X]

WORLD FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

Karen Shupe Commonwealth Fund Services, Inc. 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235 (804) 267-7400
(Address and Telephone Number of Principal Executive Offices)

The Corporation Trust Co.
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211
It is proposed that this filing will become effective:

X	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Vest Family of Funds
(the “Funds”)

PROSPECTUS

February 28, 2026

Vest US Large Cap 10% Buffer Strategies Fund
Class A Shares (BUAGX)
Class C Shares (BUCGX)
Investor Class Shares (BUMGX)
Institutional Class Shares (BUIGX)
Class Y Shares (BUYGX)

Vest US Large Cap 20% Buffer Strategies Fund
Class A Shares (ENGAX)
Class C Shares (ENGCX)
Investor Class Shares (ENGLX)
Institutional Class Shares (ENGIX)
Class Y Shares (ENGYX)

Vest S&P 500® Dividend Aristocrats Target Income Fund
Class A Shares (KNGAX)
Class C Shares (KNGCX)
Investor Class Shares (KNGLX)
Institutional Class Shares (KNGIX)
Class Y Shares (KNGYX)

Vest Bitcoin Strategy Managed Volatility Fund
Investor Class Shares (BTCLX)
Institutional Class Shares (BTCVX)
Class Y Shares (BTCYX)

At a meeting of the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) held on October 29, 2025, the Board approved an Agreement and Plan of Reorganization (the “Plan”) for each of the Funds, each a series of the Trust, pursuant to which each Fund will reorganize into a newly created series of First Trust Series Fund (“FT Trust”), as shown below (the “Reorganization(s)”). The Board recommended that shareholders approve the Reorganizations and has authorized Trust management to submit the Reorganization proposal to shareholders of the Target Funds for approval.

Target Funds	Acquiring Funds
Vest U.S. Large Cap 10% Buffer Strategies Fund	FT Vest U.S. Hedged Equity Fund
Vest U.S. Large Cap 20% Buffer Strategies Fund	FT Vest U.S. Equity Deep Buffer 20 Fund
Vest S&P 500® Dividend Aristocrats Target Income Fund	FT Vest S&P 500® Dividend Aristocrats Target High Income Fund
Vest Bitcoin Strategy Managed Volatility Fund	FT Vest Hedged Bitcoin Total Return Income Fund

For additional information, please see the Supplement dated October 31, 2025 to the Funds’ Prospectus. In the coming weeks, shareholders of record of each Fund will receive a combined proxy statement and prospectus with respect to the proposed Reorganization. A more complete description of the Reorganization, as well as information regarding the factors the Board considered in approving the Reorganization, will be provided in the combined proxy statement and prospectus. A special meeting of shareholders of each Fund to consider the Reorganization is scheduled to be held on a date to be determined in 2026.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Adviser:
Vest Financial LLC (the “Adviser”)
8350 Broad Street, Suite 240
McLean, Virginia 22102-5150

4897-3601-4221, v. 1

FUND SUMMARY – Vest US Large Cap 10% Buffer Strategies Fund

Investment Objective

The Vest US Large Cap 10% Buffer Strategies Fund (the “US Large Cap 10% Buffer Fund” or, solely for this Fund Summary, the “Fund”) seeks to provide investors with capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” and in the section “Distribution” in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Investor Class	Institutional Class	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charges (load) (as a percentage of the net asset value (“NAV”) at time of purchase)	None	None	None	None	None
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 30 days or less)	2.00%	2.00%	2.00%	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Investor Class	Institutional Class	Class Y
Management Fee	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution (12b-1) and Service Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.26%	0.24%	0.22%	0.24%	0.25%
Shareholder Services Plan	0.14%	0.16%	0.17%	0.11%	None
Total Annual Fund Operating Expenses	1.36%	2.11%	1.35%	1.06%	0.96%
Fee Waivers and/or Expense Reimbursements(1)	-0.16%	-0.16%	-0.15%	(0.11)%	(0.26)%
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(1)	1.20%	1.95%	1.20%	0.95%	0.70%
(1)Vest Financial LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.95% of the daily net assets of each class of shares of the Fund, except for the Class Y shares where the Adviser has agreed to limit the total expenses to 0.70%. The Adviser may not terminate this expense limitation agreement prior to February 28, 2027. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust’s Board of Trustees and the Adviser may terminate this expense limitation agreement prior to February 28, 2027 only by mutual written consent.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$690	$966	$1,262	$2,103
Class C	$198	$646	$1,119	$2,429
Investor Class	$122	$413	$725	$1,611
Institutional Class	$97	$326	$574	$1,284
Class Y	$72	$280	$506	$1,154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 83.02%.

Principal Investment Strategies

The Fund aims to achieve its objective by seeking to capture returns, up to a maximum gain, generated by U.S. large cap equity markets in rising markets, while seeking to cushion against losses in declining markets (i.e., a “buffer”). The Fund seeks to accomplish its goals by investing in a portfolio of options-based buffered investment strategies.

The Fund attempts to achieve its investment objective through the construction of twelve laddered portfolios of 10% buffer strategies (each a “10% Buffer Strategy”) that invest in exchange-traded FLexible EXchange® Options (“FLEX Options”) linked to a US large-cap equity index (the “Index”), such as the S&P 500 Index, or to an exchange traded fund (an “ETF”) that tracks the Index. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets (the “80% Test”) in a portfolio, or other investment companies that hold a portfolio, of FLEX Options linked to the Index and that are designed to replicate the returns of the twelve 10% Buffer Strategies. Each 10% Buffer Strategy seeks to provide investors with returns (before fees, expenses and taxes) that match the price return of the Index, up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of Index losses, over a defined one-year period. FLEX Options are customizable exchange-traded option contracts. For purposes of determining compliance with the Fund’s 80% Test, the Fund will only purchase FLEX Options on an Index, such as the S&P 500 index, that is considered to measure the large cap universe of issuers in the United States. For purposes of calculating the valuing the FLEX Options position and assessing compliance with the 80% Test, the Fund will consider the market value of its FLEX Options positions.

The term "laddered portfolio" refers to the Fund's portfolio being effectively divided into twelve segments (each referred to herein as a tranche), and each tranche being invested in options that have expiration dates which occur on a rolling, or periodic, basis. The Fund's "laddered" approach means that, at any given time, the Fund will generally hold one 10% Buffer Strategy that will reset its cap and refresh its buffer (see discussion below) within one month, a second 10% Buffer Strategy that will reset its cap and refresh its buffer within two months, a third 10% Buffer Strategy that will reset its cap and refresh its buffer within three months, etc., up to and including twelve months. The rolling or “laddered” nature of the investments in the 10% Buffer Strategies creates diversification of investment time period compared to the risk of buying or selling any one 10% Buffer Strategy at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the buffer of a single 10% Buffer Strategy due to the timing of investment in such 10% Buffer Strategy and the relative price of the Index.

The Fund constructs each monthly tranche of a 10% Buffer Strategy with FLEX Options that will be held for an approximate period of one year. Each month, a previously purchased tranche’s options will generally expire, be exercised or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately one year. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months.

Each monthly tranche of a 10% Buffer Strategy that is constructed within the Fund’s portfolio seeks to provide returns or losses before all estimated fees and expenses based on the price performance of the Index (which does not include the dividends paid by the companies in the Index) from the third Wednesday of the month to which the tranche belongs to the third Wednesday of the same month the following year (the “Tranche Holding Period”) subject to the following conditions:

●If the price of the Index or ETF appreciates over the Tranche Holding Period, the tranche seeks to provide a total return that increases by the percentage increase of the price of the Index or ETF, up to a maximum return that is determined at the start of the Tranche Holding Period (the “Capped Return”).
●If the price of the Index or ETF decreases over the Tranche Holding Period by 10% or less (the “Buffer Amount”), the tranche seeks to provide a total return of zero.
●If the price of the Index or ETF decreases over the Tranche Holding Period by more than 10%, the tranche seeks to provide a total return loss that is 10% less than the percentage decrease in the price of the Index or ETF with a maximum loss of approximately 90%.

Each 10% Buffer Strategy has been specifically designed to produce the outcomes based upon the Index’s returns over the duration of the Tranche Holding Period. Each 10% Buffer Strategy is designed to deliver returns that match the price return of the Index, subject to the cap and buffer, if the strategy was entered into on the day on which the 10% Buffer Strategy enters the FLEX Options (i.e., the first day of a Tranche Holding Period) and held until those FLEX Options expire at the end of the Tranche Holding Period. At the end of each Tranche Holding Period, the FLEX Options for that tranche are generally sold or expire, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. This means that approximately every 30 days, one of the 10% Buffer Strategies will undergo a “reset” of its cap and a refresh of its buffer. At any given time, the Fund will generally hold one 10% Buffer Strategy with FLEX Options expiring within one month, a second 10% Buffer Strategy with FLEX Options expiring within two months, a third 10% Buffer Strategy with FLEX Options expiring within three months, etc., up to and including twelve months. The rolling or “laddered” nature of the investments in the 10% Buffer Strategies creates diversification of investment time-period and market level (meaning the level of the Index at any given time) compared to the risk of acquiring or disposing of any one 10% Buffer Strategy at any one time. Because the Fund will increase its position in the 10% Buffer Strategies in connection with inflows of assets into the Fund and during any rebalance, the Fund may enter the 10% Buffer Strategies on days other than the first day of the Tranche Holding Period. Likewise, the Fund will exit some of its position in the 10% Buffer Strategies in connection with outflows of assets from the Fund and during any rebalance, and such disposals typically will not occur on the last day of a Tranche Holding Period. As a result, the value of the Fund’s investment in the 10% Buffer Strategies may not be buffered against a specific level of decline in the value of the Index and may not participate in a gain in the value of the Index up to a specific level of cap for the Fund’s investment period. At times during the Tranche Holding Period, the value of the securities in the Fund could vary because of related factors other than the level of the Index. Certain related factors are interest rates, implied volatility levels of the Index and securities comprising the Index, and implied dividend levels of the Index and securities comprising the Index. As a result, the Fund may experience investment returns that are very different from those that a single 10% Buffer Strategy seeks to provide.

The Fund will construct a non-diversified portfolio that may include exchange-traded FLEX Options that reference the Index or ETFs and / or other investment companies that hold exchange-traded FLEX Options that reference the Index or ETFs. Specifically, each tranche may consist of purchased call FLEX Options (i.e., options that give the Fund the right to receive the price of the Index or buy the ETF), written put FLEX Options (i.e., options that obligate the Fund to receive the price of the Index or buy the ETF), purchased put FLEX Options (i.e., options that give the Fund the right to pay the price of the Index or sell the ETF), and written call FLEX Options (i.e., options that obligate the Fund to pay the price of the Index or sell the ETF). Each monthly tranche is designed to provide partial protection from market downturns at the expense of limiting gains when the market is strongly positive.

Option contracts on an index or ETF give one party the right to receive or deliver the cash value of the particular index or ETF, and another party the obligation to receive or deliver the cash value of that index. Option contracts on an individual security such as an ETF give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. Many options are exchange-traded and are available to investors with set or defined contract terms. The Fund will use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions.

For any given tranche, the FLEX Options do not protect against declines of over 10% and investors will bear a loss that is 10% less than the percentage loss on the Index or ETF. Further, while each monthly tranche of the Fund seeks to limit losses from declines up to 10% of the Index or ETF on an annualized basis, there is no guarantee that it will do so. The FLEX Options also are intended to allow each monthly tranche of the Fund to participate in gains in the Index or ETF up to a maximum cap. Thus, even if the Index or ETF gains exceed that maximum cap, the gains in each monthly tranche of the Fund will be capped. The Fund expects that its assets will generally be invested evenly across the monthly tranches. As a result, portions of the Fund’s investments will have different levels of protection against declines in the Index or ETF and different levels of capped gains from gains in the Index or ETF. This creates diversification of market levels, protection levels and capped levels on a monthly basis compared to the risk of investing only in a single monthly tranche with the market level, protection level and capped level fixed for approximately one year.

The Fund’s strategy is designed so that any amount owed by the Fund on FLEX Options written by the Fund (“Written Options”) will be covered by payouts at the expiration of the FLEX Options purchased by the Fund (“Purchased Options”). The Fund receives premiums in exchange for the Written Options and pays premiums in exchange for the Purchased Options. Because amounts owed on the Written Options will be covered by payouts at the expiration of the Purchased Options, the Fund will not be in a net obligation position from the use of FLEX Options.

From time to time, the Fund may hold a portion of its assets in cash or invest them in liquid, short-term investments, including U.S. government obligations, certificates of deposit, commercial paper, other investment companies, money market instruments or other securities to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The positive or negative return of each monthly tranche is subject to a capped upside and partial downside protection. The target returns or loss for an investment in each monthly tranche is based on an assumption of holding the investment for one year, the price performance of the Index, and the maximum capped return.  Because each monthly tranche’s return will be capped, the return of the Fund with respect to any particular tranche may be less than the performance of the Index.

The Fund’s investment strategy is not designed to achieve a specific outcome over a specific holding period. The Fund invests in a portfolio of 10% Buffer Strategies. Each 10% Buffer Strategy is designed to deliver returns that match the price return of the Index, subject to the cap and buffer, if the strategy was entered into on the day on which the 10% Buffer Strategy enters the FLEX Options (i.e., the first day of a Tranche Holding Period) and held until those FLEX Options expire at the end of the Tranche Holding Period. Because the Fund will increase its position in the 10% Buffer Strategies in connection with inflows of assets into the Fund and during any rebalance, the Fund may enter the 10% Buffer Strategies on days other than the first day of the Tranche Holding Period. Likewise, the Fund will exit some of its position in the 10% Buffer Strategies in connection with outflows of assets from the Fund and during any rebalance, and such disposals typically will not occur on the last day of a Tranche Holding Period. As a result, the value of the Fund’s investment in the 10% Buffer Strategies may not be buffered against a specific level of decline in the value of the Index and may not participate in a gain in the value of Index up to a specific level of cap for the Fund’s investment period. At times during the Tranche Holding Period, the value of the securities in the Fund could vary because of related factors other than the price of the Index. Certain related factors are interest rates, implied volatility levels of the Index and securities comprising the Index, and implied dividend levels of the Index and securities comprising the Index.

Derivative Securities Risk. The Fund may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

FLEX Options Risk. The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Derivative Securities Risk described above.

FLEX Options Valuation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Index or ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Index or ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Index or ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, Index or ETF changes, and other market factors, may change rapidly over time. Options may expire unexercised, causing the Fund to lose the premium paid for the options. The Fund could experience a loss if securities underlying the options do not perform as anticipated. There may be an imperfect correlation between the prices of options and movements in the price of the securities or stock indexes on which the options are based.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index or an ETF, it may be subject to the risks associated with changes in that index or ETF.

Equity Risk. The Fund seeks to provide an investor exposure to the equity securities markets. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates.

Risks of Investing in Other Investment Companies. The Fund will incur higher and duplicative expenses when it invests in mutual funds and ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of such funds and ETFs. When the Fund invests in a mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the funds or index on which the ETF or index mutual fund or other vehicle is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs, mutual funds and other vehicles incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of these investment vehicles, in addition to Fund expenses. Because the Fund is not required to hold shares of mutual funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the funds. ETFs are subject to additional risks such as the fact that the market price of an ETF’s shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the other investment companies in which it invests. The Investment Company Act of 1940 and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company it may purchase to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Non-Diversification Risk. The Fund is non-diversified. The performance of a non-diversified fund may be more volatile than the performance of a diversified fund.

Market Risk. The value of your investment may fall over time because the Fund is subject to market risk. Because stock prices and the prices of the FLEX Options tend to fluctuate, the value of your investment in the Fund may increase or decrease.  The shares of the Fund at any point in time may be worth less than the original investment.

Leveraging Risk. The use of leverage, such as that embedded in options, could magnify the Fund's gains or losses.

The Fund is subject to performance and equity risk related to the US large cap equities.   Options’ payments at expiration are based on the price performance of the US large cap equity market or an ETF that tracks such market. The FLEX Options represent indirect positions in the US large cap equity market and are subject to changes in value as the price of the US large cap equity market or ETF rises or falls.  The value of the FLEX Options may be adversely affected by various factors affecting the US large cap equity market and/or ETF.  The settlement value of the FLEX Options is based on the Index or an ETF on the option expiration date only, and will be substantially determined by market conditions as of such time.  The Index or ETF is designed to replicate the performance of the US large cap equity market. The value of the Index or ETF will fluctuate over time based on fluctuations in the value of the stocks comprising the Index or ETF which may be impacted by changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates and the supply and demand for stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Risk of Loss. The Fund does not provide principal protection and you may not receive a return of the capital you invest.

The value of the written options has a negative impact on the value of your investment.  The Written Options create an obligation to make a payment in contrast to the Purchased Options which create the potential for receipt of a payment.  As the value of the Written Options increases, it has a negative impact on the value of your shares in the Fund.

ETF Risk. The Fund may invest in FLEX Options that reference an ETF or may invest in shares of an ETF that seeks to track the S&P 500® Index. The risks of investment in such options typically reflect the risks of types of instruments in which the ETF invests. The value of an ETF is subject to change as the values of the component securities of the index that the ETF seeks to track fluctuate. An ETF that seeks to track the S&P 500® Index may not exactly match the performance of the S&P 500® Index due to cash drag, differences between the portfolio of the ETF and the components of the S&P 500® Index, expenses and other factors. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), and disposition of such options will be taxed accordingly. The ETF is not actively managed and attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the ETF will hold constituent securities of the S&P 500® Index regardless of the current or projected performance of a specific security or particular industry or market sector, which could impact the unit price of the ETF, the FLEX Options and the Fund. The ETF may engage in securities lending. Securities lending involves the risk that the ETF may lose money because the borrower of the ETF’s loaned securities fails to return the securities in a timely manner or at all. Shares of ETFs may trade at a discount or premium from their NAV.

The value of the FLEX Options may change with the implied volatility of the Index or ETF and the securities comprising the Index or the ETF.  No one can predict whether implied volatility will rise or fall in the future.

The value of the Fund does not appreciate due to dividend payments paid by the companies in the Index or the ETF. The Fund seeks to provide target returns referencing the price performance of the Index or an ETF, which does not include returns from dividends paid by the companies in the Index or an ETF.

The values of the FLEX Options do not increase or decrease at the same rate as the Index.  The FLEX Options are all European style options, which means that they will be exercisable at the strike price only on the option expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Although they generally move in the same direction, the value of the FLEX Options does not increase or decrease at the same rate as the Index or ETF or their underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Index or the ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Index or ETF and the remaining time to expiration, all of which will cause the Fund’s NAV to fluctuate.

Credit Risk. Credit risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options.  As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations.

Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to sell a FLEX Option.

No one can guarantee that a liquid secondary trading market will exist for the FLEX Options.  Trading in the FLEX Options may be less deep and liquid than certain other securities.  FLEX Options may be less liquid than certain non-customized options.  The Fund expects that it will not invest more than 10% of its net assets in illiquid securities.  In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete.  In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price.  A less liquid trading market may adversely impact the value of the FLEX Options and your investment.

Under certain circumstances, current market prices may not be available with respect to the FLEX Options.  Under those circumstances, the value of the FLEX Options will require more reliance on the Adviser’s judgment than that required for securities for which there is an active trading market.  This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value received or paid for shares of the Fund.

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in the Fund’s ability to achieve its investment objective. In managing the Fund’s investment portfolio, the Adviser and portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Tax Risk. The Fund expects to comply with the requirements of the Code, so that it will be taxed as a regulated investment company (“RIC”). However, the U.S. federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle rules,” and various loss limitation provisions of the Code.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Institutional Class shares from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The calendar year returns of the Investor Class, Class A, Class C and Class Y shares will differ from those of the Institutional Class due to different expense structures. For periods prior to March 1, 2022, the Fund pursued a different investment objective and was named the Cboe Vest S&P 500® Buffer Strategy Fund.

Updated performance information is available at www.vestfin.com/mutual-funds or by calling the Fund toll-free at 855-505-VEST (8378).

Vest US Large Cap 10% Buffer Strategies Fund
(Institutional Class)
Calendar Year Total Returns
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
11.85%
-2.19%
17.71%
10.56%
12.51%
-9.88%
19.05%
15.54%
11.51%
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown, the highest quarterly return was 13.34% (quarter ended June 30, 2020) and the lowest quarterly return was -13.32%(quarter ended March 31, 2020).

Average Annual Returns for The Period Ended December 31, 2025

The table below shows how average annual total returns of the Fund’s shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After tax returns for Class A, Class C, Investor Class and Class Y shares will differ from those of the Institutional Class shares as the expenses of those classes differ.  For periods prior to March 1, 2022, the Fund pursued a different investment objective and was named the Cboe Vest S&P 500® Buffer Strategy Fund.

Institutional Shares	1 Year	5 years	Since Inception (08/23/2016)
Return Before Taxes	11.51%	9.23%	9.11%
Return After Taxes on Distributions	11.51%	9.23%	9.06%
Return After Taxes on Distributions and Sale of Fund Shares	6.81%	7.31%	7.43%
Class A Shares	1 Year	5 years	Since Inception (07/24/2018)
Return Before Taxes with Maximum Sales Load of 5.75%	4.81%	7.68%	7.94%

Class C Shares	1 Year	5 years	Since Inception (07/24/2018)
Return Before Taxes	10.41%	8.14%	7.90%

Investor Shares	1 Year	5 years	Since Inception (12/07/2016)
Return Before Taxes	11.29%	8.96%	8.91%

Class Y Shares	1 Year	5 years	Since Inception (07/24/2018)
Return Before Taxes	11.82%	9.49%	9.33%

	1 Year	5 years	Since Inception (08/23/2016)
S&P 500® Index	17.88%	14.42%	14.91%
Cboe S&P 500® Index Buffer Protect Balanced Series	13.08%	10.91%	10.47%

Investment Adviser

Vest Financial LLC is the investment adviser to the Fund.

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception on August 23, 2016.

Trevor Lack, Managing Director of the Adviser, has served as a portfolio manager to the Fund since February 2025.

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries”.

FUND SUMMARY –Vest US Large Cap 20% Buffer Strategies Fund

Investment Objective

The Vest US Large Cap 20% Buffer Strategies Fund (the “US Large Cap 20% Buffer Fund” or, solely for this Fund Summary, the “Fund”) seeks to provide investors with capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” and in the section “Distribution” in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Investor Class	Institutional Class	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None	None	None	None
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 30 days or less)	2.00%	2.00%	2.00%	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Investor Class	Institutional Class	Class Y
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) and Service Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.41%	0.30%	0.30%	0.32%	0.31%
Shareholder Services Plan	0.14%	0.16%	0.16%	0.11%	None
Total Annual Fund Operating Expenses	1.55%	2.21%	1.46%	1.18%	1.06%
Fee Waivers and/or Expense Reimbursements(1)	(0.35)%	(0.26)%	(0.26)%	(0.23)%	(0.36)%
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(1)	1.20%	1.95%	1.20%	0.95%	0.70%
(1)Vest Financial LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.95% of the daily net assets of each class of shares of the Fund offered in this prospectus, except for the Class Y shares where the Adviser has agreed to limit the total expenses to 0.70%. The Adviser may not terminate this expense limitation agreement prior to February 28, 2027. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust’s Board of Trustees and the Adviser may terminate this expense limitation agreement prior to February 28, 2027 only by mutual written consent.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$690	$1,004	$1,340	$2,286
Class C	$198	$666	$1,161	$2,524
Investor Class	$122	$436	$773	$1,724
Institutional Class	$97	$352	$627	$1,411
Class Y	$72	$301	$550	$1,262

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the Fund’s most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 77.44%.

Principal Investment Strategies

The Fund aims to achieve its objective by seeking to capture returns, up to a maximum gain, generated by U.S. large cap equity markets in rising markets, while seeking to cushion against losses in declining markets (i.e., a “buffer”). The Fund seeks to accomplish its goals by investing in a portfolio of options-based buffered investment strategies.

The Fund attempts to achieve its investment objective through the construction of twelve laddered portfolios of 20% buffer strategies (each a “20% Buffer Strategy”) that invest in exchange-traded FLexible EXchange® Options (“FLEX Options”) linked to a US large-cap equity index (the “Index”), such as the S&P 500 Index, or to an exchange traded fund (an “ETF”) that tracks the Index. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets (the “80% Test”) in a portfolio, or other investment companies that hold a portfolio, of FLEX Options linked to the Index and that are designed to replicate the returns of the twelve 20% Buffer Strategies. Each 20% Buffer Strategy seeks to provide investors with returns (before fees, expenses and taxes) that match the price return of the Index, up to a predetermined upside cap, while providing a buffer against the first 20% (before fees, expenses and taxes) of Index losses, over a defined one-year period. FLEX Options are customizable exchange-traded option contracts. For purposes of determining compliance with the Fund’s 80% Test, the Fund will only purchase FLEX Options on an Index, such as the S&P 500 index, that is considered to measure the large cap universe of issuers in the United States. For purposes of calculating the valuing the FLEX Options position and assessing compliance with the 80% Test, the Fund will consider the market value of its FLEX Options positions.

The term "laddered portfolio" refers to the Fund's portfolio being effectively divided into twelve segments (each referred to herein as a tranche), and each tranche being invested in options that have expiration dates which occur on a rolling, or periodic, basis. The Fund's "laddered" approach means that, at any given time, the Fund will generally hold one 20% Buffer Strategy that will reset its cap and refresh its buffer (see discussion below) within one month, a second 20% Buffer Strategy that will reset its cap and refresh its buffer within two months, a third 20% Buffer Strategy that will reset its cap and refresh its buffer within three months, etc., up to and including twelve months. The rolling or “laddered” nature of the investments in the 20% Buffer Strategies creates diversification of investment time period compared to the risk of buying or selling any one 20% Buffer Strategy at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the buffer of a single 20% Buffer Strategy due to the timing of investment in such 20% Buffer Strategy and the relative price of the Index.

The Fund constructs each monthly tranche of a 20% Buffer Strategy with FLEX Options that will be held for an approximate period of one year. Each month, a previously purchased tranche’s options will generally expire, be exercised or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately one year. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months.

Each monthly tranche of a 20% Buffer Strategy that is constructed within the Fund’s portfolio seeks to provide returns or losses before all estimated fees and expenses based on the price performance of the Index (which does not include the dividends paid by the companies in the Index) from the third Wednesday of the month to which the tranche belongs to the third Wednesday of the same month the following year (the “tranche holding period”) subject to the following conditions:

●If the price of the Index or ETF appreciates over the tranche holding period, the tranche seeks to provide a total return that increases by the percentage increase of the price of the Index or ETF, up to a maximum return that is determined at the start of the tranche holding period (the “Capped Return”).
●If the price of the Index or ETF decreases over the tranche holding period by 20% or less (the “Buffer Amount”), the tranche seeks to provide a total return of zero.
●If the price of the Index or ETF decreases over the tranche holding period by more than 20%, the tranche seeks to provide a total return loss that is 20% less than the percentage decrease in the price of the Index or ETF with a maximum loss of approximately 80%.

Each 20% Buffer Strategy has been specifically designed to produce the outcomes based upon the Index’s returns over the duration of the Tranche Holding Period. Each 20% Buffer Strategy is designed to deliver returns that match the price return of the Index, subject to the cap and buffer, if the strategy was entered into on the day on which the 20% Buffer Strategy enters the FLEX Options (i.e., the first day of a Tranche Holding Period) and held until those FLEX Options expire at the end of the Tranche Holding Period. At the end of each Tranche Holding Period, the FLEX Options for that tranche are generally sold or expire, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. This means that approximately every 30 days, one of the 20% Buffer Strategies will undergo a “reset” of its cap and a refresh of its buffer. At any given time, the Fund will generally hold one 20% Buffer Strategy with FLEX Options expiring within one month, a second 20% Buffer Strategy with FLEX Options expiring within two months, a third 20% Buffer Strategy with FLEX Options expiring within three months, etc., up to and including twelve months. The rolling or “laddered” nature of the investments in the 20% Buffer Strategies creates diversification of investment time-period and market level (meaning the level of Index at any given time) compared to the risk of acquiring or disposing of any one 20% Buffer Strategy at any one time. Because the Fund will increase its position in the 20% Buffer Strategies in connection with inflows of assets into the Fund and during any rebalance, the Fund may enter the 20% Buffer Strategies on days other than the first day of the Tranche Holding Period. Likewise, the Fund will exit some of its position in the 20% Buffer Strategies in connection with outflows of assets from the Fund and during any rebalance, and such disposals typically will not occur on the last day of a Tranche Holding Period. As a result, the value of the Fund’s investment in the 20% Buffer Strategies may not be buffered against a specific level of decline in the value of the Index and may not participate in a gain in the value of the Index up to a specific level of cap for the Fund’s investment period. At times during the Tranche Holding Period, the value of the securities in the Fund could vary because of related factors other than the level of the Index. Certain related factors are interest rates, implied volatility levels of the Index and securities comprising the Index, and implied dividend levels of the Index and securities comprising the Index. As a result, the Fund may experience investment returns that are very different from those that a single 20% Buffer Strategy seeks to provide.

The Fund will construct a non-diversified portfolio that may include exchange-traded FLEX Options that reference the Index or ETFs and / or other investment companies that hold exchange-traded FLEX Options that reference the Index or ETFs. Specifically, each tranche may consist of purchased call FLEX Options (i.e., options that give the Fund the right to receive the price of the Index or buy the ETF), written put FLEX Options (i.e., options that obligate the Fund to receive the price of the Index or buy the ETF), purchased put FLEX Options (i.e., options that give the Fund the right to pay the price of the Index or sell the ETF), and written call FLEX Options (i.e., options that obligate the Fund to pay the price of the Index or sell the ETF). Each monthly tranche is designed to provide partial protection from market downturns at the expense of limiting gains when the market is strongly positive.

Option contracts on an index give one party the right to receive or deliver the cash value of the particular index or ETF, and another party the obligation to receive or deliver the cash value of that index. Option contracts on an individual security such as an ETF give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. Many options are exchange-traded and are available to investors with set or defined contract terms. The Fund will use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions.

For any given tranche, the FLEX Options do not protect against declines of over 20% and investors will bear a loss that is 20% less than the percentage loss on the Index or ETF. Further, while each monthly tranche of the Fund seeks to limit losses from declines up to 20% of the Index or ETF on an annualized basis, there is no guarantee that it will do so. The FLEX Options also are intended to allow each monthly tranche of the Fund to participate in gains in the Index or ETF up to a maximum cap. Thus, even if the Index or ETF gains exceed that maximum cap, the gains in each monthly tranche of the Fund will be capped. The Fund expects that its assets will generally be invested evenly across the monthly tranches. As a result, portions of the Fund’s investments will have different levels of protection against declines in the Index or ETF and different levels of capped gains from gains in the Index or ETF. This creates diversification of market levels, protection levels and capped levels on a monthly basis compared to the risk of investing only in a single monthly tranche with the market level, protection level and capped level fixed for approximately one year.

The Fund’s strategy is designed so that any amount owed by the Fund on FLEX Options written by the Fund (“Written Options”) will be covered by payouts at the expiration of the FLEX Options purchased by the Fund (“Purchased Options”). The Fund receives premiums in exchange for the Written Options and pays premiums in exchange for the Purchased Options. Because amounts owed on the Written Options will be covered by payouts at the expiration of the Purchased Options, the Fund will not be in a net obligation position from the use of FLEX Options.

From time to time, the Fund may hold a portion of its assets in cash or invest them in liquid, short-term investments, including U.S. government obligations, certificates of deposit, commercial paper, other investment companies, money market instruments or other securities to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The positive or negative return of each monthly tranche is subject to a capped upside and partial downside protection. The target returns or loss for an investment in each monthly tranche is based on an assumption of holding the investment for one year, the price performance of the Index, and the maximum capped return.  Because each monthly tranche’s return will be capped, the return of the Fund with respect to any particular tranche may be less than the performance of the Index.

The Fund’s investment strategy is not designed to achieve a specific outcome over a specific holding period. The Fund invests in a portfolio of 20% Buffer Strategies. Each 20% Buffer Strategy is designed to deliver returns that match the price return of the Index, subject to the cap and buffer, if the strategy was entered into on the day on which the 20% Buffer Strategy enters the FLEX Options (i.e., the first day of a Tranche Holding Period) and held until those FLEX Options expire at the end of the Tranche Holding Period. Because the Fund will increase its position in the 20% Buffer Strategies in connection with inflows of assets into the Fund and during any rebalance, the Fund may enter the 20% Buffer Strategies on days other than the first day of the Tranche Holding Period. Likewise, the Fund will exit some of its position in the 20% Buffer Strategies in connection with outflows of assets from the Fund and during any rebalance, and such disposals typically will not occur on the last day of a Tranche Holding Period. As a result, the value of the Fund’s investment in the 20% Buffer Strategies may not be buffered against a specific level of decline in the value of the Index and may not participate in a gain in the value of the Index up to a specific level of cap for the Fund’s investment period. At times during the Tranche Holding Period, the value of the securities in the Fund could vary because of related factors other than the price of the Index. Certain related factors are interest rates, implied volatility levels of the Index and securities comprising the Index, and implied dividend levels of the Index and securities comprising the Index.

Derivative Securities Risk. The Fund may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

FLEX Options Risk. The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Derivative Securities Risk described above.

FLEX Options Valuation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Index or ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Index or ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Index or ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, Index or ETF changes, and other market factors, may change rapidly over time. Options may expire unexercised, causing the Fund to lose the premium paid for the options. The Fund could experience a loss if securities underlying the options do not perform as anticipated. There may be an imperfect correlation between the prices of options and movements in the price of the securities or stock indexes on which the options are based.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index or an ETF, it may be subject to the risks associated with changes in that index or ETF.

Equity Risk. The Fund seeks to provide an investor exposure to the equity securities markets. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates.

Risks of Investing in Other Investment Companies. The Fund will incur higher and duplicative expenses when it invests in mutual funds and ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of such funds and ETFs. When the Fund invests in a mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the funds or index on which the ETF or index mutual fund or other vehicle is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs, mutual funds and other vehicles incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of these investment vehicles, in addition to Fund expenses. Because the Fund is not required to hold shares of mutual funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the funds. ETFs are subject to additional risks such as the fact that the market price of an ETF’s shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the other investment companies in which it invests. The Investment Company Act of 1940 and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company it may purchase to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Non-Diversification Risk. The Fund is non-diversified. The performance of a non-diversified fund may be more volatile than the performance of a diversified fund.

Market Risk. The value of your investment may fall over time because the Fund is subject to market risk. Because stock prices and the prices of the FLEX Options tend to fluctuate, the value of your investment in the Fund may increase or decrease.  The shares of the Fund at any point in time may be worth less than the original investment.

Leveraging Risk. The use of leverage, such as that embedded in options, could magnify the Fund's gains or losses.

The Fund is subject to performance and equity risk related to the US large cap equities.   Options’ payments at expiration are based on the price performance of the US large cap equity market or an ETF that tracks such market.  The FLEX Options represent indirect positions in the US large cap equity market and are subject to changes in value as the price of the US large cap equity market or ETF rises or falls.  The value of the FLEX Options may be adversely affected by various factors affecting the US large cap equity market and/or ETF.  The settlement value of the FLEX Options is based on the Index or an ETF on the option expiration date only, and will be substantially determined by market conditions as of such time.  The Index or ETF is designed to replicate the performance of the US large cap equity market. The value of the Index or ETF will fluctuate over time based on fluctuations in the value of the stocks comprising the Index or ETF which may be impacted by changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates and the supply and demand for stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Risk of Loss. The Fund does not provide principal protection and you may not receive a return of the capital you invest.

The value of the written options has a negative impact on the value of your investment.  The Written Options create an obligation to make a payment in contrast to the Purchased Options which create the potential for receipt of a payment.  As the value of the Written Options increases, it has a negative impact on the value of your shares in the Fund.

ETF Risk. The Fund may invest in FLEX Options that reference an ETF or may invest in shares of an ETF that seeks to track the S&P 500® Index. The risks of investment in such options typically reflect the risks of types of instruments in which the ETF invests. The value of an ETF is subject to change as the values of the component securities of the index that the ETF seeks to track fluctuate. An ETF that seeks to track the S&P 500® Index may not exactly match the performance of the S&P 500® Index due to cash drag, differences between the portfolio of the ETF and the components of the S&P 500® Index, expenses and other factors. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code and disposition of such options will be taxed accordingly. The ETF is not actively managed and attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the ETF will hold constituent securities of the S&P 500® Index regardless of the current or projected performance of a specific security or particular industry or market sector, which could impact the unit price of the ETF, the FLEX Options and the Fund. The ETF may engage in securities lending. Securities lending involves the risk that the ETF may lose money because the borrower of the ETF’s loaned securities fails to return the securities in a timely manner or at all. Shares of ETFs may trade at a discount or premium from their NAV.

The value of the FLEX Options may change with the implied volatility of the Index or ETF and the securities comprising the Index or the ETF.  No one can predict whether implied volatility will rise or fall in the future.

The value of the Fund does not appreciate due to dividend payments paid by the companies in the Index or the ETF. The Fund seeks to provide target returns referencing the price performance of the Index or an ETF, which does not include returns from dividends paid by the companies in the Index or an ETF.

The values of the FLEX Options do not increase or decrease at the same rate as the Index.  The FLEX Options are all European style options, which means that they will be exercisable at the strike price only on the option expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Although they generally move in the same direction, the value of the FLEX Options does not increase or decrease at the same rate as the Index or ETF or their underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Index or the ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Index or ETF and the remaining time to expiration, all of which will cause the Fund’s NAV to fluctuate.

Credit Risk. Credit risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options.  As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations.

Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to sell a FLEX Option.

No one can guarantee that a liquid secondary trading market will exist for the FLEX Options.  Trading in the FLEX Options may be less deep and liquid than certain other securities.  FLEX Options may be less liquid than certain non-customized options.  The Fund expects that it will not invest more than 10% of its net assets in illiquid securities.  In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete.  In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price.  A less liquid trading market may adversely impact the value of the FLEX Options and your investment.

Under certain circumstances, current market prices may not be available with respect to the FLEX Options.  Under those circumstances, the value of the FLEX Options will require more reliance on the Adviser’s judgment than that required for securities for which there is an active trading market.  This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value received or paid for shares of the Fund.

Portfolio Turnover Risk. The Fund’s strategy will frequently involve buying and selling FLEX Options linked to the Index. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. High portfolio turnover, which will not be reflected as operational costs of the Fund, may cause the Fund’s performance to be less than you expect.

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in the Fund’s ability to achieve its investment objective. In managing the Fund’s investment portfolio, the Adviser and portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Large Shareholders and Redemptions Risk. The Fund may be adversely affected when a large shareholder purchases or redeems a large amount of shares relative to the size of the Fund, which can occur at any time. Large shareholder transactions can cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. A smaller fund can be more adversely affected by large purchases or redemptions.

Tax Risk. The Fund expects to comply with the requirements of the Code so that it will be taxed as a RIC. However, the U.S. federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle rules”, and various loss limitation provisions of the Code.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Institutional Class shares from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The calendar year returns of the Investor Class, Class A, Class C and Class Y shares will differ from those of the Institutional Class due to different expense structures. For periods prior to March 1, 2022, the Fund pursued a different investment objective and was named the Cboe Vest S&P 500® Enhanced Growth Strategy Fund.

Updated performance information is available at www.vestfin.com/mutual-funds or by calling the Fund toll-free at 855-505-VEST (8378).

Vest US Large Cap 20% Buffer Strategies Fund
(Institutional Class)
Calendar Year Total Returns
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
19.17%
-7.00%
30.72%
13.66%
15.72%
-7.10%
13.87%
10.48%
8.72%
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown, the highest quarterly return was 21.69% (quarter ended June 30, 2020) and the lowest quarterly return was -20.17% (quarter ended March 31, 2020).

Average Annual Returns for The Period Ended December 31, 2025

The table below shows how average annual total returns of the Fund’s shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Shares. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After tax returns for the Class A, Class C, Investor Class and Class Y shares will differ from those of the Institutional shares as the expenses of those classes differ. For periods prior to March 1, 2022, the Fund pursued a different investment objective and was named the Cboe Vest S&P 500® Enhanced Growth Strategy Fund.

Institutional Shares	1 Year	5 Years	Since Inception (12/21/2016)
Return Before Taxes	8.72%	8.02%	10.17%
Return After Taxes on Distributions	8.72%	4.76%	7.77%
Return After Taxes on Distributions and Sale of Fund Shares	5.16%	5.68%	7.64%

Class A Shares	1 Year	5 Years	Since Inception (01/31/2017)
Return Before Taxes with Maximum Sales Load of 5.75%	2.19%	6.47%	8.96%

Class C Shares	1 Year	5 Years	Since Inception (07/24/2018)
Return Before Taxes	7.70%	6.94%	8.06%

Investor Shares	1 Year	5 Years	Since Inception (01/31/2017)
Return Before Taxes	8.48%	8.41%	10.21%

Class Y Shares	1 Year	5 Years	Since Inception (07/24/2018)
Return Before Taxes	9.01%	8.26%	9.47%

	1 Year	5 Years	Since Inception (12/21/2016)
S&P 500® Index	17.88%	14.42%	14.95%
MerQube US 20% Buffer Laddered Index	11.03%	8.63%	7.54%

Investment Adviser

Vest Financial LLC is the investment adviser to the Fund.

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception in December 2016.

Trevor Lack, Managing Director of the Adviser, has served as a portfolio manager to the Fund since February 2025.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries”.

FUND SUMMARY – Vest S&P 500® Dividend Aristocrats Target Income Fund

Investment Objective

The Vest S&P 500® Dividend Aristocrats Target Income Fund (the “Aristocrats Fund” or, solely for this Fund Summary, the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Cboe S&P 500® Dividend Aristocrats Target Income Index (the “Cboe Aristocrats Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” and in the section “Distribution” in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Investor Class	Institutional Class	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None	None	None	None
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 30 days or less)	2.00%	2.00%	2.00%	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Investor Class	Institutional Class	Class Y
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) and Service Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.71%	0.57%	0.45%	0.55%	0.55%
Shareholder Services Plan	0.11%	0.02%	0.25%	0.12%	None
Total Annual Fund Operating Expenses	1.82%	2.34%	1.70%	1.42%	1.30%
Fee Waivers and/or Expense Reimbursements(1)	-0.62%	-0.39%	-0.50%	-0.47%	-0.60%
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(1)	1.20%	1.95%	1.20%	0.95%	0.70%
(1)    Vest Financial LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.95% of the daily net assets of each class of shares of the Fund offered in this prospectus, except for the Class Y shares where the Adviser has agreed to limit the total expenses to 0.70%. The Adviser may not terminate this expense limitation agreement prior to February 28, 2027. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust’s Board of Trustees and the Adviser may terminate this expense limitation agreement prior to February 28, 2027 only by mutual written consent.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$690	$1,058	$1,449	$2,541
Class C	$198	$693	$1,215	$2,646
Investor Class	$122	$487	$876	$1,967
Institutional Class	$97	$403	$732	$1,661
Class Y	$72	$353	$655	$1,515

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the Fund’s most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 422.70%.

Principal Investment Strategies

The Fund employs an investment approach designed to track the performance of the Cboe Aristocrats Index before fees and expenses. The Cboe Aristocrats Index is designed with the primary goal of generating an annualized level of income that is approximately 10% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating limited capital appreciation based on the returns of the equity components of the S&P 500 ® Dividend Aristocrats® Index.

About the Index’s Strategy

The Cboe Aristocrats Index, constructed and maintained by the Cboe Global Markets Inc. (“Index Calculation Agent” and/or “Cboe”), is designed with the primary goal of generating an annualized level of income that is approximately 10% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating limited capital appreciation based on the returns of the equity components of the S&P 500® Dividend Aristocrats® Index. The Cboe Aristocrats Index investment strategy includes:

•buying an equally weighted portfolio of stocks of companies (“Stock Portfolio”) that are the members of the S&P 500® Dividend Aristocrats® Index (“SPDAUDT Index”); and

•partially writing hypothetical weekly U.S. exchange-traded covered call options (“Call Options”) on each of the stocks.

Stock Portfolio: The Stock Portfolio in the Cboe Aristocrats Index is rebalanced to be equally weighted each January, April, July and October and is reconstituted on an annual basis by selecting stocks that have options that trade on a national securities exchange and are members of the SPDAUDT Index during the January rebalance. The

SPDAUDT Index, constructed and maintained by S&P Dow Jones Indices LLC, includes companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The SPDAUDT Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 25 consecutive years of dividend growth or if sector caps are breached, the SPDAUDT Index will include companies with shorter dividend growth histories.

Call Options: Each stock in the Stock Portfolio is partially overwritten with an exchange-traded-call option on that stock. Each exchange-traded call option included in the Cboe Aristocrats Index is a hypothetical “European-style” option (i.e., an option which can only be exercised at the strike price at its expiration) with an approximate term of 7-days (“Term”). The strike price (i.e., the price at which a call option can be exercised) of each call option included in the Cboe Aristocrats Index must be as close as possible to the closing price of the option’s underlying stock price as of the beginning of the Term, the last business day of the week. Each such option will automatically be deemed exercised on its expiration date if its underlying stock price is above its strike price. If the stock underlying the call option closes above the option’s strike price, a cash settlement payment in an amount equal to the difference between the strike price and the closing price of the stock is deemed to be made and the Cboe Aristocrats Index value is correspondingly reduced. If the underlying stock does not close above its strike price, then the option expires worthless and the entire amount of the premium payment is retained within the Cboe Aristocrats Index. The Call Options are rolled at the end of the Term, into a new set of Call Options with a new term of approximately 7 days. The Cboe Aristocrats Index is designed to vary the number of Call Options written over the Term such that the Stock Portfolio is partially overwritten with Call Options. The number of Call Options written is determined at the start of the Term such that total annualized income per unit of investment expressed as a percentage over the calendar year (“Annualized Yield”) from dividends received from the Stock Portfolio and the premiums received from the Call Options is approximately 10% over the annual dividend yield of the S&P 500® Index. The Cboe Aristocrats Index may utilize Flexible Exchange® Options (“FLEX Options”), which are customized equity or index option contracts that trade on an exchange, but unlike standardized exchange-traded options provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates.

The Cboe Aristocrats Index is published under the Bloomberg ticker symbol “SPAI”.

About the Fund’s Strategy

The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Cboe Aristocrats Index whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in component securities of the Cboe Aristocrats Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Fund intends to invest in a sample of the securities in the Cboe Aristocrats Index with a view towards making quarterly distributions at an approximate rate of 10% over the annual dividend yield of the S&P 500® Index, before fees and expenses.

The Fund may invest in the entire Stock Portfolio or a representative sample of the Stock Portfolio whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Stock Portfolio as a whole. The Fund will seek to reconstitute and rebalance at or close to the same time as when the Stock Portfolio is rebalanced.

The Fund may sell standardized exchange-traded call options or European style FLEX Options that reference the stock that the Fund may invest in. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. OTC options are options that do not trade on an exchange.

Additionally, the Fund will seek to reduce or eliminate the portion of its distributions that are characterized as return of capital for tax purposes and may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets. The result of such transactions would be to change the tax character of certain distributions from the Fund from return of capital to taxable dividends, thus accelerating the tax liability for current shareholders.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Fund invests can be worse than expected and investments may fail to perform as the Adviser expects. As a result, the value of your shares in the Fund may decrease.

Specific risks of investing in the Fund are described below.

Call Options Risk. Writing call options are speculative activities and entail greater than ordinary investment risks. The Fund’s use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying stock, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio managers use options to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. When selling a call option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying stock is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying stock(s).

FLEX Options Risk. The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. No one can guarantee that a liquid secondary trading market will exist for the FLEX Options. Trading in the FLEX Options may be less deep and liquid than certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices, liquidating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete, and the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and your investment. FLEX Options are also subject to the Call Option Risk described above.

FLEX Options Valuation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX

Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.

Equity Securities Risk. The Fund invests in equity securities. The value of the Fund will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Sector Concentration Risk. The Fund from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.

Market Risk. Market risk is the risk that a particular security owned by the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

Portfolio Turnover Risk. The Fund’s strategy will frequently involve buying and selling Call Options to generate premium income. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Index Limitations Risk. The Cboe Aristocrats Index is designed to represent a proposed option writing strategy. The Index Calculation Agent uses an option valuation method to calculate the value of the portfolio of FLEX Options that are constituents of the Index. Failure by the Index Calculation Agent to fully comprehend and accurately model the constituent FLEX Options may cause the performance of the Cboe Aristocrats Index to vary from the performance of an actual portfolio of the constituent securities or the performance of the Fund. Like many passive indexes, the Cboe Aristocrats Index does not take into account significant factors such as transaction costs and taxes and, because of factors such as these, the Fund’s portfolio should be expected to underperform the Index.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Cboe Aristocrats Index. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to movements of assets into and out of the Fund in sizes that may differ from the size of the FLEX Option contracts that constitute the Index, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by reconstitutions and rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Cboe Aristocrats Index and may hinder the Fund’s ability to meet its investment objective.

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in the Fund’s ability to achieve its investment objective. In managing the Fund’s investment portfolio, the Adviser and portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Tax Risk. The Fund expects to comply with the requirements of the Code so that it will be taxed as a RIC. However, the U.S. federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, the possible application of the ”straddle rules”, and various loss limitation provisions of the Code. Additionally, from time to time, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets. The desired result of such transactions would be to change the tax character of certain distributions from the Fund from return of capital to taxable dividends, thus accelerating the tax liability for current shareholders. Accordingly, an investment in the Fund may not be appropriate for those investors who are seeking to minimize current tax liabilities or are seeking investments in funds that utilize tax deferral investment strategies.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Institutional Class shares from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The calendar year returns of the Investor Class, Class A, Class C and Class Y shares will differ from those of the Institutional Class due to different expense structures.

Updated performance information is available at www.vestfin.com/mutual-funds or by calling the Fund toll-free at 855-505-VEST (8378).

Vest S&P 500® Dividend Aristocrats Target Income Fund
(Institutional Class)
Calendar Year Total Returns
30.00%
20.00%
10.00%
0.00%
-10.00%
-4.26%
26.06%
7.34%
24.50%
-7.12%
6.75%
5.37%
6.12%
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown, the highest quarterly return was 17.22% (quarter ended June 30, 2020) and the lowest quarterly return was -23.27% (quarter ended March 31, 2020).

Average Annual Returns for The Period Ended December 31, 2025

The table below shows how average annual total returns of the Fund’s shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After tax returns for Class A, Class C, Investor Class and Class Y shares will differ from those of the Institutional Class shares as the expenses of those classes differ.

Institutional Shares	1 Year	5 Years	Since Inception (09/11/2017)
Return Before Taxes	6.12%	6.66%	8.35%
Return After Taxes on Distributions	2.67%	3.57%	5.73%
Return After Taxes on Distributions and Sale of Fund Shares	3.58%	3.88%	5.46%

Class A Shares	1 Year	5 Years	Since Inception (09/11/2017)
Return Before Taxes with Maximum Sales Load of 5.75%	-0.33%	5.12%	7.31%

Class C Shares	1 Year	5 Years	Since Inception (09/11/2017)
Return Before Taxes	5.02%	5.57%	7.24%

Investor Shares	1 Year	5 Years	Since Inception (09/11/2017)
Return Before Taxes	6.40%	6.50%	8.14%

Class Y Shares	1 Year	5 Years	Since Inception (07/24/2018)
Return Before Taxes	6.30%	6.91%	8.27%

	1 Year	5 Years	Since Inception (09/11/2017)
S&P 500® Index	17.88%	14.42%	14.84%
Cboe S&P 500® Dividend Aristocrats Target Income Index	6.81%	7.63%	9.38%

Investment Adviser

Vest Financial LLC is the investment adviser to the Fund.

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception in September 2017.

Trevor Lack, Managing Director of the Adviser, has served as a portfolio manager to the Fund since February 2025.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries”.

FUND SUMMARY – Vest Bitcoin Strategy Managed Volatility Fund

Investment Objective

The investment objective of the Vest Bitcoin Strategy Managed Volatility Fund (the “Bitcoin Fund” or, solely for this Fund Summary, the “Fund”) is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None	None
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 30 days or less)	2.00%	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class	Class Y
Management Fee	1.00%	1.00%	1.00%
Distribution (12b-1) and Service Fees	0.25%	None	None
Other Expenses	0.76%	0.94%	0.77%
Shareholder Services Plan	0.25%	0.07%	0.00%
Total Annual Fund Operating Expenses	2.26%	2.01%	1.77%
Fee Waivers and/or Expense Reimbursements(1)	(1.02)%	(1.02)%	(0.88)%
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(1)	1.24%	0.99%	0.89%
(1) Vest Financial LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.99% of the daily net assets of each class of shares of the Fund, except for the Class Y shares where the Adviser has agreed to limit the total expenses to 0.89%. The Adviser may not terminate this expense limitation agreement prior to February 28, 2027. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust’s Board of Trustees and the Adviser may terminate this expense limitation agreement prior to February 28, 2027 only by mutual written consent.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investor Class	$126	$608	$1,117	$2,516
Institutional Class	$101	$532	$989	$2,256
Class Y	$91	$471	$877	$2,011

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the Fund’s most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 324.56%.

Principal Investment Strategies

The Fund seeks to achieve total return by constructing a dynamic portfolio with the aim of both managing the volatility of the Fund and reducing the impact on the Fund’s portfolio of significant market downturns during periods of high volatility in the price of Bitcoin. The Fund seeks to achieve these objectives by allocating its assets among a range of options contracts, including standardized listed options and FLexible Exchange Options (“FLEX Options”) (collectively, “Options”) that will utilize as their reference asset instruments that provide exposure to the returns of Bitcoin (the “Bitcoin Reference Instruments” and/or exchange-traded futures contracts linked to Bitcoin that are cash-settled in U.S. dollars (“Bitcoin Futures”) and any one or more of the following: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), treasury inflation-protected securities, and repurchase agreements (“Cash Investments”) (collectively, Bitcoin Futures, Options, and Cash Investments are referred to as “Constituent Investments”). The Bitcoin Reference Instrument that the Fund currently intends to invest is the Cboe Mini Bitcoin U.S. ETF Index. However, the Bitcoin Reference Instrument utilized by the Fund may change over time.

The Bitcoin Reference Instruments

The Fund does not invest directly in bitcoin. Rather, the Fund will invest in Bitcoin Futures and/or a range of Options that reference the Bitcoin Reference Instruments. The Bitcoin Reference Instruments that may be referenced by the Options include Bitcoin ETPs or Bitcoin ETP Indexes. Bitcoin ETPs are exchange-traded investment products that are not registered under the Investment Company Act of 1940 (the “1940 Act”). The Bitcoin ETPs seek to generally reflect the price performance of bitcoin by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin the Bitcoin ETPs hold.

Bitcoin ETP Indexes are designed to track the performance of Bitcoin ETPs listed on eligible exchanges. These Bitcoin ETP Indexes aim to provide a benchmark for the price return performance of Bitcoin ETPs, reflecting the market dynamics and trends of Bitcoin investments. The primary objective of a Bitcoin ETP Index is to represent the price return performance of Bitcoin ETPs.

The Bitcoin ETP Indexes that the Fund may utilize as the Bitcoin Reference Instrument include: Cboe Bitcoin U.S. ETF Index and Cboe Mini Bitcoin U.S. ETF Index. The Bitcoin ETPs that the Fund may utilize as the Bitcoin Reference Instrument include: iShares Bitcoin Trust ETF, Grayscale Bitcoin Trust ETF, Fidelity Wise Origin Bitcoin Fund, Bitwise Bitcoin ETF and ARK 21Shares Bitcoin ETF.

General Information on Options:

The Fund may invest in both purchased and written put and call Options that reference the Bitcoin Reference Instrument. Because the value of the Fund is based on Options that reference the Bitcoin Reference Instrument and not the Bitcoin Reference Instrument directly, variations in the value of the Options impact the correlation between the Fund’s NAV and the price of the Bitcoin Reference Instrument. The Options that the Fund will hold that reference the Bitcoin Reference Instrument will give the Fund the right or the obligation to either receive or deliver a cash payment on the Option expiration date based upon the difference between the Bitcoin Reference Instrument's value and a strike price, depending on whether the Option is a put or call Option and whether the Fund purchases or sells the Option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.

FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and Options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.

Traditional exchange-listed Options have standardized terms, such as the type, the reference asset, the strike price and expiration date. Exchange-listed Options are also guaranteed for settlement by the OCC.

About the Managed Volatility Strategy and Target Exposure

The Fund is actively managed by its investment adviser (the “Adviser”), using a strategy (“Managed Volatility Strategy”) designed to change allocations among the Constituent Investments in response to changes in historically realized volatility of Bitcoin Futures relative to a volatility target for the Fund that is periodically set by the Adviser (the “Volatility Target”). If the historically realized volatility of Bitcoin Futures increases relative to the Volatility Target, the Adviser may reduce the Fund’s economic exposure to Bitcoin Futures (the “Target Exposure”) and allocate a higher amount to Cash Investments. On the other hand, if the historically realized volatility of Bitcoin Futures decreases relative to the Volatility Target, the Adviser may increase the Fund’s Target Exposure to Bitcoin Futures and allocate a lesser amount to Cash Investments. The Adviser may review both short-term and long-term measures of historically realized volatility of Bitcoin Futures to determine changes to the Target Exposure. Historically realized volatility is an assessment of variation in returns of an asset from its average as evident in the daily prices of that asset over a certain historical period. The historical period over which the volatility is measured can be short-term such as over 21 consecutive trading days or long-term such as over 260 trading days.
The historically realized volatility of Bitcoin Futures is relatively high. For instance, at times Bitcoin Futures have realized volatility that is more than five times the volatility realized by the broad US stock market weighted by market capitalization. Due to the elevated levels of volatility of Bitcoin Futures, the Fund’s Target Exposure may be substantially less than 100% of the Fund’s net assets. Under normal circumstances, the Fund expects to maintain a Target Exposure of between 50% and 100%. During periods other than normal circumstances, including periods where there is extreme volatility and where the Adviser believes it is prudent to take a temporary defensive posture, the Fund may reduce its Target Exposure significantly. The Fund does not anticipate its Target Exposure will exceed 100%.

The Adviser believes that the Managed Volatility Strategy may lead to total returns for investors while dampening large swings in the volatility of the Fund’s entire portfolio over time. However, historically realized volatility may not be indicative of future volatility. Due to this limitation, changes in market conditions, or other factors, the actual realized volatility of the Fund for any particular period may be materially higher or lower than the volatility targeted by the Adviser. The return of the Fund for any given period could be directionally different than the returns of Bitcoin or Bitcoin Futures or Bitcoin Reference Instruments depending on allocation decisions made by the Adviser in its attempt to implement the Managed Volatility Strategy.

About the Volatility Target

The Adviser will seek to manage the volatility of the Fund consistent with changes in the broad level of risks in capital markets. The Adviser will change the Volatility Target for the Fund, based on the Adviser’s subjective assessment, as the levels of risks in capital markets change. The Adviser will review several factors that provide indications of the level of risks in capital markets in setting the Volatility Target, including but not limited to levels of yield in high-quality short-term debt securities, levels of credit spreads in the corporate bond market, volatility of the broad US stock market, quantitative signals based upon the Adviser’s research, that rely on the evaluation of technical and fundamental indicators, such as trends in historical prices, spreads between Bitcoin Futures’ prices of differing expiration dates, implied forward price premiums of differing option expiration dates, supply/demand data, momentum and price data on Bitcoin. The Fund is actively managed and has the flexibility to change the Volatility Target, at the Adviser's discretion, in order to achieve the Fund’s objective.

The Fund’s Portfolio Composition

The Fund invests substantially all of its assets in a combination of Options that reference Bitcoin Reference Instruments and/or Bitcoin Futures and Cash Investments whose collective performance is designed to achieve total return with the aim of both managing the volatility of the Fund and limiting losses due to severe sustained decline. Importantly, the Fund will not invest directly in Bitcoin or any other digital currencies. To the extent that the Fund seeks to gain exposure to Bitcoin Futures, in whole or in part, it will do so through investments in a subsidiary organized in the Cayman Islands (the “Vest Subsidiary”). The Vest Subsidiary is wholly owned and controlled by the Fund. The Fund will also likely have significant Cash Investments. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. Again, however, the Fund will not invest directly in Bitcoin or any other digital currencies.

The Fund will seek to gain exposure to the Bitcoin markets primarily through Options that reference Bitcoin Reference Instruments and/or exchange-traded futures contracts that are cash-settled in U.S. dollars and are traded on, or subject to the rules of, commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”), such as the Chicago Mercantile Exchange (the “CME”). The CME is a US-registered designated contract market and derivatives clearing organization. Futures contracts are financial contracts, the value of which depends on, or is derived from, an underlying reference asset. In the case of Bitcoin Futures, the underlying reference asset is Bitcoin. The CME has specified that the value of Bitcoin underlying Bitcoin futures contracts traded on the CME will be determined by reference to the CME CF Bitcoin Reference Rate, which provides an indication of the price of Bitcoin across certain Bitcoin trading platforms.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold, and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. The Fund will be a net buyer of Bitcoin Futures. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash,

U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 40% of the value of the contract being traded.

A cash-settled future contract means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on Bitcoin, the amount of cash to be paid is equal to the difference between the value of the Bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement.

The Vest Subsidiary is wholly owned and controlled by the Fund. The Fund’s investment in the Vest Subsidiary may not exceed 25% of the Fund’s total assets (the “Subsidiary Limit”) at certain times during the taxable year. The Fund’s investment in the Vest Subsidiary is intended to provide the Fund with exposure to Bitcoin returns (when using Bitcoin Futures) while enabling the Fund to satisfy source-of-income requirements that apply to RICs under the Code. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Vest Subsidiary. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Bitcoin Futures. The Fund will aggregate its investments with the Vest Subsidiary for purposes of determining compliance with (i) Section 8 of the Investment Company Act of 1940 (the “1940 Act”), which governs fundamental investment limitations (which are described more specifically in the Fund’s statement of additional information); and (ii) Section 18 of the 1940 Act, which governs capital structure and includes limitations associated with the Fund’s ability to leverage its investments. Additionally, the Vest Subsidiary’s investment advisory contracts will be governed in accordance with Section 15 of the 1940 Act, and the Vest Subsidiary will adhere to applicable provisions of Section 17 of the 1940 Act governing affiliate transactions. The principal investment strategies and principal risks of the Vest Subsidiary constitute principal investment strategies and principal risks of the Fund, and the disclosures of those strategies and risks in this prospectus are designed to reflect the aggregate operations of the Fund and the Vest Subsidiary.

Due to the Subsidiary Limit, margin requirements for Bitcoin Futures and the high volatility of Bitcoin Futures, the Fund’s exposure to Bitcoin Futures, and resultantly the sensitivity of its prices to changes in price of Bitcoin Futures, may be substantially below the highest exposure of 100%. Margin requirements will determine the amount of collateral the Fund is required to post to its futures commission merchant (“FCM”). An FCM is a brokerage firm that solicits or accepts orders to buy or sell futures contracts and accepts money or other assets from customers to support such orders. FCMs are required to be registered with the CFTC and to be members of the National Futures Association. Minimum margin requirements for Bitcoin Futures are set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. FCMs may require a margin level beyond the exchange’s minimum requirement. The Fund’s exposure to Bitcoin Futures may decrease if, and when, margin requirements for Bitcoin Futures increase.

The CME limits the position (the “Position Limit”) acquired by a single entity, such as the Fund or its subsidiary, for Bitcoin Future contracts with an expiry date closest to the trade date. The CME does not limit positions for contracts for expiry dates other than the closest to trade date. However, for positions that exceed an accountability level of contracts (the “Accountability Level”), the CME may ask the Fund or its subsidiary to provide information relating to the position, including, but not limited to, the nature and size of the position, the trading strategy employed with respect to the position, and hedging information, if applicable. Failure to supply the requested information may result in an order to reduce such positions. Additionally, the CME may ask the Fund, or its subsidiary, to not further increase its positions, comply with any limit on the size of the position and/or reduce any open position which exceeds the Accountability Level. The Vest Subsidiary may be unable to invest in Bitcoin Futures beyond the Position Limit or Accountability Level. This may limit the maximum assets that can be committed to the Fund’s investment strategy, and consequently to the Fund. The Trust may close the Fund to additional investments as a result of its positions nearing the Position Limit or Accountability Level.

As the Fund’s investments in Bitcoin Futures nears expiry, the Fund will roll the futures. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The Fund generally selects between Bitcoin Futures contracts with the three nearest expiration dates (known as the front, second and third month contracts) based on the Adviser’s analysis of the liquidity and cost of establishing and maintaining such positions. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund may sell the expiring contract at a lower price and buy a longer-dated contract at a higher price, resulting in a negative roll yield. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund may sell the expiring contract at a higher price and buy a longer-dated contract at a lower price, resulting in a positive roll yield. Due to contango, backwardation or other factors, the returns from Bitcoin Futures may differ from returns from a direct investment in Bitcoin. The Fund does not invest in, or seek exposure to, the current “spot” or cash price of Bitcoin.

The Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets; the Fund will seek to achieve and maintain, generally with a highest exposure to Bitcoin of 100% by using Options or leverage inherent in futures contracts and through reverse repurchase agreements. The Fund’s Bitcoin futures, if any, will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post to its FCM. The Fund’s investments in Options, futures and reverse repurchase agreements are subject to the requirements of Rule 18f-4 under the 1940 Act, which governs the use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Although the Fund’s Bitcoin Futures will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post, the Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets.

The Fund (and the Vest Subsidiary, as applicable) expects to invest its remaining assets in any one or more of the following Cash Investments: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), treasury inflation-protected securities, and repurchase agreements that provide liquidity, serve as margin or collateralize the Fund’s and/or the Vest Subsidiary’s investments in Options that reference Bitcoin Reference Instruments or Bitcoin Futures.

The Fund is classified as a non-diversified fund under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer.

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Bitcoin ETP Risk. The Fund may invest in Options that utilize Bitcoin ETPs or Bitcoin ETP Indexes as the Bitcoin Reference Instrument. Bitcoin ETPs are exchange-traded investment products that seek to match the daily changes in the price of bitcoin, before the payment of its fees and expenses, and trade intra-day on a national securities exchange. Bitcoin ETPs are not registered under the 1940 Act and therefore do not provide investors with the protections afforded by 1940 Act-registered products. Shares of Bitcoin ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of Options that reference Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange-traded fund, and generally reflect the risks of owning the bitcoin held by the Bitcoin ETPs. Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index. Because the Fund may use Bitcoin ETPs to get its exposure to the price of bitcoin, the risk exists that the value of Bitcoin ETPs will deviate from the price of bitcoin. The Bitcoin ETPs have a short trading history and may be subject to volatility risk, as well as the risks discussed in "Bitcoin Risk" set forth below. Brokerage, tax and other expenses may negatively impact the performance of the Bitcoin ETPs and, in turn, the value of the Fund’s shares.

Bitcoin Risks

The following risk are specifically attributable to making investments in or related to Bitcoin. Each of these risks could adversely impact the value of an investment in the Fund.

•New Technology Adoption Risks. Investing in Bitcoin or Bitcoin-linked investments represents an investment in a new technological innovation with a limited history. The limited market trading history may limit the ability of the Adviser to assess opportunities and risks.

•Industry Uncertainty Risks. Bitcoin and the marketplace for Bitcoin are relatively new, which means that this type of investment is subject to a high degree of uncertainty. Uncertainty surrounding the adoption of Bitcoin, growth in its usage and in the blockchain for various applications and an accommodating regulatory environment creates a risk for the Fund.

•Bitcoin Volatility Risks. Bitcoin trading prices are volatile. As a result, Bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of Bitcoin. Historically realized volatility may not be indicative of future volatility. Due to this limitation, changes in market conditions, or other factors, the actual realized volatility of the Fund for any particular period may be materially higher or lower than the volatility targeted by the Adviser. The return of the Fund for any given period could be directionally different than the price direction of Bitcoin, Bitcoin Reference Instruments, or Bitcoin Futures depending on allocation decisions made by the Adviser in its attempt to implement the Managed Volatility Strategy.

•Regulatory Risks. While the Bitcoin and the trading platforms and infrastructure on which Bitcoin is traded is largely unregulated, both domestic and foreign regulators and governments have given significant attention to fraud and other manipulative acts that have occurred related to Bitcoin. To the extent that future regulatory actions or policies limit or restrict Bitcoin usage, Bitcoin trading or the ability to convert Bitcoin to government currencies, the demand for Bitcoin may be reduced, which may adversely affect an investment in the Fund. Moreover, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies.

•Excess Supply Risks.  Newly created Bitcoin are generated through a process referred to as “mining,” and such Bitcoin are referred to as “newly mined Bitcoin.” If entities engaged in Bitcoin mining choose not to hold the newly mined Bitcoin, and, instead, make them available for sale, this increase in the supply of such Bitcoin can create downward pressure on the price of Bitcoin. The supply of Bitcoin is constrained or formulated by its protocol, such that the number of newly minted Bitcoins is reduced over time until Bitcoin issuance halts completely with a total of 21 million Bitcoins in existence.

•Disruptions and Failures at Bitcoin. Bitcoin trading platforms operate websites on which users can trade Bitcoin for U.S. dollars, other government currencies or other digital assets. Bitcoin trading platforms have a limited history with a record of disruptions. In many of these instances, the customers of such trading platforms were not compensated or made whole for the partial or complete losses of their funds held at the trading platforms. The potential for instability of Bitcoin trading platforms and the closure or temporary shutdown of trading platforms due to fraud, business failure, hackers, distributed denial of service attacks or malware, or government-mandated regulation may reduce confidence in Bitcoin, which may result in greater volatility in Bitcoin.

•Risks Associated with Demand for Specific Digital Assets. As the market for Bitcoin evolves, it is possible that a digital asset other than Bitcoin held by the Fund could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for Bitcoin held by the Fund (and thus negatively impacting the value of the Fund). Bitcoin hold a “first-to-market” advantage over other digital assets. Despite the market first-mover advantage of Bitcoin, it is possible that other digital assets could become materially popular due to either a perceived or exposed shortcoming of a network protocol that is not immediately addressed or a perceived advantage of an alternative digital assets that includes features not incorporated into Bitcoins held by the Fund. In such circumstances, the demand for the Bitcoin held by the Fund could be negatively impacted. Decreased demand for Bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

•Competition from central bank digital currencies (“CBDCs”). Central banks have introduced digital forms of legal tender. China’s CBDC project, known as Digital Currency Electronic Payment, has reportedly been tested in a live pilot program conducted in multiple cities in China. A recent study published by the Bank for International Settlements estimated that at least 36 central banks have published retail or wholesale CBDC work ranging from research to pilot projects. Whether or not they incorporate blockchain or similar technology, CBDCs, as legal tender in the issuing jurisdiction, could have an advantage in competing with, or replacing, bitcoin and other cryptocurrencies as a medium of exchange or store of value. Central banks and other governmental entities have also announced cooperative initiatives and consortia with private sector entities, with the goal of leveraging blockchain and other technology to reduce friction in cross-border and interbank payments and settlement, and commercial banks and other financial institutions have also recently announced a number of initiatives of their own to incorporate new technologies, including blockchain and similar technologies, into their payments and settlement activities, which could compete with, or reduce the demand for, Bitcoin. As a result of any of the foregoing factors, the value of Bitcoin could decrease, which could adversely affect an investment in the Fund.

•Risks from Decreased Incentives for Miners. Miners generate revenue from both newly created Bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the blockchain. A large-scale cessation, either due to policy intervention or other reasons, may also cause higher volatility in Bitcoin price, lower process power of the bitcoin network, and higher transaction costs. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of Bitcoin. Furthermore, the block reward will decrease over time. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use Bitcoin. Decreased demand for Bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

•Risks of Changes to Bitcoin Network. A small group of individuals can propose refinements or improvements to the Bitcoin Network’s source code through one or more software upgrades that alter the protocols and software that govern the Bitcoin network and the properties of Bitcoin, including the irreversibility of transactions and limitations on the mining of new Bitcoin. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin network (and the blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin network running in parallel, but with each version’s Bitcoin (the asset) lacking interchangeability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. It is unclear how such actions will affect the long-term viability of Bitcoin and, accordingly, may adversely affect an investment in the Fund.

•Risks Associated with Intellectual Property Rights. Third parties may assert intellectual property claims relating to the holding and transfer of certain Bitcoin and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer Bitcoin may adversely affect an investment in the Fund.

Other General Fund Risks

•Risk of Limited Exposure. Due to the Fund’s investment strategy of limiting its volatility, the Fund’s investment in Bitcoin may be a small proportion of the Fund’s assets.
•Risk of Call Options. The use of call options involves risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the purchaser of a call option, the Fund will generally only exercise the option if the value of the reference index or security rises above the strike price. If the value of the reference index or security does not rise above the level of the strike price, the option is likely to expire worthless. When writing a call option, the Fund will have no control over the exercise of the option by the option holder. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, currency exchange rates, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their reference index or security and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.

•Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

•Options Valuation Risk. The Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the Options will be determined based upon market quotations or using other recognized pricing methods. The Options are also subject to correlation risk, meaning the value of the Options does not increase or decrease at the same rate as the Bitcoin Reference Instrument (although they generally move in the same direction) or its underlying securities. The value of the Options prior to the expiration date may vary because of factors other than the value of the Bitcoin Reference Instrument, such as interest rate changes, changing supply and demand, decreased liquidity of the Options, a change in the actual and perceived volatility of the stock market and the Bitcoin Reference Instrument and the remaining time to expiration. Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the Options which could impact the value paid for shares of the Fund.

•Risk of Investing in Futures. The Fund may invest in exchange-traded Bitcoin futures contracts (through the Vest Subsidiary). Futures contracts can be highly volatile and using futures can increase the volatility of the Fund’s NAV and/or lower total return. Additionally, a relatively small movement in the price or value of a futures transaction may result in substantial losses to the Fund, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

•Bitcoin Futures Market Risk. Unlike other more developed futures markets, the market for exchange-traded Bitcoin futures contracts has limited trading history and operational experience and may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than more established futures markets.

•Risk of Limit to Fund’s Maximum Assets. CME’s Position Limit and Accountability Level may limit the maximum assets that can be committed to the Fund’s investment strategy, and consequently to the Fund. The Trust may close the Fund to additional investments as a result of its positions nearing the Position Limit or Accountability Level. The Fund may also limit its size and close to new investment if it deems that it cannot meet liquidity demands from potential redemptions or that it may become so large that as to require more liquidity to meet potential redemptions than the market can provide.

•Risk of Investing in Derivatives. The Fund may invest in derivatives. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•Valuation Risk. In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. There is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

•Liquidity Risk. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Bitcoin Future contract or Option that references Bitcoin Reference Instruments. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the Bitcoin Futures contracts and Options that reference Bitcoin Reference Instruments are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. The illiquidity of Bitcoin Futures or Options that reference Bitcoin Reference Instruments could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror those of the underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares. The Fund may limit it size and close the Fund to new investment if it deems that it cannot meet liquidity demands from potential redemptions or that it may become so large that as to require more liquidity to meet potential redemptions than the market can provide.

•Portfolio Turnover Risk. The Fund may experience high portfolio turnover. The Fund’s high levels of turnover of certain Bitcoin positions may result in higher taxes when an investment in the Fund is held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

•Volatility Risk. Frequent or significant short-term price movements of Bitcoin, and thus Bitcoin Futures and Options that reference Bitcoin Reference Instruments, could adversely impact the performance of the Fund. In addition, the NAV of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect. Bitcoin speculation regarding future appreciation in the value of Bitcoin may inflate and make more volatile the price of a Bitcoin. As a result, Bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of Bitcoin. The volatility of Bitcoin could, in turn, result in significant losses for the Fund and its shareholders. Historically realized volatility may not be indicative of future volatility. Due to this limitation, changes in market conditions, or other factors, the actual realized volatility of the Fund for any particular period may be materially higher or lower than the volatility targeted by the Adviser. The return of the Fund for any given period could be directionally different than the price direction of Bitcoin, Bitcoin Reference Instruments or Bitcoin Futures depending on allocation decisions made by the Adviser in its attempt to implement the Managed Volatility Strategy.

•Margin Call Risk. Margin requirements are computed by brokers, and may be computed after-hours or when the futures exchanges on which each of the Bitcoin Futures typically trade is closed. If the margin call is not met within a reasonable time, or if the Fund is not provided sufficient notice of the margin call, the broker may close out all or a portion of the Vest Subsidiary’s positions at any time. Margin calls may be accompanied by periods of pronounced market volatility and low liquidity which may exacerbate losses to the Fund.

•Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). The failure or bankruptcy of the Fund’s clearing broker could result in a substantial loss of Fund assets.

•Credit Risk. The Fund’s non-Bitcoin Futures investments may be subject to credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to make dividend, interest and/ or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

•Vest Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Vest Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Vest Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Vest Subsidiary, will not have all the protections offered to investors in registered investment companies.

•Tax Risk. The Fund intends to qualify as a RIC. However, the U.S. federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's Options strategy (if and when employed), the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

The Fund’s investments in offsetting positions with respect to the Bitcoin Reference Instrument may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase the amount of short-term capital gain realized by the Fund. Certain options the Fund holds may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will be taxed accordingly. In addition, the Fund intends to treat the issuer of the Options as the issuer of the referenced asset or in the case of Options on an index, the issuers of the securities underlying the index, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the Options is not appropriately the referenced asset or the issuers of the securities underlying the index, the Fund could lose its own status as a RIC.
The Fund intends to treat the income it derives from gains on options referencing the Bitcoin ETPs and indexes of Bitcoin ETPs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. However, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to U.S. federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. Failing to qualify as a RIC could have adverse consequences for the Fund and its shareholders. These issues are described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT RISK –Tax Risk” below, as well as in the Fund’s Statement of Additional Information (“SAI”).
•Management Risk. The Fund is subject to management risk because it is actively managed. In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, in making investment decisions for the Fund, but there can be no guarantee that these will operate as intended or produce the desired results.

•Borrowing and Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. The Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets; the Fund will seek to achieve and maintain the Target Exposure generally of not more than 100% by using leverage inherent in futures contracts and through reverse repurchase agreements. Such exposure will make the Fund more sensitive to movement in the value of those instruments. In particular, investments in derivative instruments, such as Bitcoin Futures or Options that that reference Bitcoin Reference Instruments, may provide the economic effect of financial leverage by creating additional investment exposure such that increases or decreases in the value of the Fund’s portfolio will be magnified.

•Market Risk. The value of your investment may fall over time because the Fund is subject to market risk. Because prices of the Bitcoin Futures and Options that reference Bitcoin Reference Instruments tend to fluctuate, the value of your investment in the Fund may increase or decrease. The shares of the Fund at any point in time may be worth less than the original investment. This risk is particularly significant in light of the significant volatility that is often exhibited by the prices of Bitcoin.

•Interest Rate Risk. The Fund’s non-Bitcoin Futures investments may be subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates.

•Restricted Securities. Restricted Securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell Restricted Securities promptly or at a reasonable time or price. Restricted Securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result.

•U.S. Government Securities Risk. In addition to its investments in Bitcoin Futures, the Fund expects to invest a portion of its remaining assets in U.S. Treasuries and other U.S. government obligations. Different U.S. government securities are subject to different levels of credit risk depending on the nature of the particular government support for that security. The market value of U.S. government securities may fluctuate and are subject to investment risks, and the value of U.S. government securities may be adversely affected by changes in interest rates. Certain U.S. government securities may not be backed by the full faith and credit of the U.S. government.
•Repurchase Agreements Risk.  In addition to its investments in Bitcoin Futures, the Fund expects to invest a portion of its remaining assets in repurchase agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral and result in certain costs and delays.

•Operational Risk. The Fund is exposed to operational risks. Unlike other more developed futures markets, the market for exchange-traded Bitcoin futures contracts and Options that reference Bitcoin Reference Instruments has limited trading history and operational experience and may have unique operational risks. These risks could include risks of exchange trading suspensions, operational risks of collateral transfer between custodian and FCM (in the case of futures) and risks associated with settlement delays or failures.

•Large Shareholders and Redemptions Risk. The Fund may be adversely affected when a large shareholder purchases or redeems a large amount of shares relative to the size of the Fund, which can occur at any time. Large shareholder transactions can cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. A smaller fund can be more adversely affected by large purchases or redemptions.

•Non-Diversified Risk.  The Fund is non-diversified. The performance of a non-diversified fund may be more volatile than the performance of a diversified fund.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class shares for its first full calendar year, and the table shows how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The calendar year returns of the Investor Class shares and Class Y shares will differ from those of the Institutional Class shares due to different expense structures.

During the period shown, the highest quarterly return was 50.00% (quarter ended March 31, 2024) and the lowest quarterly return was -42.77% (quarter ended June 30, 2022).

Updated performance information is available at www.vestfin.com/mutual-funds or by calling the Fund toll-free at 855-505-VEST (8378).

Average Annual Returns for The Period Ended December 31, 2025

The table below shows how average annual total returns of the Fund’s shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After tax returns for Investor Class and Class Y shares will differ from those of the Institutional Class shares as the expenses of those classes differ.

Institutional Shares	1 Year	Since Inception (08/13/2021)
Return Before Taxes	(13.08)%	11.87%
Return After Taxes on Distributions	(17.20)%	7.08%
Return After Taxes on Distributions and Sale of Fund Shares	(7.73)%	7.00%

Investor Shares	1 Year	Since Inception (08/13/2021)
Return Before Taxes	(13.31)%	12.01%

Class Y Shares	1 Year	Since Inception (08/13/2021)
Return Before Taxes	(12.97)%	(12.15)%

	1 Year	Since Inception (08/13/2021)
S&P 500® Index	17.88%	11.86%
BetaPro Bitcoin Front Month Rolling Futures Index ER (HBITCNER)	13.39%	8.01%

Investment Adviser

Vest Financial LLC is the investment adviser to the Fund.

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception in August, 2021.

Trevor Lack, Managing Director of the Adviser, has served as a portfolio manager to the Fund since February 2025.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Funds on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (addressed to the appropriate Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by calling the Funds toll free at 855-505-VEST (8378). Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into a Fund is $1,000 for Class A shares, Class C shares, and Investor Class shares, $100,000 for Institutional Class shares, and $10,000,000 for Class Y shares. Subsequent investments must be in amounts of $100 or more for Class A shares, Class C shares, Investor Class shares, Institutional Class and Class Y shares.
Tax Information

Each Fund’s distributions generally will be subject to U.S. federal income tax and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA in which case withdrawals will be taxed. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Funds.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

References in this section to the “Fund” are to any one of the Funds referenced in the particular sub-section.

THE FUNDS

The Vest US Large Cap 10% Buffer Strategies Fund and the Vest US Large Cap 20% Buffer Strategies Fund

The Vest US Large Cap 10% Buffer Fund and the Vest US Large Cap 20% Buffer Fund (together, for purposes of this sub-section, the “Funds”) each seek to provide investors with capital appreciation. The Funds’ investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders.

The Funds do not attempt to, and should not be expected to, reflect the return of any particular index or ETF. The value of shares may be influenced by multiple factors, including, but not limited to:

•The return and volatility of the US large cap indices or ETF that are the reference asset of the Fund’s FLEX Options;
•The dividend rate on the US large cap indices or ETF;
•Interest rates; and
•Economic, financial, political, regulatory, and other events that affect the US large cap indices or ETF and/or issuers of securities in the US large cap indices or ETF.

Each monthly tranche of the Funds currently may, under normal conditions, consist of four kinds of FLEX Options referred to as the Purchased Call Options, Written Call Options, Purchased Put Options, and Written Put Options (each of these is further described below). The Purchased Call Options and Purchased Put Options may be referred to as the “Purchased Options.”  The Written Put Options and Written Call Options may be referred to as the “Written Options.”  The Purchased Call Options and Written Call Options together may be referred to as the “Call Options.”  The Purchased Put Options and Written Put Options may be referred to as the “Put Options”.

The FLEX Options are all European style options, which means that they will be exercisable at the strike price only on the option expiration date.  FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse.   FLEX Options provide investors with the ability to customize assets and indices referenced by the options, exercise prices, exercise styles (i.e., American-style exercisable any time prior to the expiration date or European-style exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions.

The Funds are designed so that any amount owed by either Fund on the Written Options will be covered by payouts at expiration from the Purchased Options.  The Funds receive premiums in exchange for the Written Options and pays premiums in exchange for the Purchased Options.  The OCC and the securities exchange that the Options are listed on do not charge ongoing fees to writers or purchasers of the options during their life for continuing to hold the option contracts.  Because amounts owed on the Written Options will be covered by payouts at expiration from the Purchased Options, the Fund will not be required to post any additional collateral for the options. It is possible that applicable regulations governing the Funds’ utilization of the FLEX Options may change at some point in the future in which case the Funds will conform to such requirements and, accordingly, its obligations to cover its positions may change.

Purchased Call Options.  The “Purchased Call Options” are call options purchased by the Funds, each with a strike price lower than the “Initial Level,” which is the price of the US large cap index (or the ETF if the option is on the ETF) on the third Wednesday of the month of the respective monthly tranche of the Fund (“Purchased Call Option Strike Price”).  If the price of shares of the US large cap index (or the ETF if the option is on the ETF) as of the option expiration date (the “Closing Value”) is less than or equal to the Purchased Call Option Strike Price at the option expiration date, the Purchased Call Options will expire without a payment being made to the Fund (i.e., the Purchased Call Options will expire worthless).  If the Closing Value is greater than the Purchased Call Option Strike Price, then the Purchased Call Options collectively provide payment to be made to the Fund (or deliver shares of the ETF if the option is on the ETF) on the option expiration date corrected for any Corporate Actions.

Written Call Options.  The “Written Call Options” are call options written by the Funds each with a strike price higher than the Initial Level (“Written Call Option Strike Price”).  If the Closing Value is less than or equal to the Written Call Option Strike Price at the option expiration date, the Written Call Options will expire without a payment being made by the Fund.  If the Closing Value is greater than the Written Call Option Strike Price, then the Written Call Options collectively provide payment to be made by the Fund (or deliver shares of the ETF if the option is on the ETF) on the option expiration date corrected for any Corporate Actions.

Purchased Put Options.  The “Purchased Put Options” are put options purchased by the Funds each with a strike price higher than the Initial Level (“Purchased Put Option Strike Price”).  If the Closing Value is greater than or equal to the Purchased Put Option Strike Price at the option expiration date, the Purchased Put Options will expire without a payment being made to the Fund (i.e., the Purchased Put Options will expire worthless).  If the Closing Value is less than the Purchased Put Option Strike Price, then the Purchased Put Options collectively provide payment to be made to the Fund (or deliver shares of the ETF if the option is on the ETF) on the option expiration date corrected for any Corporate Actions.

Written Put Options.  The “Written Put Options” are put options written by the Funds each with a strike price lower than the Initial Level (“Written Put Option Strike Price”).  If the Closing Value is greater than or equal to the Written Put Option Strike Price at the option expiration date, the Written Put Options will expire without a payment being made by the Fund.  If the Closing Value is less than the Written Put Option Strike Price, then the Written Put Options collectively provide payment to be made by the Fund (or deliver shares of the ETF if the option is on the ETF) on the option expiration date corrected for any Corporate Actions.

Vest S&P 500® Dividend Aristocrats Target Income Fund

The Vest S&P 500® Dividend Aristocrats Target Income Fund seeks to track the price and yield performance, before fees and expenses, of the Cboe S&P 500® Dividend Aristocrats Target Income Index (the “Cboe Aristocrats Index”). The Fund’s investment objective may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

The Fund employs an investment approach designed to track the performance of the Cboe Aristocrats Index before fees and expenses. Unlike an “actively-managed” fund that utilizes active management investment strategies to meet its investment objective, the Fund employs a passive approach to investing that is designed to track the performance, before fees and expenses, of the Index. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in component securities of the Cboe Aristocrats Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Fund employs various investment techniques that the Adviser believes should, in the aggregate, simulate the movement of the Cboe Aristocrats Index. The investment techniques utilized to simulate the movement of the Index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g. with respect to equity funds, market capitalization and industry weightings) to the Cboe Aristocrats Index. For example, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics like those of the Index. Under certain circumstances, the Fund may invest in or obtain exposure to components not included in the Cboe Aristocrats Index or overweight or underweight certain components of the Index with the intent of obtaining exposure with aggregate characteristics like the Index, including, as applicable, the general credit profile of the Index. The Adviser does not invest the assets of the Fund in securities or financial instruments based on the Adviser's view of the investment merit of a security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund generally seeks to remain fully invested always in securities and/or financial instruments that, in combination, provide exposure to the Cboe Aristocrats Index without regard to market conditions, trends, direction, or the financial condition of an issuer.

The Cboe Aristocrats Index, constructed and maintained by Cboe Global Markets Inc., is designed with the primary goal of generating an annualized level of income that is approximately 10% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating limited capital appreciation based on the returns of the equity components of SPDAUDT. The Index investment strategy includes:

•buying an equally-weighted portfolio of stocks of companies (“Stock Portfolio”) that are the members of the S&P 500® Dividend Aristocrats® Index (“SPDAUDT Index”) and;

•partially writing hypothetical weekly U.S. exchange-traded covered call options (“Call Options”) on each of the stocks.

Stock Portfolio: The Stock Portfolio in the Cboe Aristocrats Index is rebalanced to be equally weighted each January, April, July and October and is reconstituted on an annual basis by selecting stocks that have options that trade on a national securities exchange and are members of the SPDAUDT Index during the January rebalance. The SPDAUDT Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The SPDAUDT Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 25 consecutive years of dividend growth or if sector caps are breached, the SPDAUDT Index will include companies with shorter dividend growth histories.

Call Options: Each stock in the Stock Portfolio is partially overwritten with an exchange-traded-call option on that stock. Each exchange-traded call option included in the Cboe Aristocrats Index is a hypothetical “European-style” option (i.e., an option which can only be exercised at the strike price at its expiration) with an approximate term of 7-days (“Term”). The strike price (i.e., the price at which a call option can be exercised) of each call option included in the Index must be as close as possible to the closing price of the option’s underlying stock price as of the beginning of the Term, the last business day of the week. Each such option will automatically be deemed exercised on its expiration date if its underlying stock price is above its strike price. If the stock underlying the call option closes above the option’s strike price, a cash settlement payment in an amount equal to the difference between the strike price and the closing price of the stock is deemed to be made and the Cboe Aristocrats Index value is correspondingly reduced. If the underlying stock does not close above its strike price, then the option expires worthless and the entire amount of the premium payment is retained within the Index. The Call Options are rolled at the end of the Term, into a new set of Call Options with a new term of approximately 7 days. The Cboe Aristocrats Index is designed to vary the number of Call Options written over the Term such that the Stock Portfolio is partially overwritten with Call Options. The number of Call Options written is determined at the start of the Term such that total annualized income per unit of investment expressed as a percentage over the calendar year (“Annualized Yield”) from dividends received from the Stock Portfolio and the premiums received from the Call Options is approximately 10% over the annual dividend yield of the S&P 500® Index. The Cboe Aristocrats Index may utilize FLexible EXchange® Options (“FLEX Options”), which are customized equity or index option contracts that trade on an exchange, but unlike standardized exchange-traded options, provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates.

The Cboe Aristocrats Index is published under the Bloomberg ticker symbol “SPAI”.

The Fund may sell standardized exchange-traded call options or European style FLEX Options. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. OTC options are options that do not trade on an exchange.

Vest Bitcoin Strategy Managed Volatility Fund

The investment objective of the Vest Bitcoin Strategy Managed Volatility Fund (the “Fund”) is to seek total return. The Fund’s investment objective may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

Overview of the Managed Volatility Strategy, Target Exposure and Volatility Target

•The Fund is actively managed by the Adviser, using a strategy (“Managed Volatility Strategy”) designed to address increases in volatility and reduce the effect of severe sustained declines by changing the allocations among a range of options contracts, including standardized listed options and FLexible Exchange Options (“FLEX Options”) (collectively, “Options”) that will utilize as their reference asset instruments that provide exposure to the returns of Bitcoin (the “Bitcoin Reference Instruments and/or exchange-traded futures contracts linked to Bitcoin that are cash-settled in U.S. dollars (“Bitcoin Futures”) and any one or more of the following: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), treasury inflation-protected securities, and repurchase agreements (“Cash Investments”) (collectively, Options on Bitcoin Reference Instruments, Bitcoin Futures and Cash Investments are referred to as “Constituent Investments”).

•The Adviser actively manages the allocations among the Constituent Investments by reviewing the historically realized volatility of Bitcoin Futures relative to a volatility target periodically set by the Adviser (the “Volatility Target”). Historically realized volatility is an assessment of variation in returns of an asset from its average as reflected in the daily prices of that asset over a certain historical period. The historical period over which the volatility is measured can be short-term, such as over 21 consecutive trading days, or long-term, such as over 260 trading days. In setting the Volatility Target for the Fund the Adviser will review several factors that provide indications of the level of risks in capital markets, including but not limited to levels of yield in high-quality short-term debt securities, levels of credit spreads in the corporate bond market, and volatility of the broad US stock market, quantitative signals based upon the Adviser’s research, that rely on the evaluation of technical and fundamental indicators, such as trends in historical prices, spreads between Bitcoin Futures’ prices of differing expiration dates, implied forward price premiums of differing option expiration dates, supply/demand data, momentum and price data on Bitcoin. If the historically realized volatility of Bitcoin Futures increases relative to the Volatility Target, the Adviser may reduce the Fund’s economic exposure to Options on Bitcoin Reference Instruments and/or Bitcoin Futures (the “Target Exposure”) and allocate higher amount to Cash Investments. On the other hand, if the historically realized volatility of Bitcoin Futures decreases relative to the Volatility Target, the Adviser may increase the Fund’s Target Exposure to Options on Bitcoin Reference Instruments and/or Bitcoin Futures. The Fund is actively managed and has the flexibility to change the Volatility Target, at the Adviser’s discretion, in order to achieve the Fund’s objective.

The historically realized volatility of Bitcoin Futures is relatively high. For instance, at times Bitcoin Futures have realized volatility that is more than five times the volatility realized by the broad US stock market weighted by market capitalization. Due to the elevated levels of volatility of Bitcoin Futures, the Fund’s Target Exposure may be substantially less than 100% of the Fund’s net assets. Under normal circumstances, the Fund expects to maintain a

Target Exposure of between 50% and 100%. During periods other than normal circumstances, including periods where there is extreme volatility and where the Adviser believes it is prudent to take a temporary defensive posture, the Fund may reduce its Target Exposure significantly. The Fund does not anticipate its Target Exposure will exceed 100%.

Overview of Bitcoin and Market

Bitcoin is a digital asset that is not issued by any government, bank, corporation or other identified body. The ownership of Bitcoins is determined by participants in an online, peer-to-peer computer network (the “Network”) that connects computers that run publicly accessible software that follows the rules and procedures governing the Bitcoin network, commonly referred to as the Bitcoin protocol. The Network hosts the decentralized public transaction ledger, known as the “Blockchain,” on which all the Bitcoin transactions are recorded. Bitcoin can be transferred among parties via the Internet, without the use of a central administrator or clearing agency. Ownership and the ability to transfer or take other actions with respect to Bitcoin is protected through public-key cryptography. The Network software governs the creation of Bitcoin and secures and verifies the transactions. The Network software can interpret the Blockchain to determine the exact Bitcoin balance, if any, of any public Bitcoin address listed in the Blockchain that has taken part in a transaction on the Network. A Bitcoin private key controls the transfer or “spending” of Bitcoin from its associated public Bitcoin address. A Bitcoin “wallet” is a collection of private keys and their associated public Bitcoin addresses. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol and (3) users who choose what Bitcoin software to run. The Network is a recent technological innovation, and the Bitcoin that are created, transferred, used and stored by entities and individuals have certain features associated with several types of assets, most notably commodities and currencies.

Markets for Bitcoin are currently supported by trading platforms and infrastructure that have developed around the Network. Users can purchase Bitcoin on such trading platforms’ websites. Bitcoin can be converted to fiat currencies, such as the U.S. Dollar, at rates determined on such trading platforms or in individual end-user-to-end-user transactions under a barter system. Investors should understand that the trading platforms and other infrastructure are not regulated and have, in some cases, abruptly shut down in the past. Ultimately, the value and market price of Bitcoin value is based on supply and demand, what other market participants are willing to pay, increased institutional adoption/acceptance, and perceived value and potential future utility.

Bitcoin More Specifically

As noted above, Bitcoin is a type of digital asset that is issued by, and transmitted through, the decentralized, open source protocol of the peer-to-peer Network. The Network hosts the decentralized public transaction ledger, known as the Blockchain, on which all Bitcoin are recorded. No single entity owns or operates the Network; the infrastructure is collectively maintained by a decentralized user base. Bitcoin can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. Dollar, at rates determined on trading platforms or in individual end-user-to-end-user transactions under a barter system.

A Bitcoin is “stored” or reflected on the Blockchain, which is a digital record stored in a decentralized manner on the computers of each Network user. The Network software source code includes the protocols that govern the creation of Bitcoin and the cryptographic system that secures and verifies the Bitcoin transactions. The Blockchain is a canonical record of every Bitcoin, every Bitcoin transaction (including the creation or “mining” of new Bitcoin) and every Bitcoin address associated with a quantity of Bitcoin. A canonical record (block) refers to the record that has been incorporated in the primary blockchain and is referenced either directly or indirectly by the future record (block). A canonical record serves as the foundation that future blocks will be built upon. The Network and Network software programs can interpret the Blockchain to determine the exact Bitcoin balance, if any, of any public Bitcoin address listed in the Blockchain as having taken part in a transaction on the Network.

The Network utilizes the Blockchain to evidence the existence of Bitcoin in any public Bitcoin address. A Bitcoin private key controls the transfer or “spending” of the Bitcoin from its associated public address. A Bitcoin “wallet” is a collection of private keys and their associated public addresses.

The Blockchain is comprised of a digital record, downloaded and stored, in whole or in part, on all Network users’ software programs. The file includes all blocks that have been solved by miners and is updated to include new blocks as they are solved. As each newly solved block refers back to and “connects” with the immediately prior solved block, the addition of a new block adds to the Blockchain in a manner similar to a new link being added to a chain. Each new block records outstanding Bitcoin transactions, and outstanding transactions are settled and validated through such recording. The Blockchain represents a complete and unbroken history of all transactions on the Bitcoin Network. Each Bitcoin transaction is broadcast to the Network and recorded in the Blockchain.

Bitcoin is created by “mining.” Mining involves miners using a sophisticated computer program to repeatedly solve complex mathematical problems on specialized computer hardware. Miners range from Bitcoin enthusiasts to professional mining operations that design and build dedicated machines and data centers. The mathematical problem involves a computation involving all or some Bitcoin transactions that have been proposed by the Bitcoin network’s participants. When this problem is solved, the computer creates a “block” consisting of these transactions. As each newly solved block refers back to and “connects” with the immediately prior solved block, the addition of a new block adds to the blockchain in a manner similar to a new link being added to a chain. A miner’s proposed block is added to the blockchain once a majority of the nodes on the network confirm the miner’s work. A miner that is successful in adding a block to the blockchain is automatically awarded a fixed amount of Bitcoin for its efforts plus any transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the means by which new bitcoin enter circulation. This reward system, called proof of work, also ensures that the local copies of the Bitcoin blockchain maintained by participants in the Bitcoin network are kept in consensus with one another. In Bitcoin mining, the processing speed of a Bitcoin miner is measured by its “hash rate” or “hashes per second”. “Hash rate” is the speed at which a miner can take any set of information and process it via the algorithm used on the Bitcoin network, also known as a “hash.” Therefore, a miner’s hash rate refers to how many algorithmic computations the miner can perform per second on the Bitcoin network.

The process by which Bitcoin transactions are broadcast to the Bitcoin network and then published in successively created blocks by miners typically takes 10 minutes on average. While there is no universal definition of transaction settlement, most service providers consider a transaction confirmed when it has been published six blocks deep. Although previously there were minimal or no transaction costs in direct peer-to-peer transactions on the Bitcoin network, more recently the Bitcoin network has faced a scaling challenge that has led to significantly increased fees. The Bitcoin network capacity has grown since its inception in 2009. The growth of the digital asset industry in general, and the Bitcoin network in particular, is subject to a high degree of uncertainty. Since January 1, 2017 average bitcoin transaction fees have varied widely. Recently average bitcoin transaction fees ranged from $15.00 per transaction on December 31, 2024 to $142.27 per transaction on December 31, 2025. During 2025, the highest average bitcoin transaction fee was $521.87 on January 29, 2025.

The Network, which is unregulated, is decentralized and does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of Bitcoin. Rather, each Bitcoin is created and allocated by the Bitcoin Network protocol through a “mining” process subject to a strict, well-known issuance schedule. The value of each Bitcoin is determined by the supply of and demand for that Bitcoin in trading platforms and in private end-user-to-end-user transactions, as well as the number of merchants that accept them. As Bitcoin transactions can be broadcast to the Bitcoin Network by any user’s Bitcoin Network software and Bitcoin can be transferred without the involvement of intermediaries or third parties, there are currently little or no transaction costs in direct peer-to-peer transactions on the Network. Third-party service providers such as Bitcoin trading platforms and third-party Bitcoin payment processing services may charge fees for processing transactions and for converting, or facilitating the conversion of, Bitcoin to or from fiat currency.

Bitcoin Options or Futures

The Fund will seek to gain exposure to the Bitcoin markets primarily through Options on Bitcoin Reference Instruments and/or exchange-traded futures contracts that are cash-settled in U.S. dollars and are traded on, or subject to the rules of, commodity exchanges registered with the CFTC. Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of Bitcoin Futures contracts, the underlying reference asset is Bitcoin.

The Fund will invest in a range of options contracts, including standardized listed options and FLexible EXchange options (“FLEX Options”) (collectively, “Options”) that will utilize as the reference asset instruments that provide exposure to the returns of bitcoin (each, a “Bitcoin Reference Instrument”) and short-term U.S. Treasury securities, cash and cash equivalents. The Bitcoin Reference Instruments that may be referenced by the Options include exchange-traded grantor trusts that hold bitcoin (“Bitcoin ETPs”) or indexes seeking to track the performance of a basket of Bitcoin ETPs (“Bitcoin ETP Indexes”).

Through its investments in Bitcoin futures and Options that reference Bitcoin Reference Instruments, the Fund seeks to deliver partial participation in the returns of bitcoin. The Fund will not fully participate in gains experienced by bitcoin. The Fund does not seek to achieve any specific level of total return performance compared to the return performance of Bitcoin or a Bitcoin Reference Instrument. In addition, the Fund is not purchasing bitcoin directly and is not investing in Options that directly reference bitcoin. Accordingly, while the returns of the Bitcoin Reference Instruments and Bitcoin futures can be expected to be significantly correlated with bitcoin, there will not be perfect correlation. The performance of a Bitcoin Reference Instrument is expected to be lower than the performance of Bitcoin because of the fees and expenses charged by Bitcoin ETPs.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold, and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

A cash-settled future contract means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on Bitcoin, the amount of cash to be paid is equal to the difference between the value of the Bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The Chicago Mercantile Exchange (the “CME”) has specified that the value of Bitcoin underlying Bitcoin futures contracts traded on the CME will be determined by reference to the CME CF Bitcoin Reference Rate (the “BRR”), which provides an indication of the price of Bitcoin across certain Bitcoin trading platforms.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.

However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

Bitcoin futures that trade on, or subject to the rules of, the CME (“CME Bitcoin Futures”) commenced trading on the CME Globex electronic trading platform on December 17, 2017 under the ticker symbol “BTC”. CME Bitcoin Futures are cash-settled in U.S. dollars, based on a volume-weighted composite of U.S. dollar-Bitcoin trading activity on the Bitcoin trading platforms. An independent oversight committee is responsible for overseeing the scope of the BRR by developing a code of conduct for the participants and regularly reviewing the practice, standards and definition of the reference rate to ensure it remains relevant and retains its integrity. Investors should understand that the trading platforms and other infrastructure is often not regulated and have, in some cases, abruptly shut down in the past.

Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of the underlying Bitcoin and the price of the cash-settled futures contracts. A negative futures basis exists when cash-settled Bitcoin futures contracts generally trade at a premium to the current market value of Bitcoin. If a negative futures basis exists, the Fund’s investments in Bitcoin futures contracts will generally underperform a direct investment in Bitcoin.

Bitcoin ETPs

The Bitcoin ETPs are exchange-traded investment products that are not registered under the 1940 Act. The Bitcoin ETPs seek to generally reflect the price performance of bitcoin by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin the Bitcoin ETPs hold. The assets for each Bitcoin ETP consist primarily of bitcoin. These Bitcoin ETPs are not investment companies registered under the 1940 Act, and the sponsors of the Bitcoin ETPs are not registered with the SEC as an investment adviser and are not subject to regulation by the SEC as such in connection with its activities with respect to the Bitcoin ETPs. The Bitcoin ETPs are not commodity pools for purposes of the Commodity Exchange Act, and the sponsors are not subject to regulation by the U.S. Commodity Futures Trading Commission as commodity pool operators or commodity trading advisors with respect to the Bitcoin ETPs. However, Bitcoin ETPs are subject to the informational and filing requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the SEC. Additional information regarding each of the Bitcoin ETPs is provided from such Bitcoin ETP’s filings with the SEC. You are urged to refer to the SEC filings made by each of the Bitcoin ETPs and to other publicly available information to obtain an understanding of each Bitcoin ETP’s business and financial prospects. Each of the below descriptions of the Bitcoin ETP’s principal investment strategies was taken directly from such Bitcoin ETP’s prospectus (other defined terms have been modified and only apply to the applicable Bitcoin ETP listed below).

iShares Bitcoin Trust ETF (ticker: IBIT). IBIT seeks to achieve its investment objective by holding bitcoin, with the value of the iShares Bitcoin Trust ETF’s bitcoin holdings intended to reflect the price performance of bitcoin as measured by the CF Benchmarks Index. The iShares Bitcoin Trust ETF values its bitcoin holdings based on the CF Benchmarks Index, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the “Constituent Platforms”). To maintain accurate pricing, the CF Benchmarks Index aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET. The iShares Bitcoin Trust ETF is not actively managed and will not seek to sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The iShares Bitcoin Trust ETF does not use leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of the iShares Bitcoin Trust ETF consist primarily of bitcoin held by a custodian on behalf of the iShares Bitcoin Trust ETF. The Bitcoin Custodian keeps custody of all of the iShares Bitcoin Trust ETF’s bitcoin, other than that which is maintained in a Trading Balance with the Prime Execution Agent, in accounts that are required to be segregated from the assets held by the Bitcoin Custodian as principal and the assets of its other customers (the “Vault Balance”). The Bitcoin Custodian keeps all of the private keys associated with the iShares Bitcoin Trust ETF’s bitcoin held by the Bitcoin Custodian in the Vault Balance in “cold storage”, which refers to a safeguarding method by which the private keys corresponding to the iShares Bitcoin Trust ETF’s bitcoins are generated and stored in an offline manner using computers or devices that are not connected to the Internet, which is intended to make them more resistant to hacking.

The iShares Bitcoin Trust ETF issues and redeems Shares only in blocks of 40,000 Shares or integral multiples thereof (“Baskets”). The iShares Bitcoin Trust ETF issues and redeems Baskets only to Authorized Participants in exchange for cash. Subject to regulatory approval, these transactions may also take place in exchange for bitcoin in the future. The iShares Bitcoin Trust ETF may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs, which are not reflected in the iShares Bitcoin Trust ETF’s estimated annual ordinary operating expenses, affect the iShares Bitcoin Trust ETF’s performance.

The iShares Bitcoin Trust ETF pays a sponsor’s fee that accrues daily at an annualized rate of 0.25% of the net asset value of the iShares Bitcoin Trust ETF. The iShares Bitcoin Trust ETF does not hold or trade futures or swaps and is not a commodity pool. Although the iShares Bitcoin Trust ETF may fail to track the price of bitcoin precisely at any particular time, the iShares Bitcoin Trust ETF generally will be substantially invested in bitcoin, which should result in a close correspondence between the performance of bitcoin and the performance of the iShares Bitcoin Trust ETF.

The CF Benchmarks Index serves as the iShares Bitcoin Trust ETF’s reference rate for bitcoin value. The CF Benchmarks Index is designed to provide a reliable and representative benchmark for the bitcoin market, incorporating trading data from multiple major cryptocurrency exchanges that meet strict criteria for inclusion. The CF Benchmarks Index has been recognized by financial regulators and serves as a pricing source for various bitcoin investment products.

Grayscale Bitcoin Trust ETF (ticker: GBTC). GBTC’s investment objective is for the value of its shares (based on bitcoin per share) to reflect the value of the bitcoin held by GBTC less GBTC’s expenses and other liabilities. GBTC does not seek to generate returns beyond tracking the price of bitcoin. GBTC does not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of GBTC consist primarily of bitcoin held by a custodian on behalf of GBTC. Coinbase Custody Trust Company, LLC (“Coinbase”) serves as the custodian, and controls and secures the GBTC’s digital asset accounts, a segregated custody account to store private keys, which allow for the transfer of ownership or control of the digital asset, on GBTC’s behalf.

Grayscale Investments, LLC is GBTC’s sponsor. GBTC pays a sponsor’s fee that accrues daily at an annual rate of 1.5% of GBTC’s NAV fee basis amount.

GBTC issues and redeems shares only in one or more blocks of 10,000 shares to certain authorized participants, currently in exchange for cash through facilitated transactions with liquidity providers. Subject to regulatory approval, these transactions may also take place through in-kind exchanges of bitcoin in the future.

GBTC values its bitcoin holdings based on the CoinDesk Bitcoin Price Index, which leverages real-time prices from multiple constituent exchanges to provide a representative spot price. Each constituent exchange is weighted proportionally to its trailing 24-hour liquidity with adjustments for price variance and inactivity. The Index Price represents the U.S. dollar value of bitcoin at 4:00 p.m., New York time, each business day.

Fidelity Wise Origin Bitcoin Fund (ticker: FBTC). FBTC is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the “Fidelity

Index”), adjusted for FBTC’s expenses and other liabilities. FD Funds Management LLC serves as FBTC’s sponsor. The investment objective of the FBTC is to seek investment results that correspond to the performance of bitcoin as measured by the Fidelity Index. FBTC seeks to achieve its investment objective by holding bitcoin, with the value of the Fidelity Wise Origin Bitcoin Fund’s bitcoin holdings intended to reflect the price performance of bitcoin as measured by the Fidelity Index.

The Fidelity Wise Origin Bitcoin Fund is passively managed and does not pursue active management investment strategies. The Fidelity Wise Origin Bitcoin Fund will not invest in derivatives.

All of the Fidelity Wise Origin Bitcoin Fund’s bitcoin is held by Fidelity Digital Asset Services, LLC (“FDAS” or the “Custodian”), an affiliate of the Sponsor. The Custodian maintains custody of all of the Fidelity Wise Origin Bitcoin Fund’s bitcoin. The Custodian holds a majority of bitcoin in cold storage and manages the allocation of bitcoin between cold and hot storage for the omnibus wallets. Within such omnibus hot and cold wallets, the Custodian keeps a substantial majority of assets in cold wallets (generally targeting greater than 98%), to promote security, while the balance of assets is kept in hot wallets to facilitate timely withdrawals.

The Fidelity Wise Origin Bitcoin Fund issues and redeems Shares in blocks of 25,000 Shares (“Baskets”). The Fidelity Wise Origin Bitcoin Fund issues and redeems Baskets only to Authorized Participants in exchange for cash. For a subscription for Shares, the subscription shall be in the amount of cash needed to purchase the amount of bitcoin represented by the Basket being created.

The Fidelity Wise Origin Bitcoin Fund pays the Sponsor an annual unified fee of 0.25% of the Fidelity Wise Origin Bitcoin Fund’s Bitcoin Holdings. The Fidelity Wise Origin Bitcoin Fund is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act. The Sponsor is not an “Investment Adviser” and therefore the Sponsor’s provision of services to the Fidelity Wise Origin Bitcoin Fund will not be governed by the Investment Advisers Act of 1940. The Fidelity Wise Origin Bitcoin Fund is not a commodity pool for purposes of the Commodity Exchange Act, and the Sponsor is not subject to regulation by the Commodity Futures Trading Commission as a commodity pool operator or commodity trading advisor.

The Fidelity Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and a volume-weighted median price (“VWMP”) methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. The current bitcoin spot markets included in the Fidelity Index calculation are Bitstamp, Coinbase, Gemini, itBit, Kraken, and LMAX Digital.

Bitwise Bitcoin ETF (ticker: BITB). The investment objective of BITB is to seek investment results that correspond to the performance of bitcoin as measured by the CME CF Bitcoin Reference Rate — New York Variant (BRRNY).

BITB seeks to achieve its investment objective by holding bitcoin, with the value of the BITB’s bitcoin holdings intended to reflect the price performance of bitcoin as measured by the BRRNY. BITB passively managed and does not pursue active management investment strategies. BITB will not sell bitcoin at times when its price is high or acquire bitcoin when its price is low. BITB does not use leverage or any similar arrangements in seeking to meet its investment objective.

BITB’s assets consist primarily of bitcoin held by Coinbase Custody Trust Company, LLC as the Bitcoin Custodian on behalf of the BITB. The Bitcoin Custodian maintains custody of all of BITB’s bitcoin, other than that which is temporarily maintained in a Trading Balance with the Prime Execution Agent, in segregated cold storage wallets. Cold storage refers to a safeguarding method where private keys are generated and stored offline on hardware that has never been connected to the internet, making them more resistant to hacking.

BITB issues and redeems Shares only in blocks of 10,000 Shares (“Baskets”). BITB issues and redeems Baskets only to Authorized Participants in exchange for cash. BITB may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs affect the BITB’s performance.

BITB will pay a unitary Sponsor Fee of 0.20% per annum of the BITB’s bitcoin holdings. The BITB does not engage in any activities designed to derive a profit from changes in the price of bitcoin.

BITB values its bitcoin holdings based on the BRRNY, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the “Constituent Platforms”). The BRRNY aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.

ARK 21Shares Bitcoin ETF (ticker: ARKB). ARKB is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the “ARK Index”), adjusted for the ARK 21Shares Bitcoin ETF’s expenses and other liabilities. 21Shares US LLC serves as the ARK 21Shares Bitcoin ETF’s sponsor.

ARKB seeks to achieve its investment objective by holding bitcoin and will value its Shares daily based on the ARK Index. The ARK 21Shares Bitcoin ETF is passively managed and does not pursue active management investment strategies. The ARK 21Shares Bitcoin ETF will not invest in derivatives or utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

All of the ARK 21Shares Bitcoin ETF’s bitcoin is held by Coinbase Custody Trust Company, LLC (“Coinbase Custody” or the “Bitcoin Custodian”), which will keep custody of all of the ARK 21Shares Bitcoin ETF’s bitcoin. The Bitcoin Custodian maintains custody of all of the ARK 21Shares Bitcoin ETF’s bitcoin in segregated wallets that are therefore not commingled with corporate or other customer assets. The Bitcoin Custodian will keep a substantial portion of the private keys associated with the ARK 21Shares Bitcoin ETF’s bitcoin in “cold storage” or similarly secure technology. Cold storage in the context of bitcoin means keeping the reserve of bitcoin offline, which is a widely-used security precaution, especially when dealing with large amount of bitcoin.

The ARK 21Shares Bitcoin ETF issues and redeems Shares in blocks of 5,000 Shares (“Baskets”). The ARK 21Shares Bitcoin ETF issues and redeems Baskets only to Authorized Participants in exchange for cash. This will cause the Sponsor, on behalf of the ARK 21Shares Bitcoin ETF, to automatically instruct a Bitcoin Counterparty to purchase the amount of bitcoin equivalent in value to the cash deposit amount associated with the order and deposit the resulting bitcoin deposit amount in the ARK 21Shares Bitcoin ETF’s account with the Bitcoin Custodian.

The ARK 21Shares Bitcoin ETF pays the unitary Sponsor Fee of 0.21% of the ARK 21Shares Bitcoin ETF’s bitcoin holdings. The ARK 21Shares Bitcoin ETF is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act.

The ARK Index is designed based on the IOSCO Principals for Financial Benchmarks. The ARK Index is calculated daily and aggregates the notional value of bitcoin trading activity across major bitcoin spot exchanges. The ARK Index currently uses six constituent exchanges: Coinbase, Bitstamp, Gemini, itBit, Kraken, and LMAX Digital.

Bitcoin ETP Indexes

Bitcoin ETP Indexes are designed to track the performance of Bitcoin ETPs listed on eligible exchanges. These Bitcoin ETP Indexes aim to provide a benchmark for the price return performance of Bitcoin ETPs, reflecting the market dynamics and trends of bitcoin investments. The primary objective of a Bitcoin ETP Index is to represent the price return performance of Bitcoin ETPs. This is achieved by including a selection of Bitcoin ETPs that meet specific criteria, ensuring that the Bitcoin ETP Index accurately reflects the market’s overall performance.

The Cboe Bitcoin U.S. ETF Index (ticker: CBTX) is a modified market capitalization-weighted index that is designed to track the performance of a basket of Bitcoin ETPs listed on U.S. exchanges. The Cboe Mini Bitcoin U.S. ETF Index (ticker: MBTX) represents 1/10th of CBTX’s value. All Bitcoin ETPs that are listed on either NASDAQ, the NYSE or the Cboe BZX are eligible to be considered for inclusion in CBTX and MBTX. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in CBTX and MBTX. To be included in CBTX and MBTX, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date (defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date.

CBTX and MBTX are rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively). Constituent weightings are calculated based on the closing prices as of the close of business on the second Friday of the relevant review month (unless such date is a holiday, in which case the next business day will be used). CBTX and MBTX are rebalanced and reconstituted after the close of business on the third Friday of the relevant review month using such day’s closing prices.

The number of constituents in CBTX and MBTX must be no greater than thirteen. If more than thirteen eligible constituents meet the selection criteria, CBTX and MBTX select the thirteen constituents with the highest market capitalizations. If the number of constituents in CBTX and MBTX falls below ten for more than 40 business days within the trailing 90 consecutive calendar days, the committee for CBTX and MBTX will determine if and when replacement constituents will be added to CBTX.

Constituents in CBTX and MBTX are weighted proportionally to their respective market capitalizations, subject to certain caps. If on the weighting reference date, any single constituent has an uncapped weight in CBTX and MBTX greater than certain percentage thresholds (i.e., 20% for the largest constituent and 10% for the 2nd through 5th largest constituent), such constituents weight will be adjusted so that it does not exceed the cap, with the excess weight being redistributed proportionately to other constituents within CBTX and MBTX.

Further, on a semi-annual basis, constituent weights for CBTX and MBTX are monitored, and an exceptional ad-hoc capping event will be triggered if either of the below thresholds are breached: (i) a single constituent has a weight greater than 25% in CBTX and MBTX on the third to last business day in June or December; or (ii) if the aggregate weight of the top five highest weighted constituents is greater than or equal to 59% in CBTX and MBTX on the third to last business day in June or December. An exceptional recapping triggered by the monitoring will be effective on the open of the last business day of December or June.

Aristocrats Fund and Bitcoin Fund

Temporary Investments. To respond to adverse market, economic, political or other conditions, the Aristocrats Fund and the Bitcoin Fund may each invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities.  These short-term debt securities include but are not limited to: commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, including U.S. Treasury bills, and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When a Fund takes such a position, it may not achieve its investment objective.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Funds. Each Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Funds, and the Funds could underperform other investments. There is no guarantee that a Fund will meet its investment objective. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Fund invests directly or indirectly can be worse than expected and investments may fail to perform as the Adviser expects. As a result, the value of your shares in the Fund may decrease. Specific risks of investing in the Fund are described below. The risks may apply indirectly through the Fund’s investments in other investment companies and derivative securities.

References in this rest of this section to the “Fund” are to any one of the Funds referenced in the particular sub-section.

The US Large Cap 10% Buffer Strategies Fund and the US Large Cap 20% Buffer Strategies Fund

The Funds do not attempt to, and should not be expected to, reflect the return of any particular US large cap index. The value of shares may be influenced by multiple factors, including, but not limited to:

•The return and volatility of the US large cap indices;
•The dividend rate on the US large cap indices;
•Interest rates; and
•Economic, financial, political, regulatory, and other events that affect the issues in the US large cap indices and/or issuers of securities in the US large cap indices.

The Funds also might not perform as well as you expect.  This can happen for the following reasons:

The Fund’s return or loss is subject to a capped upside and partial downside protection.   The target return or loss for an investment in the Funds is based an assumption of holding the investment from the third Wednesday of the month to the third Wednesday of the same month the following year, the price performance of the Index or ETF, and the maximum capped return.  Because each Fund’s return will be capped, the return of the Fund may be less than the performance of the Index or ETF.  Each Fund’s ability to provide enhanced return, capped upside and partial downside protection is dependent on the Fund’s purchasing shares on the third Wednesday of the month and holding until the third Wednesday of the same month the following year.  You may realize a return or loss that is higher or lower than the intended returns or losses as a result of purchasing shares or redeeming shares outside the investment time period, where the FLEX Options are otherwise liquidated by the Fund prior to expiration, if a corporate action occurs with respect to the Index or the ETF, or increases in potential tax-related expenses and other expenses of the Fund above estimated levels.

The Fund’s investment strategy is not designed to achieve a specific outcome over a specific holding period. Each Fund invests in a portfolio of 10% or 20% Buffer Strategies. Each 10% or 20% Buffer Strategy is designed to deliver returns that match the price return of the Index, subject to the cap and buffer, if the strategy was entered into on the day on which the 10% or 20% Buffer Strategy enters the FLEX Options (i.e., the first day of a Tranche Holding Period) and held until those FLEX Options expire at the end of the Tranche Holding Period. Because the Funds will increase their positions in the 10% or 20% Buffer Strategies in connection with inflows of assets into the Fund and during any rebalance, the Funds may enter the 10% or 20% Buffer Strategies on days other than the first day of the Tranche Holding Period. Likewise, the Funds will exit some of their positions in the 10% or 20% Buffer Strategies in connection with outflows of assets from the Fund and during any rebalance, and such disposals typically will not occur on the last day of a Tranche Holding Period. As a result, the value of the Funds’ investments in the 10% or 20% Buffer Strategies may not be buffered against a specific level of decline in the value of the Index and may not participate in a gain in the value of the Index up to a specific level of cap for the Fund’s investment period. At times during the Tranche Holding Period, the value of the securities in the Funds could vary because of related factors other than the price of the Index. Certain related factors are interest rates, implied volatility levels of the Index and securities comprising the Index, and implied dividend levels of the Index and securities comprising the Index.

Derivative Securities Risk. The Fund may invest in derivative securities, including options. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options Risk. An option represents a contract sold by one party (the option writer) to another party (the option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a certain period of time or on a specific date. Option transactions in which the Fund may engage involve the following risks:

•the writer of an option may be assigned an exercise at any time during the option period;
•disruptions in the markets for underlying instruments could result in losses for options investors;
•imperfect or no correlation between the option and securities being hedged;
•the insolvency of a broker could present risks for the broker’s customers; and
•market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund, which may reduce returns.

Call Options. A call option is an option to buy assets at an agreed-upon price on or before a particular date. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment (i.e., the premium paid) in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. A put option is an option to sell assets at an agreed price on or before a particular date. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment (i.e., the premium paid) in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

FLEX Options Risk. The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Derivative Securities Risk described above.

FLEX Options Valuation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Index and ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Index or ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Index or ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index or an ETF, it may be subject to the risks associated with changes in that index or an ETF.

Equity Risk. Equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund’s performance.

Security prices will fluctuate.  The value of your investment may fall over time because the Fund is subject to market risk. Market risk is the possibility that, over short or long periods, prices of assets that may be held by the Fund will decline. Because stock prices and the prices of the FLEX Options tend to fluctuate, the value of your investment in the Fund may increase or decrease. An investment in the Fund represents an indirect investment in the FLEX Options.  The shares of the Fund at any point in time may be worth less than the original investment.

Leverage Risk. The Fund may seek to gain exposure to certain securities in excess of 100%. Such exposure will make the Fund more sensitive to movement in the value of those instruments. In particular, investments in options and derivative instruments may provide the economic effect of financial leverage by creating additional investment exposure such that increases or decreases in the value of the Fund’s portfolio will be magnified.

Option Risk. Purchased put options may expire worthless and may have imperfect correlation to the value of the reference index. Written call and put options may limit the Fund's participation in equity market gains and may amplify losses in market declines. The Fund's losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.

The Fund is subject to performance and equity risk related to the Index or ETF and securities comprising the Index or ETF.   The formulas to calculate the options’ payments at expiration are based on the price performance of the Index or ETF.  The FLEX Options represent indirect positions in the Index or ETF and are subject to changes in value as the price of the Index or ETF rises or falls.  The value of the FLEX Options may be adversely affected by various factors affecting the Index or ETF and the value of the securities comprising the Index or ETF.  The settlement value of the FLEX Options is based on the Index or ETF Closing Value on the option expiration date only, and will be substantially determined by market conditions as of such time.  Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

You may lose all or a portion of your investment.  The Fund does not provide principal protection and you may not receive a return of the capital you invest.

The values of the FLEX Options do not increase or decrease at the same rate as the Index or the ETF.  The FLEX Options are all European style options, which means that they will be exercisable at the strike price only on the option expiration date.  Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Although they generally move in the same direction, the value of the FLEX Options does not increase or decrease at the same rate as the Index or ETF or their underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Index or the ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Index or ETF, and the remaining time to expiration, all of which will cause the Fund’s NAV to fluctuate.

Credit risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options.  As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations.

Liquidity risk is the risk that the value of a FLEX Option will fall in value if trading in the FLEX Option is limited or absent.  No one can guarantee that a liquid secondary trading market will exist for the FLEX Options.  Trading in the FLEX Options may be less deep and liquid than certain other securities.  FLEX Options may be less liquid than certain non-customized options.  The Fund expects that it will not invest more than 10% of its net assets in illiquid securities.  In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete.  In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price.  A less liquid trading market may adversely impact the value of the FLEX Options and your investment.

Under certain circumstances, current market prices may not be available with respect to the FLEX Options.  Under those circumstances, the value of the FLEX Options will require more reliance on the Adviser’s judgment than that required for securities for which there is an active trading market.  This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value received or paid for shares.

Large Shareholders and Redemptions Risk.    A Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. Such transactions may also increase the Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended.

While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Portfolio Turnover Risk. The US Large Cap 20% Buffer Strategies Fund’s strategy will frequently involve buying and selling FLEX Options linked to the Index. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders that hold their shares in taxable accounts. High portfolio turnover, which will not be reflected as operational costs of the Fund, may cause the Fund’s performance to be less than you expect.

Aristocrats Fund

Call Options Risk. For a call option on a security, the option buyer has the right to purchase, and the option seller (or writer) has the obligation to sell, a specified security at a specified price (exercise price or strike price) on or before a specified date (option expiration date). Writing call options are speculative activities and entail greater than ordinary investment risks. The Fund’s use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying stock, which may be magnified by certain features of the options. The Fund could experience a loss if derivatives do not perform as anticipated or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

For an index call option, the buyer has the right to receive from the seller a cash payment at the option expiration date equal to any positive difference between the value of the index at the contract expiration and exercise price. The buyer of a call option makes a cash payment (premium) to the seller of the option upon entering into the option contract.

•Options Risk. Option transactions in which the Fund may engage involve the following risks:
•the writer of an option may be assigned an exercise at expiration date of the option;
•disruptions in the markets for underlying instruments could result in losses for options investors;
•the insolvency of a broker could present risks for the broker’s customers;
•market imposed restrictions may prohibit the exercise of certain options; and
•the seller of an option is subject to the risk that the performance of its stock portfolio will vary from the performance of the underlying index and the purpose of purchasing the option will not be fully achieved.

•Call Options. A call option is an option to buy assets at an agreed-upon price on or before a particular date. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.

FLEX Options Risk. The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. No one can guarantee that a liquid secondary trading market will exist for the FLEX Options. Trading in the FLEX Options may be less deep and liquid than certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices, liquidating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete, and the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and your investment. FLEX Options are also subject to the Call Option Risk described above.

FLEX Options Valuation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.

Equity Securities Risk. The Fund invests in equity securities. The value of the Fund will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Sector Concentration Risk. The Fund from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.

Market Risk. Market risk is the risk that a particular security owned by the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

Portfolio Turnover Risk. The Fund’s strategy will frequently involve buying and selling Call Options to generate premium income. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders that hold their shares in taxable accounts. High portfolio turnover, which will not be reflected as operational costs of the Fund, may cause the Fund’s performance to be less than you expect.

Index Limitations Risk. The Cboe Aristocrats Index is designed to represent a proposed option writing strategy. The Index Calculation Agent uses an option valuation method to calculate the value of the portfolio of FLEX Options that are constituents of the Index. Failure by the Index Calculation Agent to fully comprehend and accurately model the constituent FLEX Options may cause the performance of the Index to vary from the performance of an actual portfolio of the constituent securities or the performance of the Fund. Like many passive indexes, the Indexes do not take into account significant factors such as transaction costs and taxes and, because of factors such as these, the Fund’s portfolio should be expected to underperform the Index.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index it is designed to track (solely for the purposes this paragraph, the “Index”). A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Funds, except for the Aristocrats Fund, attempt to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the

Index. The Aristocrats Fund will invest, under normal circumstances, at least 80% of its total assets in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to movements of assets into and out of the Fund in sizes that may differ from the size of the FLEX option contracts that constitute the Index, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by reconstitutions and rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Tax Risk. The Fund expects to comply with the requirements of the Code so that it will be taxed as a RIC. However, the U.S. federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, the possible application of the ”straddle rules”, and various loss limitation provisions of the Code. Additionally, from time to time, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets. The desired result of such transactions would be to change the tax character of certain distributions from the Fund from return of capital to taxable dividends, thus accelerating the tax liability for current shareholders. Accordingly, an investment in the Fund may not be appropriate for those investors who are seeking to minimize current tax liabilities or are seeking investments in funds that utilize tax deferral investment strategies.

Bitcoin Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Bitcoin Risks

The following risk are specifically attributable to making investments in Bitcoin or Bitcoin-related instruments. Each of these risks could adversely impact the value of an investment in the Fund.

•New Technology Adoption Risks. Investing in Bitcoin represents an investment is a new technological innovation with a limited history. Bitcoin has experienced recent significant growth, but there is no assurance that such growth will continue. Moreover, a contraction in this market may result in increased volatility or a reduction in the price of Bitcoin. The limited market trading history may limit the ability of the Adviser to assess opportunities and risks.

•Industry Uncertainty Risks. Bitcoin and the marketplace for Bitcoin is relatively new, which means that this type of investment is subject to a high degree of uncertainty. Uncertainty surrounding the adoption of Bitcoin, growth in its usage and in the blockchain for various applications and an accommodating regulatory environment creates a risk for the Fund. Even if growth in Bitcoin adoption occurs in the near or medium-term, there is no assurance that Bitcoin usage will continue to grow over the long-term. A contraction in use of Bitcoin may result in increased volatility or a reduction in the price of Bitcoin. These uncertain factors could adversely affect an investment in the Fund.

•Bitcoin Volatility Risks. Bitcoin trading prices are volatile. Speculators and investors who seek to profit from trading and holding Bitcoin generate a significant portion of Bitcoin demand. Bitcoin speculation regarding future appreciation in the value of Bitcoin may inflate and make more volatile the price of a Bitcoin. As a result, Bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of Bitcoin.

•Regulatory Risks. While the Bitcoin and the trading platforms and infrastructure on which Bitcoin is traded is largely unregulated, both domestic and foreign regulators and governments have given significant attention to fraud and other manipulative acts that have occurred related to Bitcoin. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make Bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make Bitcoin illegal in foreign jurisdictions. Future regulations and directives in regulation may impact the demand for Bitcoin, and may also affect the ability of Bitcoin exchanges to operate and for other market participants to enter into Bitcoin transactions. To the extent that future regulatory actions or policies limit or restrict Bitcoin usage, Bitcoin trading or the ability to convert Bitcoin to government currencies, the demand for Bitcoin may be reduced, which may adversely affect an investment in the Fund. Although the Fund does not invest in Bitcoin directly, regulation of Bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of Bitcoin and, thus, the Bitcoin-linked instruments in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses (indirectly since the Fund does not invest directly in Bitcoin), additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies.

•Excess Supply Risks.  Newly created Bitcoin are generated through a process referred to as “mining,” and such Bitcoin are referred to as “newly mined Bitcoin.” If entities engaged in Bitcoin mining choose not to hold the newly mined Bitcoin, and, instead, make them available for sale, this increase in the supply of such Bitcoin can create downward pressure on the price of Bitcoin. A Bitcoin mining operation may be more likely to sell a higher percentage of its newly created Bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of Bitcoin. Lower Bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined Bitcoin could result in a reduction in the price of Bitcoin, which could adversely impact an investment in the Fund.

•Disruptions and Failures at Bitcoin. Bitcoin trading platforms operate websites on which users can trade Bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on Bitcoin trading platforms are unrelated to transfers of Bitcoin between users via the Bitcoin network. Bitcoin trades on Bitcoin trading platforms are recorded on the Bitcoin exchange’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Bitcoin trading platforms have a limited history with a record of disruptions. Since 2009, several Bitcoin trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” In many of these instances, the customers of such trading platforms were not compensated or made whole for the partial or complete losses of their funds held at the trading platforms. In 2014, the largest Bitcoin trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the trading platform lost up to 850,000 Bitcoin, valued then at over $450 million. Bitcoin trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a Bitcoin trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 Bitcoin valued at the time at approximately $65 million, a loss which was allocated to all Bitfinex account holders (rather than just specified holders whose wallets were affected directly), regardless of whether the account holder held Bitcoin or cash in their account. The potential for instability of Bitcoin trading platforms and the closure or temporary shutdown of trading platforms due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in Bitcoin, which may result in greater volatility in Bitcoin.

•Risks Associated with Demand for Specific Digital Assets. As the market for Bitcoin evolves, it is possible that a digital asset other than Bitcoin held by the Fund could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for Bitcoin held by the Fund (and thus negatively impacting the value of the Fund). Certain Bitcoin hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the blockchain and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain. As a result, the advantage of more users and miners may make such Bitcoin more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Such Bitcoin may also enjoy significantly greater acceptance and usage than other Bitcoin networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies, including BitPay and Coinbase. Despite the market first-mover advantage of certain Bitcoin, it is possible that other Bitcoin could become materially popular due to either a perceived or exposed shortcoming of a network protocol that is not immediately addressed or a perceived advantage of an alternative Bitcoin that includes features not incorporated into Bitcoin-linked instruments held by the Fund. in such circumstances, the demand for the Bitcoin held by the Fund could be negatively impacted. Decreased demand for Bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

•Risks from Decreased Incentives for Miners. Miners generate revenue from both newly created Bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the blockchain and make the blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of Bitcoin. Furthermore, the block reward will decrease over time. In the summer of 2020, the block reward was reduced from 12.5 to 6.25 Bitcoin, and to 3.125 Bitcoin in 2024. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use Bitcoin. Decreased demand for Bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

•Risks of Changes to Bitcoin Network. A small group of individuals contribute to the Bitcoin core project. These individuals can propose refinements or improvements to the Bitcoin network’s source code through one or more software upgrades that alter the protocols and software that govern the Bitcoin network and the properties of Bitcoin, including the irreversibility of transactions and limitations on the mining of new Bitcoin. However, Bitcoin is an open-source project and, although there is an influential group of contributors in the Bitcoin community, there is no designated developer or group of developers who formally control the Bitcoin network. Any individual can download the Bitcoin network software and make any desired modifications, which are proposed to users and miners on the Bitcoin network through modifications typically posted to the Bitcoin development forum. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin network (and the blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin network running in parallel, but with each version’s Bitcoin (the asset) lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after extended debates among developers as to how to improve the

Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of Bitcoin and, accordingly, may adversely affect an investment in the Fund.

•Risks Associated with Intellectual Property Rights. Third parties may assert intellectual property claims relating to the holding and transfer of certain Bitcoin and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer Bitcoin may adversely affect an investment in the Fund. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin network or holding or transferring their Bitcoin. As a result, an intellectual property claim could adversely affect an investment in the Fund.

Other General Fund Risks

•Risk of Limited Exposure. Due to the Fund’s investment strategy of limiting its volatility, the Fund’s actual investment in Options on Bitcoin Reference Instruments or Bitcoin Futures may be a small portion of the Fund’s overall assets.
•Call Options Risk. For a call option on a security, the option buyer has the right to purchase, and the option seller (or writer) has the obligation to sell, a specified security at a specified price (exercise price or strike price) on or before a specified date (option expiration date). Writing call options are speculative activities and entail greater than ordinary investment risks. The Fund’s use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the Bitcoin Reference Instruments, which may be magnified by certain features of the options. The Fund could experience a loss if derivatives do not perform as anticipated or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

For an index call option, the buyer has the right to receive from the seller a cash payment at the option expiration date equal to any positive difference between the value of the index at the contract expiration and exercise price. The buyer of a call option makes a cash payment (premium) to the seller of the option upon entering into the option contract.

•Options Risk. Option transactions in which the Fund may engage involve the following risks:
the writer of an option may be assigned an exercise at expiration date of the option; disruptions in the markets for underlying instruments could result in losses for options investors; the insolvency of a broker could present risks for the broker’s customers; market imposed restrictions may prohibit the exercise of certain options; and the seller of an option is subject to the risk that the performance of its Bitcoin Reference Instruments will vary from the performance of the underlying index and the purpose of purchasing the option will not be fully achieved.

•Risk of Investing in Futures. The Fund may invest in exchange-traded Bitcoin futures contracts (through the Vest Subsidiary). Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile and using futures can increase the volatility of the Fund’s NAV and/or lower total return. Additionally, as a result of low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to the Fund, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. Margin is the amount of funds that must be deposited by the Fund with the FCM in order to initiate futures trading and to maintain the Fund's and the Subsidiary’s open positions in futures contracts. Futures often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to margin, and more money than it would have lost had it invested in the underlying security. The values of Bitcoin Futures may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a Bitcoin Future and the value of Bitcoin, and this may be exaggerated in times of market stress or volatility. Bitcoin Futures require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective.

•Bitcoin Futures Market Risk. Unlike other more developed futures markets, the market for exchange-traded Bitcoin futures contracts has limited trading history and operational experience and may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than more established futures markets. The liquidity of the market will depend on, among other things, the adoption of Bitcoin and the commercial and speculative interest in the market for the ability to hedge against the price of Bitcoin with exchange-traded Bitcoin futures contracts.

•Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate or index. The Fund’s use of Bitcoin-linked derivative instruments would involve risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions.

•Valuation Risk. In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

•Liquidity Risk. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Bitcoin Future contract or Option that references a Bitcoin Reference Instrument. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the Bitcoin Futures contracts and Option that references a Bitcoin Reference Instrument are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. The illiquidity of Bitcoin Futures and Options that reference a Bitcoin Reference Instrument could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror those of the underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares. The Fund may limit its size and close the Fund to new investment if it deems that it cannot meet liquidity demands from potential redemptions or that it may become so large that as to require more liquidity to meet potential redemptions than the market can provide.

•Portfolio Turnover Risk. The Fund will pay transaction costs, such as commissions or mark-ups in the bid/offer spread, when it purchases Bitcoin Futures. Because the Fund may “roll” certain of its Bitcoin Futures, it may incur high levels of transaction costs. While the turnover of the Bitcoin Futures positions is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover. The Fund’s high levels of turnover of certain Bitcoin positions may result in higher taxes when an investment in the Fund is held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

•Volatility Risk. Frequent or significant short-term price movements of Bitcoin, and thus Bitcoin Futures, could adversely impact the performance of the Fund. In addition, the NAV of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage and as a result, a relatively small price movement in a Bitcoin Instrument may result in immediate and substantial losses to the Fund.

•Margin Call Risk. Margin requirements are computed by brokers, and may be computed after-hours or when the futures exchanges on which each of the Bitcoin Futures typically trade is closed. When the market value of a particular open futures contract position changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a margin call is made by the commodity broker. The Fund will attempt to meet a margin call with available cash or cash equivalents. If the Fund does not have a sufficient amount of cash or cash equivalents to satisfy the margin call, the Fund will be required to liquidate its holdings of Bitcoin Futures. If the margin call is not met within a reasonable time, or if the Fund is not provided sufficient notice of the margin call, the broker may close out all or a portion of the Vest Subsidiary’s positions at any time. Margin calls may be accompanied by periods of pronounced market volatility and low liquidity which may exacerbate losses to the Fund.

•Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). The failure or bankruptcy of the Fund’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Vest Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.

•Credit Risk. The Fund’s non-Bitcoin Futures investments may be subject to credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to make dividend, interest and/ or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Fixed income securities are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

•Vest Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Vest Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Vest Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Vest Subsidiary, will not have all the protections offered to investors in registered investment companies.

•Tax Risk. The Fund intends to qualify and remain qualified as a RIC. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.

With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the items described in clause (i) and clause (ii) collectively are “Good Income”).

The Fund will not invest directly in Bitcoin or any other digital currencies because income from such investments would not qualify as Good Income because Bitcoin and other digital currencies do not meet the definition for any of the categories of Good Income. On the other hand, the Fund’s investments in Cash Investments and repurchase agreements will qualify as Good Income. To the extent that the Fund seeks to gain exposure to Bitcoin Futures, in whole or in part, it will do so through investments in the Vest Subsidiary. The Vest Subsidiary is wholly owned and controlled by the Fund. The Fund’s investment in the Vest Subsidiary is intended to provide the Fund with exposure to Bitcoin returns through Bitcoin Futures while enabling the Fund to satisfy source-of-income requirements. The Fund intends to monitor all of its investments carefully to satisfy the source-of-income test.

Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly owned foreign subsidiary that invests in commodity-linked instruments are Good Income. The Fund has not received such a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings. However, the IRS issued new Treasury regulations that generally treat a RIC’s income inclusion with respect to a foreign subsidiary as Good Income.

Based on the new Treasury regulations and the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Vest Subsidiary as Good Income without receiving a private letter ruling from the IRS. The tax treatment of the Fund’s investments in the Vest Subsidiary may be adversely affected by future legislation, court decisions, Treasury regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is Good Income, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the

Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities, other than U.S. government securities or the securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

By keeping its investment in the Vest Subsidiary below the 25% limit in clause (ii) of the asset-diversification test at relevant times, the Fund expects to satisfy the asset-diversification requirement.

As noted above, the Fund intends to satisfy both the source-of-income and the asset-diversification requirements by following the plans outlined above, as well as all other requirements needed to maintain its status as a RIC, but it is nonetheless possible that the Fund might lose its status as a RIC. In such a case, the Fund will be subject to corporate level U.S. federal income tax on all of its income and gain, regardless of whether or not such income is distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

In addition, distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of a shareholders’ tax basis in its Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and distribute any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

•Management Risk. The Fund is subject to management risk because it is an actively managed. In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, in making investment decisions for the Fund, but there can be no guarantee that these will operate as intended or produce the desired results.

•Borrowing and Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. The utilization of leverage, such as borrowings, involves certain risks to the Fund’s shareholders and generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

•Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

•Interest Rate Risk. The Fund’s non-Bitcoin Futures investments may be subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and has begun to raise rates.

•Restricted Securities. Restricted Securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell Restricted Securities promptly or at a reasonable time or price. Restricted Securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

•U.S. Government Securities Risk. In addition to its investments in Bitcoin Futures, the Fund expects to invest a portion of its remaining assets in U.S. Treasuries and other U.S. government obligations. Different U.S. government securities are subject to different levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by the full faith and credit of the U.S. government, the issuer’s ability to borrow from the U.S. Treasury, the credit of the issuing agency, instrumentality or government-sponsored entity, pools of assets (e.g. mortgage-backed securities) or the United States in some other way. The market value of U.S. government securities may fluctuate and are subject to investment risks, and the value of U.S. government securities may be adversely affected by changes in interest rates. Certain U.S. government securities may not be backed by the full faith and credit of the U.S. government. In addition, it is possible that the issuers of some U.S. government securities will not be able to timely meet their payment obligations in the future, and there is a risk of default. With respect to certain agency-issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.

•Repurchase Agreements Risk.  In addition to its investments in Bitcoin Futures, the Fund expects to invest a portion of its remaining assets in repurchase agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral and result in certain costs and delays. Repurchase agreements may involve a greater degree of credit risk than investments in U.S. government securities.

•Large Shareholders and Redemptions Risk.   A Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. Such transactions may also increase the Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

•Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

•Large Shareholders and Redemptions Risk. A Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, cooperatives, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. Such transactions may also increase the Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

US Large Cap 10% Buffer Fund, US Large Cap 20% Buffer Fund and Bitcoin Fund

Non-Diversification Risk. The US Large Cap 10% Buffer Fund, the US Large Cap 20% Buffer Fund and the Bitcoin Fund are each non-diversified. The performance of a non-diversified fund may be more volatile than the performance of a diversified fund. As a non-diversified fund, each Fund may hold fewer investments than a fund than is a diversified fund. Because of this, greater investment in a single issuer makes the Funds more susceptible to financial, economic or market events impacting such issuer.

All Funds

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in each Fund’s ability to achieve its investment objective.

MANAGEMENT

The Investment Adviser

Vest Financial LLC (the “Adviser”), 8350 Broad Street, Suite 240, McLean, Virginia 22102, serves as investment adviser to the Funds. Subject to the authority of the Board, the Adviser is responsible for management of each Fund's investment portfolio. The Adviser is responsible for selecting each Fund's investments according to the Fund’s investment objective, policies and restrictions. The Adviser was established in September 2012. The Adviser also serves as, and is designated as investment adviser to other institutions, sub-advised separately managed accounts and ETFs. As of January 31, 2026, the Adviser had approximately $51.5 billion in assets under management.

The Adviser is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act and the rules of the CFTC and is subject to CFTC regulation with respect to the Bitcoin Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Adviser’s registration as a CPO.  Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Bitcoin Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Bitcoin Fund, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a commodity trading advisor (“CTA”) but, with respect to the Bitcoin Fund, relies on an exemption from CTA regulation available for a CTA that also serves as the Bitcoin Fund’s CPO.

Pursuant to the investment advisory agreement (“Advisory Agreement”), the Adviser also furnishes the Funds with office space and certain administrative services. For the fiscal period ended October 31, 2025, the Adviser earned an aggregate fee of 0.71%, 0.75%, 0.75% and 1.00%, respectively, of the daily net assets for investment advisory services for the US Large Cap 10% Buffer Fund, the US Large Cap 20% Buffer Fund, the Aristocrats Fund, and the Bitcoin Fund, of which 0.15%, 0.28%, 0.49% and 1.00%, respectively, was waived pursuant to the expense limitation agreement.

For the US Large Cap 10% Buffer Fund, US Large Cap 20% Buffer Fund, and the Aristocrats Fund, the Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of each Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.95% of the daily net assets of each class of shares of the Funds offered in this prospectus, except for the Class Y shares where the Adviser has agreed to limit the total expenses to 0.70%. For the Bitcoin Fund, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.99% of the daily net assets of each class of shares of the Fund offered in this prospectus, except for the Class Y shares where the Adviser has agreed to limit the total expenses to 0.89%.

This expense limitation agreement may be terminated by the Adviser or the Board of Trustees with respect to any Fund at any time after February 28, 2027. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by a Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The expense limitation agreement shall terminate automatically upon the termination of the Adviser’s Advisory Agreement with the Trust; provided, however, that the obligation of the Trust to reimburse the Adviser with respect to the Funds shall survive the termination of the expense limitation agreement unless the Board of Trustees and the Adviser agree otherwise.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the investment advisory agreement for the US Large Cap 10% Buffer Fund, US Large Cap 20% Buffer Fund, the Aristocrats Fund and the Bitcoin Fund is available in the Funds’ annual report to shareholders for the period ended October 31, 2025.

The Portfolio Managers
The Funds are managed on a day-to-day basis by Karan Sood and Trevor Lack.

Mr. Sood has over ten years of experience in derivative-based investment strategy design and trading. Mr. Sood joined the Adviser in 2012. Prior to joining the Adviser, Mr. Sood worked as a senior manager in new product development at ProShare Advisors LLC. Prior to ProShare, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science, London. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.

Mr. Lack has over ten years of experience as a Portfolio Manager. Mr. Lack joined the Adviser in 2019. Prior to joining the Adviser, Mr. Lack worked at ProShare Advisors LLC from 2011 to 2019. Mr. Lack received a master’s degree in finance from Johns Hopkins University. He also holds a bachelor’s degree in business from Northeastern University.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Funds.

ADDITIONAL INFORMATION ABOUT THE ADVISER’S LICENSORS AND THE ARISTOCRATS FUND’S METHODOLOGY

The Cboe Aristocrats Index and the methodology used to calculate it are the property of the Chicago Board Options Exchange, Incorporated (“Cboe®”).  Among other things, the methodology involves the S&P 500 Index.  S&P® is a registered trademark of Standard & Poor’s Financial Services LLC ("S&P"); Cboe® is a registered trademark of Cboe.  The Cboe Aristocrats Index and Cboe trademarks have been licensed for use by the Adviser, including for use by the Aristocrats Fund.  The Aristocrats Fund is not sponsored, endorsed, sold or promoted by Cboe and/or its affiliates (together, the "Cboe Group") or S&P and/or its affiliates (together, the "S&P Group").  While the Aristocrats Fund may be listed on an exchange that is an affiliate of Cboe, neither the Cboe Group nor the S&P Group make any representation regarding the advisability of investing in the Aristocrats Fund.  Neither the Cboe Group nor the S&P Group guarantees the adequacy, accuracy, timeliness and/or completeness of the Cboe Aristocrats Index, or any methodology or data related thereto, and neither the Cboe Group nor the S&P Group shall have any liability for any errors, omissions, or interruptions therein.  Neither the Cboe Group nor the S&P Group make any representation or warranty, express or implied, to any member of the public regarding the advisability of investing in any securities (such as FLEX options), or that the Cboe Aristocrats Index will track general stock market performance.  Indexes and trademarks owned and operated by S&P Dow Jones Indices, LLC ("SPDJI") are licensed for use by the Cboe Group and the Adviser in connection with derivative indexes such as the Cboe Aristocrats Index, and SPDJI receives a fee for such use.  The Cboe Aristocrats Index and S&P 500® Index are determined without regard to the Aristocrats Fund and neither Cboe nor SPDJI have any obligation to take the needs of the Aristocrats Fund, the Adviser, or the owners of shares the Aristocrats Fund into consideration in determining, composing or calculating Cboe Aristocrats Index or S&P 500® Index; the Cboe Aristocrats Index and S&P 500® Index are determined without regard to any such needs.  There is no assurance that the any investment products based on the Cboe Aristocrats Index will accurately track the performance of the Cboe Aristocrats Index or provide positive investment returns.  Neither the Cboe Group nor the S&P Group is an investment adviser.  Inclusion of a security within the Cboe Aristocrats Index or S&P 500® Index is not a recommendation by SPDJI or Cboe to buy, sell or hold such security, nor is it investment advice.

NEITHER THE CBOE GROUP NOR THE S&P GROUP GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR COMPLETENESS OF THE CBOE ARISTOCRATS INDEX, S&P 500® INDEX, OR ANY METHODOLOGY OR DATA RELATED THERETO, OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATION) WITH RESPECT THERETO, AND NEITHER THE CBOE GROUP NOR THE S&P GROUP SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  NEITHER THE CBOE GROUP NOR THE S&P GROUP MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND USE, AND AS TO RESULTS TO BE OBTAINED BY THE ADVISER, INVESTORS IN THE ARISTOCRATS FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CBOE ARISTOCRATS INDEX, S&P 500® INDEX, OR ANY METHODOLOGY OR DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE CBOE GROUP OR THE S&P GROUP BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, OR LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P AND CBOE OR THE ADVISER, OTHER THAN THEIR RESPECTIVE AFFILIATES.

Additional information about the Cboe® Aristocrats Index, including the components and weightings, as well as the rules that govern inclusion and weighting, is available at https://www.cboe.com.

The Trust

The Funds are each series of the World Funds Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Trustees supervise the operations of the Funds according to applicable state and federal law, and the Trustees are responsible for the overall management of the Funds’ business affairs.

Rule 12b-1 Fees

The Board has adopted a Distribution and Service Plan for the Class A, Class C and Investor Class Shares of the US Large Cap 10% Buffer Fund, US Large Cap 20% Buffer Fund, and the Aristocrats Fund (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the 12b-1 Plan, each Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. Each Fund finances these distribution and service activities through payments made to its principal underwriter (the “Distributor”). The fee paid to the Distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Class A and Investor Class Shares and 1.00% for Class C Shares. With respect to Class C Shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The 12b-1 Plan, while primarily intended to compensation for shareholder services and expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution related activities for each of the Funds.
Shareholder Services Plan
The US Large Cap 10% Buffer Fund, US Large Cap 20% Buffer Fund, and the Aristocrats Fund have adopted the shareholder services plan with respect to their Class A, Class C, Investor Class, and Institutional Class Shares pursuant to which each of the Funds may pay an authorized firm up to 0.25% on an annualized basis of its average daily net assets attributable to its customers who are shareholders. The Bitcoin Fund has adopted the shareholder services plan on behalf of its Investor and Institutional Class Shares pursuant to which the Fund may pay an authorized firm up to 0.25% on an annualized basis of its average daily net assets attributable to its customers who are shareholders. For these fees, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Funds; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Funds on behalf of shareholders.
Because the Funds have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believe the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Funds, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.
An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Funds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.
The Funds do not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Funds also do not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Funds and any compensation the authorized firm may receive directly from its clients.
Shareholder Servicing

Certain financial intermediaries that maintain "street name" or omnibus accounts with the Funds provide sub-accounting, recordkeeping and/or administrative services to the Funds and are compensated for such services by the Funds. These service fees may be paid in addition to the fees paid under the 12b-1 Plan. For more information, please refer to the SAI.

Other Expenses

In addition to the 12b-1 fees and the investment advisory fees, the Funds pay all expenses not assumed by the Adviser, including, without limitation, the following: the fees and expenses of administrators, transfer agents, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any U.S. federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. The Funds’ fiscal year ends on October 31. Complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY SHARES

You may purchase shares of the Funds through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the Distributor to sell shares of the Funds (a “Financial Intermediary” or, collectively, "Financial Intermediaries"). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling the Funds toll free at 855-505-VEST (8378). Financial Intermediaries may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Funds as the policies and procedures may be different. The price you pay for a share of a Fund is the NAV next determined upon receipt by the Funds’ transfer agent (see below) or financial intermediary. The Funds will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.

Certain Financial Intermediaries may have agreements with the Funds that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Funds by the time the Funds price their shares on the following business day.

The Funds are not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.

Minimum Investments. The minimum initial investment for Class A Shares, Class C Shares and Investor Class Shares is $1,000 and $100,000 for Institutional Class Shares. The minimum initial investment for Class Y Shares is $10,000,000.. Subsequent investments must be in amounts of $100 or more for Class A, Class C, Investor Class, Institutional Class, and Class Y Shares. The Adviser may waive the minimum initial investment requirement in its sole discretion, for instance including but not limited to, purchases made by directors, officers and employees of the Trust, the Adviser or any of their respective affiliates, purchases by entities affiliated with the Adviser or the Trust, and certain related advisory accounts and employer-sponsored retirement accounts. The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept any order.

Financial advisers with clients holding accounts in Classes of the Funds with lower initial investment minimums may aggregate the value of those individual client accounts in order for each of those accounts to qualify for a Class with a higher investment minimum. Please contact the Adviser if you believe you qualify under these criteria.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Funds’ share class eligibility criteria. The Funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Customer Identification Program. Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

•Name;
•Date of birth (for individuals);
•Residential or business street address (although post office boxes are still permitted for mailing); and
•Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail. For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the “Transfer Agent”), the Funds’ transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the respective Fund. When you buy shares, be sure to specify the Fund and class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire. You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Funds toll free at 855-505-VEST (8378) or the Transfer Agent at 800-628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Funds' records. You will not have access to your shares until the purchase order is completed in good form, which includes the receipt of completed account information by the Transfer Agent. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases by Telephone. You may also purchase shares by telephone, by contacting the Funds toll free at 855-505-VEST (8378) or the Transfer Agent at 800-628-4077.

Other Purchase Information. You may purchase and redeem Fund shares, or exchange shares of the Funds for those of another, by contacting any broker authorized by the Distributor to sell shares of the Funds, by contacting the Funds toll free at 855-505-VEST (8378) or by contacting the Transfer Agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning 800-628-4077. Brokers may charge transaction fees for the purchase or sale of the Funds' shares, depending on your arrangement with the broker.

HOW TO SELL SHARES

You may redeem your shares of the Funds at any time and in any amount by contacting your Financial Intermediary or by contacting the Funds by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Funds’ procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized Financial Intermediary receives the redemption request in proper form. Payment of redemption proceeds will be made promptly, as instructed by check, wire, or automated clearing house (ACH), but no later than the seventh calendar day following the receipt of the request in proper form. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

The Funds typically expect to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Funds typically expect to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form: (i) for payment by check, the Funds typically expect to mail the check within two business days; and (ii) for payment by wire or ACH, the Funds typically expect to process the payment within two business days. Payment of redemption proceeds may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the Securities and Exchange Commission (the “SEC”), the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Funds will meet redemption requests by either (i) rebalancing their overweight securities or (ii) selling portfolio assets. In addition, unless a Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in kind, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

If you sell your Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Funds determine that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Funds receive a completed account application for the account to permit the Funds to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption by Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: the name of the Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at 800-628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone. You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption by Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Funds will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. There is no charge to shareholders for redemptions by wire.

Redemption in Kind. The Funds typically expect to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. In addition to paying redemption proceeds in cash, the Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund, either through the distribution of selected individual portfolio securities or a pro-rata distribution of all portfolio securities held by the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing a Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 under the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election. The Funds’ methods of satisfying shareholder redemption requests will normally be used during both regular and stressed market conditions.

GENERAL INFORMATION

Signature Guarantees. To help protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form. Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Funds.

Small Account Balances. If the value of your account falls below the minimum account balance of $1,000, the Funds may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below this amount solely as a result of Fund performance. Please check with your Financial Intermediary concerning required minimum account balances. You should note that should such a redemption occur with regards to a taxable account, such redemption would be subject to taxation. Please refer to the section entitled “Dividends, Distributions and Taxes” below.

Automatic Investment Plan. Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege. To the extent that the Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in the Funds for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a taxable gain or loss on the transaction. As of the date of this prospectus, the Adviser is designated as the investment adviser to 3 funds in the Trust. The Adviser also serves as, and is designated as, investment adviser to other institutions, sub-advised separately managed accounts and ETFs.

Frequent purchases and redemptions (“Frequent Trading”) (as discussed below) can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Funds would be unable to invest the money effectively in accordance with their investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Funds' assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares. If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at 800-628-4077.

Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer shares of the Funds, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications. The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Funds toll free at 855-505-VEST (8378).

General. The Funds will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid annually for the US Large Cap 10% Buffer Fund, the US Large Cap 20% Buffer Fund, and the Bitcoin Fund and quarterly for the Dividend Aristocrat Fund. The Funds intend to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Funds, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and distributions and all shares will be purchased at NAV. Shareholders generally will be subject to tax on all distributions (including dividends) whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA or 401(k), all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax-deferred account, such as an IRA or 401(K), it is not to your advantage to buy shares of the Funds shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check a Fund’s distribution schedule before you invest.

Taxes. In general, the Funds’ distributions are taxable to you as ordinary income, qualified dividend income, or capital gain. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gain a Fund distributes is taxable to you as long-term capital gain, no matter how long you have owned your shares in the Fund. Other Fund distributions (including distributions attributable to short-term capital gain) will generally be taxable to you at ordinary income tax rates, except that distributions that are designated as "qualified dividend income" will be taxable at the rates applicable to long-term capital gain, provided certain holding period and other requirements are satisfied. After the close of the taxable year, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges, and redemptions of, shares held in an IRA or 401(k) (or other tax-deferred arrangement) will not be currently taxable.

When you sell shares of the Funds, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different Fund of the Trust (or any other fund) is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends, in part, on how long you have held your shares and your income for the year.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to applicable U.S. state and local income tax. Non-U.S. investors may be subject to U.S. federal withholding and estate tax. You should consult with your own tax advisor about the U.S. federal, state, local or foreign tax consequences of your investment in the Funds.

Each Fund must backup withhold 24% of your taxable distributions and proceeds of a sale if you fail to properly furnish the Fund with a correct taxpayer identification number, you have under-reported dividend or interest income, or you fail to properly certify to the Fund that you are not subject to such backup withholding.

Cost Basis Reporting. The Funds must report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when shares are sold.

The Funds have chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method shares of a Fund will be reported on your Consolidated Form 1099 if you do not select a different tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of shares of a Fund. The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method given your particular situation.

Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal income tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail or whether they will have retroactive effect.

NET ASSET VALUE

The Fund’s share price, called the NAV per share, is determined on each business day that the NYSE is open for trading, as of the close of business of the regular session of the NYSE (generally 4:00 p.m., Eastern time). NAV per share is computed by adding the total value of a Fund's investments and other assets attributable to the applicable class of the Fund, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable class's shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a Fund, the NAV of the different classes may vary.

Shares of the Funds are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of a Fund's shares is equal to the NAV plus the applicable front-end sales charge, if any. Shares of the Funds held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

Each Fund’s equity securities are valued at current market prices. Investments in equity securities traded on national securities exchanges are valued at the last reported sale price. For equity securities traded on the NASDAQ National Market System, the NASDAQ Official Closing Price will be used. Other equity securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Board, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the Funds’ Adviser, under procedures set by the Board.

On days where FLEX Options are traded close to the valuation time (typically, within one hour of the valuation time), such FLEX Options are valued at their executed market price. If a FLEX Option is not traded during this time, the FLEX Option will be valued by a Pricing Service that utilizes an options pricing model. Factors used by the model may include observable and unobservable inputs, including the strike price and maturity date of the FLEX Option, implied volatility, and the level of the underlying reference entity. Standardized listed options are valued at the last quoted sales price at the valuation time. If a standardized option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices on the exchange at the valuation time.

The Board has appointed the Adviser as its designee (the “Valuation Designee”) to be responsible for all fair value determinations for the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times so long as the Valuation Designee believes that these values reflect fair value at the time the Funds’ NAV is determined.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that, in the opinion of the Valuation Designee, is likely to have changed the value of the security. Since most of the Funds’ investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Funds, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored by the Valuation Designee to evaluate accuracy. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust's procedures may not accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing.

SHARE CLASS ALTERNATIVES

The US Large Cap 10% Buffer Fund, US Large Cap 20% Buffer Fund, and the Aristocrats Fund offer investors five different classes of shares through this prospectus. The Bitcoin Fund offers three different classes of shares through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Class A Shares

Class A Shares are subject to a front-end sales charge and a distribution fee. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.

	Sales charge as a percentage of
Amount of purchase at the public offering price	Offering Price(1)	Net amount invested	Discount as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%

(1)    The term "Offering Price" includes the front-end sales charge.

Sales Charge Reductions and Waivers
To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Funds’ transfer agent or your Financial Intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your Financial Intermediary or the Funds’ Transfer Agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Funds’ Transfer Agent can verify your eligibility for the reduction or waiver. In order to receive a reduction or waiver, you may be required to provide your Financial Intermediary or the Funds’ Transfer Agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that Financial Intermediary and other Financial Intermediaries. Consult the Funds’ SAI for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation. After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchase will be taken into account on a combined basis at the current NAV per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention. A reduced sales charge on Class A Shares of the Funds as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Combine with family member. You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-deferred 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Code Section 529, or a Coverdell Education Savings Account, maintained pursuant to Code Section 530 (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

Waiver of Front-End Sales Charges - Class A Shares

No sales charge shall apply to:

(1)    reinvestment of income dividends and capital gain distributions;

(2)    exchanges of a Fund's shares for those of another fund of the Trust;

(3)    purchases of Fund shares made by current or former directors, officers or employees, or agents of the Trust, the Adviser, the Distributor, or affiliates of the Adviser, and by members of their immediate families and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4)    purchases of Fund shares by the Funds’ Distributor for its own investment account and for investment purposes only;

(5)    a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6)    a charitable organization, as defined in Section 501(c)(3) of the Code, as well as other charitable trusts and endowments, investing $50,000 or more;

(7)    a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8)    investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9)    institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10)    the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund;

•Shares purchased through a Morgan Stanley self-directed brokerage account;
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end sales charge; and
•Class C shares that are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.
Shares purchased through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”):
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the conversion is in line with the policies and procedures of Raymond James.

Front-end Sales Charge discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Additional information regarding the waiver of sales charges may be obtained by calling the Funds toll free at 855-505-VEST (8378). All account information is subject to acceptance and verification by the Funds’ Distributor.

Class C Shares

Class C Shares are offered with no front-end or contingent deferred sales charge and are subject to a Distribution (12b-1) and Shareholder Service Plan fees as described above under “Rule 12b-1 Fees.”

Investor Class Shares

Investor Class Shares are offered with no front-end or contingent deferred sales charge and are subject to a 0.25% Distribution (Rule 12b-1) Plan fee and a Shareholder Service Plan fee.

Institutional Class Shares

Institutional Class Shares are offered with no front-end or contingent deferred sales charge and are subject to a Shareholder Service Plan fee, however, they are not subject to any Distribution (Rule 12b-1) Plan fees.
Class Y Shares

Class Y Shares are offered with no front-end or contingent deferred sales charge and are not subject to any Distribution (Rule 12b-1) Plan or Shareholder Service Plan fees. Class Y Shares are distinguished from Institutional Class Shares in that they are offered without the imposition of a Shareholder Services Plan fee and they are subject to a higher minimum investment threshold.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Adviser of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Funds will assess a 2.00% redemption fee on Class A, Class C and Investor Class Shares of the Fund redeemed within 30 days of purchase as a percentage of amount redeemed. The redemption fee is deducted from your proceeds and is retained by the applicable Fund for the benefit of long-term shareholders. The “first in-first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The fee does not apply to Fund shares acquired through the reinvestment of dividends and the Automatic Investment Plan or shares redeemed through the Systematic Withdrawal Program. The Funds reserve the right to change the terms and amount of this fee upon at least a 30-day notice to shareholders.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by the Funds and if, as a result of this monitoring, the Funds believe that a shareholder has engaged in frequent trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Funds under the same taxpayer identification number shall be precluded from investing in the Funds (including investment that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Funds before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

These policies and procedures will be applied uniformly to all shareholders and, subject to certain permissible exceptions as described above, the Funds will not accommodate abusive Frequent Trading. The policies also apply to any account, whether an individual account or accounts with Financial Intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor and detect Frequent Trading activity through omnibus accounts may be more limited and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Funds will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Funds identify that excessive short-term trading is taking place in a participant-directed employee benefit plan accounts, the Funds or their Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Funds to close the account of an entire plan due to the activity of a limited number of participants. However, the Funds will take such actions as deemed appropriate in light of all the facts and circumstances.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the periods presented. Certain information reflects financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in each class of shares of the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose unqualified report thereon, along with the Funds’ financial statements, are included in the Funds’ annual report in Form N-CSR and are incorporated by reference into the SAI. Additional performance information for the Funds is included in the annual and semi-annual reports. The Funds’ Form N-CSR and the SAI are available at no cost from the Funds by calling toll free 855-505-VEST (8378). The following information should be read in conjunction with the financial statements and notes thereto.

VEST US LARGE CAP 10% BUFFER STRATEGIES FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Institutional Class
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.57	$15.72	$14.58	$15.92	$13.31

Investment activities
Net investment income (loss) (1)	(0.15)	(0.16)	(0.14)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	2.54	4.01	1.28	(1.22)	2.75
Total from investment activities	2.39	3.85	1.14	(1.34)	2.61
Distributions
Return of capital	—	—	—	—	—(2)
Total distributions	—	—	—	—	—
Paid-in capital from redemption fees	—	—	—	—	—(2)
Net asset value, end of year	$21.96	$19.57	$15.72	$14.58	$15.92
Total Return	12.21%	24.49%	7.82%	(8.42%)	19.62%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.07%(3)	1.06%(3)	1.07%(3)	1.07%	1.05%
Expenses, net of waiver	0.96%(3)	0.96%(3)	0.96%(3)	0.95%	0.95%
Net investment income (loss)	(0.76%)	(0.90%)	(0.90%)	(0.77%)	(0.91%)
Portfolio turnover rate	83.02%	54.65%	29.47%	92.18%	72.58%
Net assets, end of year (000's)	$262,829	$229,741	$202,254	$208,446	$175,601

(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Less than $0.005 per share.
(3) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 1.06% and 0.95 for the year ended
October 31, 2025; 1.05% and 0.95% for the year ended October 31, 2024; and 1.06% and 0.95%, respectively for the year ended October 31, 2023.

VEST US LARGE CAP 10% BUFFER STRATEGIES FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

	Investor Class
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.27	$15.52	$14.43	$15.80	$13.24

Investment activities
Net investment income (loss) (1)	(0.20)	(0.21)	(0.18)	(0.15)	(0.17)
Net realized and unrealized gain (loss) on investments	2.50	3.96	1.27	(1.22)	2.73
Total from investment activities	2.30	3.75	1.09	(1.37)	2.56
Paid-in capital from redemption fees (2)	—	—	—	—	—
Net asset value, end of year	$21.57	$19.27	$15.52	$14.43	$15.80
Total Return(3)	11.94%	24.16%	7.55%	(8.67%)	19.34%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.36%(3)	1.35%(3)	1.40%(3)	1.38%	1.37%
Expenses, net of waiver	1.21%(3)	1.21%(3)	1.21%(3)	1.20%	1.20%
Net investment income (loss)	(1.01%)	(1.15%)	(1.15%)	(1.02%)	(1.15%)
Portfolio turnover rate	83.02%	54.65%	29.47%	92.18%	72.58%
Net assets, end of year (000's)	$14,604	$22,369	$18,466	$19,944	$20,015

(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Less than $0.005 per share.
(3) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 1.35% and 1.20% for the year ended
October 31, 2025; 1.34% and 1.20% for the year ended October 31, 2024; and 1.39% and 1.20%, respectively for the year ended
October 31, 2023.

VEST US LARGE CAP 10% BUFFER STRATEGIES FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Class A
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.29	$15.54	$14.45	$15.82	$13.25
Investment activities
Net investment income (loss) (1)	(0.20)	(0.21)	(0.18)	(0.15)	(0.17)
Net realized and unrealized gain (loss) on investments	2.51	3.96	1.27	(1.22)	2.74
Total from investment activities	2.31	3.75	1.09	(1.37)	2.57
Net asset value, end of year	$21.60	$19.29	$15.54	$14.45	$15.82
Total Return	11.98%	24.13%	7.54%	(8.66%)	19.40%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.37%(2)	1.35%(2)	1.38%(2)	1.34%	1.32%
Expenses, net of waiver	1.21%(2)	1.21%(2)	1.21%(2)	1.20%	1.20%
Net investment income (loss)	(1.01%)	(1.15%)	(1.15%)	(1.01%)	(1.15%)
Portfolio turnover rate	83.02%	54.65%	29.47%	92.18%	72.58%
Net assets, end of year (000's)	$5,473	$4,967	$3,973	$3,261	$3,508

(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 1.36% and 1.20% for the year ended
October 31, 2025; 1.34% and 1.20% for the year ended October 31, 2024; and 1.37% and 1.20% for the year ended October 31, 2023.

VEST US LARGE CAP 10% BUFFER STRATEGIES FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

	Class C
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.39	$14.92	$13.98	$15.42	$13.02
Investment activities
Net investment income (loss) (1)	(0.33)	(0.33)	(0.28)	(0.26)	(0.28)
Net realized and unrealized gain (loss) on investments	2.37	3.80	1.22	(1.18)	2.68
Total from investment activities	2.04	3.47	0.94	(1.44)	2.40
Paid-in capital from redemption fees	—	—(2)	—	—	—
Net asset value, end of year	$20.43	$18.39	$14.92	$13.98	$15.42
Total Return	11.09%	23.26%	6.72%	(9.34%)	18.43%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	2.12%(3)	2.11%(3)	2.13%(3)	2.10%	2.05%
Expenses, net of waiver	1.96%(3)	1.96%(3)	1.96%(3)	1.95%	1.95%
Net investment income (loss)	(1.74%)	(1.90%)	(1.90%)	(1.78%)	(1.91%)
Portfolio turnover rate	83.02%	54.65%	29.47%	92.18%	72.58%
Net assets, end of year (000's)	$4,519	$5,985	$5,462	$4,994	$3,897

(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Less than $0.005 per share.
(3) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 2.11% and 1.95% for the year ended
October 31, 2025; 2.10% and 1.95% for the year ended October 31, 2024; and 2.12% and 1.95% for the year ended October 31, 2023.

VEST US LARGE CAP 10% BUFFER STRATEGIES FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

	Class Y
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.80	$15.87	$14.68	$16.00	$13.36
Investment activities
Net investment income (loss) (1)	(0.10)	(0.12)	(0.10)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	2.58	4.05	1.29	(1.24)	2.77
Total from investment activities	2.48	3.93	1.19	(1.32)	2.67
Distributions
Return of capital	—	—	—	—	(0.03)
Total distributions	—	—	—	—	(0.03)
Net asset value, end of year	$22.28	$19.80	$15.87	$14.68	$16.00
Total Return	12.53%	24.76%	8.11%	(8.25)%	19.98%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	0.97%(2)	0.96%(2)	0.99%(2)	0.97%	0.96%
Expenses, net of waiver	0.71%(2)	0.71%(2)	0.71%(2)	0.70%	0.70%
Net investment income (loss)	(0.48%)	(0.65%)	(0.68%)	(0.52%)	(0.66%)
Portfolio turnover rate	83.02%	54.65%	29.47%	92.18%	72.58%
Net assets, end of year (000's)	$113,862	$161,153	$161,689	$127,156	$127,852
(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 0.96% and 0.70% for the year ended
October 31, 2025; 0.95% and 0.70% for the year ended October 31, 2024; and 0.98% and 0.70%, respectively for the year ended October 31, 2023.

VEST US LARGE CAP 20% BUFFER STRATEGIES FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Institutional Class
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$7.66	$6.61	$6.19	$16.24	$12.89
Investment activities
Net investment income (loss) (1)	(0.07)	(0.06)	(0.06)	(0.06)	(0.14)
Net realized and unrealized gain (loss) on investments	0.73	1.11	0.48	(0.60)	3.49
Total from investment activities	0.66	1.05	0.42	(0.66)	3.35
Distributions
Net realized gain	—	—	—	(9.39)	—
Total distributions	—	—	—	(9.39)	—
Net asset value, end of year	$8.32	$7.66	$6.61	$6.19	$16.24
Total Return	8.62%	15.89%	6.79%	(5.41)%	25.99%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.19%(2)	1.17%	1.23%(2)	1.43%	1.14%
Expenses, net of waiver	0.96%(2)	0.95%	0.96(2)	0.95%	0.95%
Net investment income (loss)	(0.84%)	(0.80%)	(0.85%)	(0.90%)	(0.95%)
Portfolio turnover rate	77.44%	24.41%	159.93%	236.75%	11.15%
Net assets, end of year (000's)	$77,006	$55,942	$35,161	$23,963	$2,967
(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 1.18% and 0.95%, respectively for the year ended October 31, 2025; and 1.22% and 0.95%, respectively for the year ended October 31, 2023.

VEST US LARGE CAP 20% BUFFER STRATEGIES FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Investor Class
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$7.42	$6.42	$6.02	$16.06	$12.79
Investment activities
Net investment income (loss) (1)	(0.08)	(0.07)	(0.07)	(0.12)	(0.18)
Net realized and unrealized gain (loss) on investments	0.70	1.07	0.47	(0.53)	3.45
Total from investment activities	0.62	1.00	0.40	(0.65)	3.27
Distributions
Net realized gain	—	—	—	(9.39)	—
Total distributions	—	—	—	(9.39)	—
Paid-in capital from redemption fees (2)	—	—	—	—	—
Net asset value, end of year	$8.04	$7.42	$6.42	$6.02	$16.06
Total Return	8.36%	15.58%	6.64%	(5.55%)	25.57%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.47%(3)	1.48%	1.69%(3)	1.76%	1.39%
Expenses, net of waiver	1.21%(3)	1.20%	1.22(3)	1.20%	1.20%
Net investment income (loss)	(1.09%)	(1.05%)	(1.10%)	(1.18%)	(1.20%)
Portfolio turnover rate	77.44%	24.41%	159.93%	236.75%	11.15%
Net assets, end of year (000's)	$13,944	$12,567	$6,843	$3,694	$78,220

(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Less than $0.005 per share.
(3) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 1.46% and 1.20%, respectively for the year ended October 31, 2025; and 1.67% and 1.20%, respectively for the year ended October 31, 2023.

VEST US LARGE CAP 20% BUFFER STRATEGIES FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Class A
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$7.17	$6.20	$5.83	$15.87	$12.74
Investment activities
Net investment income (loss) (1)	(0.08)	(0.07)	(0.07)	(0.09)	(0.18)
Net realized and unrealized gain (loss) on investments	0.68	1.04	0.44	(0.56)	3.31
Total from investment activities	0.60	0.97	0.37	(0.65)	3.13
Distributions
Net realized gain	—	—	—	(9.39)	—
Total distributions	—	—	—	(9.39)	—
Net asset value, end of year	$7.77	$7.17	$6.20	$5.83	$15.87
Total Return	8.37%	15.65%	6.35%	(5.56%)	24.57%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.56%(3)	1.98%(3)	1.89%(3)	1.99%	1.24%
Expenses, net of waiver	1.21%(3)	1.21%(3)	1.21%(3)	1.20%	1.20%
Net investment income (loss)	(1.10%)	(1.04%)	(1.10%)	(1.18%)	(1.20%)
Portfolio turnover rate	77.44%	24.41%	159.93%	236.75%	11.15%
Net assets, end of year (000's)	$991	$797	$271	$158	$200
(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Less than $0.005 per share.
(3) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 1.55% and 1.20%, respectively for the year ended October 31, 2025; 1.97% and 1.20%, respectively for the year ended October 31, 2024; and 1.88% and 1.20%, respectively for the year ended October 31, 2023.

VEST US LARGE CAP 20% BUFFER STRATEGIES FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Class C
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$6.77	$5.90	$5.58	$15.68	$12.58
Investment activities
Net investment income (loss) (1)	(0.13)	(0.12)	(0.11)	(0.10)	(0.29)
Net realized and unrealized gain (loss) on investments	0.64	0.99	0.43	(0.61)	3.39
Total from investment activities	0.51	0.87	0.32	(0.71)	3.10
Distributions
Net realized gain	—	—	—	(9.39)	—
Total distributions	—	—	—	(9.39)	—
Paid-in capital from redemption fees	—	— (2)	—	— (2)	—
Net asset value, end of year	$7.28	$6.77	$5.90	$5.58	$15.68
Total Return	7.53%	14.75%	5.73%	(6.38%)	24.64%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	2.22%(3)	2.23%	2.36%(3)	2.36%	2.15%
Expenses, net of waiver	1.96%(3)	1.95%	1.97%(3)	1.95%	1.95%
Net investment income (loss)	(1.84%)	(1.80%)	(1.85%)	(1.87%)	(1.95%)
Portfolio turnover rate	77.44%	24.41%	159.93%	236.75%	11.15%
Net assets, end of year (000's)	$3,331	$2,990	$2,103	$461	$7

(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Less than $0.005 per share.
(3) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 2.21% and 1.95%, respectively for the year ended October 31, 2025; and 2.34% and 1.95%, respectively for the year ended October 31, 2023.

VEST US LARGE CAP 20% BUFFER STRATEGIES FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Class Y
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$7.84	$6.75	$6.31	$16.34	$12.95
Investment activities
Net investment income (loss) (1)	(0.05)	(0.04)	(0.04)	(0.05)	(0.11)
Net realized and unrealized gain (loss) on investments	0.75	1.13	0.48	(0.59)	3.50
Total from investment activities	0.70	1.09	0.44	(0.64)	3.39
Distributions
Net realized gain	—	—	—	(9.39)	—
Total distributions	—	—	—	(9.39)	—
Net asset value, end of year	$8.54	$7.84	$6.75	$6.31	$16.34
Total Return	8.93%	16.15%	6.97%	(5.23%)	26.18%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.07%(2)	1.07%(2)	1.02%(2)	1.38%	0.80%
Expenses, net of waiver	0.71%(2)	0.71%(2)	0.72%(2)	0.70%	0.70%
Net investment income (loss)	(0.56%)	(0.52%)	(0.61%)	(0.68%)	(0.70%)
Portfolio turnover rate	77.44%	24.41%	159.93%	236.75%	11.15%
Net assets, end of year (000's)	$33,607	$45,295	$202	$2	$1

(1) Per share amounts calculated using the average number of shares outstanding during the year.
(2) Gross and net expenses reflect the effect of interest expense and proxy expenses, which are excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense and proxy expenses would have been: 1.06% and 0.70%, respectively for the year ended October 31, 2025; 1.06% and 0.70%, respectively for the year ended October 31, 2024; and 1.00% and 0.70%, respectively for the year ended October 31, 2023.

VEST S&P 500® DIVIDEND ARISTOCRATS TARGET INCOME FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

	Institutional Class
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.60	$11.78	$12.59	$13.88	$10.88
Investment activities
Net investment income (loss) (1)	0.18	0.18	0.19	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.20)	2.12	(0.27)	(0.82)	3.44
Total from investment activities	(0.02)	2.30	(0.08)	(0.64)	3.64
Distributions
Net investment income	(0.21)	(0.19)	(0.18)	(0.17)	(0.20)
Net realized gain	(1.12)	(1.29)	(0.55)	(0.48)	(0.44)
Total distributions	(1.33)	(1.48)	(0.73)	(0.65)	(0.64)
Paid-in capital from redemption fees	—	—	—	—	— (2)
Net asset value, end of year	$11.25	$12.60	$11.78	$12.59	$13.88
Total Return	(0.08)%	20.31%	(1.01%)	(4.77%)	34.02%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.43%(3)	1.30%(3)	1.25%(3)	1.24%	1.21% (3)
Expenses, net of waiver	0.96% (3)	0.96% (3)	0.96% (3)	0.95%	0.96% (3)
Net investment income (loss)	1.48%	1.44%	1.48%	1.36%	1.49%
Portfolio turnover rate	422.70%	536.68%	233.33%	128.88%	126.11%
Net assets, end of year (000's)	$14,108	$19,988	$27,976	$38,485	$41,892
(1) Per share amounts calculated using the average number of shares outstanding throughout the year.
(2) Less than $0.005 per share.
(3) Gross and net expenses reflect the effect of interest expense which is excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense would have been: 1.42% and 0.95% for the year ended October 31, 2025; 1.29% and 0.95% for the year ended October 31, 2024; 1.24% and 0.95% for the year ended October 31, 2023; and 1.20% and 0.95%, respectively for the year ended
October 31, 2021.

VEST S&P 500® DIVIDEND ARISTOCRATS TARGET INCOME FUND

Financial Highlights (Consolidated)	Selected Per Share Data Throughout Each Year

	Investor Class
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.57	$11.74	$12.57	$13.86	$10.86
Investment activities
Net investment income (loss) (1)	0.15	0.14	0.16	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.16)	2.12	(0.28)	(0.82)	3.45
Total from investment activities	(0.01)	2.26	(0.12)	(0.67)	3.61
Distributions
Net investment income	(0.18)	(0.14)	(0.16)	(0.14)	(0.17)
Net realized gain	(1.12)	(1.29)	(0.55)	(0.48)	(0.44)
Total distributions	(1.30)	(1.43)	(0.71)	(0.62)	(0.61)
Paid-in capital from redemption fees	0.03	— (2)	— (2)	— (2)	— (2)
Net asset value, end of year	$11.29	$12.57	$11.74	$12.57	$13.86
Total Return	0.22%	20.05%	(1.33%)	(5.00%)	33.74%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.71%(3)	1.64%(3)	1.64%(3)	1.64%	1.60% (3)
Expenses, net of waiver	1.21% (3)	1.21% (3)	1.21% (3)	1.20%	1.21% (3)
Net investment income (loss)	1.23%	1.14%	1.23%	1.11%	1.23%
Portfolio turnover rate	422.70%	536.68%	233.33%	128.88%	126.11%
Net assets, end of year (000's)	$3,933	$4,761	$2,860	$5,181	$5,519

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.
(2) Less than $0.005 per share.
(3) Gross and net expenses reflect the effect of interest expense which is excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense would have been: 1.70% and 1.20% for the year ended October 31, 2025; 1.63% and 1.20%, respectively for the year ended October 31, 2024; 1.63% and 1.20%, respectively for the year ended October 31, 2023; and 1.59% and 1.20%, respectively for the year ended October 31, 2021.

VEST S&P 500® DIVIDEND ARISTOCRATS TARGET INCOME FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Class A
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.59	$11.77	$12.58	$13.87	$10.88
Investment activities
Net investment income (loss) (1)	0.15	0.15	0.16	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.21)	2.11	(0.28)	(0.82)	3.44
Total from investment activities	(0.06)	2.26	(0.12)	(0.67)	3.60
Distributions
Net investment income	(0.18)	(0.15)	(0.14)	(0.14)	(0.17)
Net realized gain	(1.12)	(1.29)	(0.55)	(0.48)	(0.44)
Total distributions	(1.30)	(1.44)	(0.69)	(0.62)	(0.61)
Paid-in capital from redemption fees	—	— (2)	—	—	—
Net asset value, end of year	$11.23	$12.59	$11.77	$12.58	$13.87
Total Return	(0.43)%	20.00%	(1.26%)	(4.99%)	33.60%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.83%(3)	1.54%(3)	1.48%(3)	1.47%	1.42% (3)
Expenses, net of waiver	1.21% (3)	1.21% (3)	1.21% (3)	1.20%	1.21% (3)
Net investment income (loss)	1.22%	1.19%	1.22%	1.11%	1.26%
Portfolio turnover rate	422.70%	536.68%	233.33%	128.88%	126.11%
Net assets, end of year (000's)	$1,373	$2,699	$3,387	$3,783	$4,352

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.
(2) Less than $0.005 per share.
(3) Gross and net expenses reflect the effect of interest expense which is excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense would have been: 1.82% and 1.20% for the year ended October 31, 2025; 1.53% and 1.20% for the year ended October 31, 2024; 1.47% and 1.20% for the year ended October 31, 2023; and 1.41% and 1.20%, respectively for the year ended
October 31, 2021.

VEST S&P 500® DIVIDEND ARISTOCRATS TARGET INCOME FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Class C
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.52	$11.70	$12.52	$13.82	$10.83
Investment activities
Net investment income (loss) (1)	0.06	0.05	0.06	0.05	0.07
Net realized and unrealized gain (loss) on investments	(0.21)	2.11	(0.27)	(0.82)	3.43
Total from investment activities	(0.15)	2.16	(0.21)	(0.77)	3.50
Distributions
Net investment income	(0.07)	(0.05)	(0.06)	(0.05)	(0.07)
Net realized gain	(1.12)	(1.29)	(0.55)	(0.48)	(0.44)
Total distributions	(1.19)	(1.34)	(0.61)	(0.53)	(0.51)
Net asset value, end of year	$11.18	$12.52	$11.70	$12.52	$13.82
Total Return	(1.18%)	19.15%	(2.00%)	(5.74%)	32.75%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	2.35%(2)	2.22%(2)	2.16%(2)	2.15%	2.11% (2)
Expenses, net of waiver	1.96% (2)	1.96% (2)	1.96% (2)	1.95%	1.96% (2)
Net investment income (loss)	0.48%	0.42%	0.47%	0.36%	0.51%
Portfolio turnover rate	422.70%	536.68%	233.33%	128.88%	126.11%
Net assets, end of year (000's)	$1,990	$2,304	$2,092	$2,487	$2,725

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.
(2) Gross and net expenses reflect the effect of interest expense which is excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense would have been: 2.34% and 1.95% for the year ended October 31, 2025; 2.21% and 1.95%, respectively for the year ended October 31, 2024; 2.15% and 1.95%, respectively for the year ended October 31, 2023; and 2.10% and 1.95%, respectively for the year ended October 31, 2021.

VEST S&P 500® DIVIDEND ARISTOCRATS TARGET INCOME FUND

Financial Highlights (Consolidated)	Selected Per Share Data Throughout Each Year

	Class Y
	Years Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.66	$11.82	$12.63	$13.91	$10.91
Investment activities
Net investment income (loss) (1)	0.21	0.21	0.22	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.21)	2.13	(0.28)	(0.81)	3.44
Total from investment activities	0.00	2.34	(0.06)	(0.60)	3.67
Distributions
Net investment income	(0.24)	(0.21)	(0.20)	(0.20)	(0.23)
Net realized gain	(1.12)	(1.29)	(0.55)	(0.48)	(0.44)
Total distributions	(1.36)	(1.50)	(0.75)	(0.68)	(0.67)
Net asset value, end of year	$11.30	$12.66	$11.82	$12.63	$13.91
Total Return	0.10%	20.64%	(0.78%)	(4.46%)	34.24%
Ratios/Supplemental Data
Ratios to average net assets (3)
Expenses, gross	1.31% (2)	1.21% (2)	1.15% (2)	1.14%	1.11% (2)
Expenses, net of waiver	0.71% (2)	0.71% (2)	0.71% (2)	0.70%	0.71% (2)
Net investment income (loss)	1.75%	1.66%	1.70%	1.61%	1.73%
Portfolio turnover rate	422.70%	536.68%	233.33%	128.88%	126.11%
Net assets, end of year (000's)	$24,056	$32,573	$25,777	$18,330	$19,917

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.
(2) Gross and net expenses reflect the effect of interest expense which is excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest expense would have been: 1.30% and 0.70% for the year ended October 31, 2025; 1.20% and 0.70% for the year ended October 31, 2024; 1.14% and 0.70% for the year ended October 31, 2023; and 1.10% and 0.70%, respectively for the year ended
October 31, 2021.

VEST BITCOIN STRATEGY MANAGED VOLATILITY FUND

Financial Highlights (Consolidated)	Selected Per Share Data Throughout Each Period

	Institutional Class
	Years Ended October 31,
	2025	2024	2023	2022	Period Ended October 31, 2021*
Net asset value, beginning of period	$22.83	$13.96	$10.00	$24.58	$20.00
Investment activities
Net investment income (loss) (1)	0.53	0.52	0.21	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	7.41	10.24	3.67	(11.87)	4.65
Total from investment activities	7.94	10.76	3.88	(11.94)	4.58
Distributions
Net investment income	(2.57)	(1.98)	—	(2.64)	—
Total distributions	(2.57)	(1.98)	—	(2.64)	—
Paid-in capital from redemption fees	0.06	0.09	0.08	—	—
Net asset value, end of period	$28.26	$22.83	$13.96	$10.00	$24.58
Total Return (2)	35.95%	85.73%	39.60%	53.08%	22.90%
Ratios/Supplemental Data
Ratios to average net assets (3)
Expenses, gross	2.01%	2.96%	10.19%	9.61% (4)	22.98% (4)
Expenses, net of waiver	0.99%	0.99%	0.99%	1.07% (4)	1.65% (4)
Net investment income (loss)	1.93%	2.61%	1.18%	(0.52%)	(1.60%)
Portfolio turnover rate (2)	324.56%	456.06%	413.89%	231.67%	0.00%
Net assets, end of year (000's)	$5,757	$2,251	$326	$300	$292

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.
(2) Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.
(3) Ratios to average net assets have been annualized for periods less than one year.
(4) Gross and net expenses reflect the effect of interest expense which is excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest and subsidiary expenses would have been: 9.59% and 1.05%, respectively for the year ended October 31, 2022; and
22.78% and 1.45%, respectively for the period ended October 31, 2021.
*The Fund commenced operations on August 13, 2021.

VEST BITCOIN STRATEGY MANAGED VOLATILITY FUND

Financial Highlights (Consolidated)	Selected Per Share Data Throughout Each Period

	Investor Class
	Years Ended October 31,
	2025	2024	2023	2022	Period Ended October 31, 2021*
Net asset value, beginning of period	$23.43	$14.11	$10.11	$24.55	$20.00
Investment activities
Net investment income (loss) (1)	0.48	0.47	0.20	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	7.61	10.59	3.68	(11.90)	4.64
Total from investment activities	8.09	11.06	3.88	(12.00)	4.55
Distributions
Net investment income	(2.44)	(1.83)	—	(2.56)	—
Total distributions	(2.44)	(1.83)	—	(2.56)	—
Paid-in capital from redemption fees	0.06	0.09	0.12	0.12	—
Net asset value, end of period	$29.14	$23.43	$14.11	$10.11	$24.55
Total Return (2)	35.61%	86.33%	39.56%	(52.75%)	22.75%
Ratios/Supplemental Data
Ratios to average net assets (3)
Expenses, gross	2.26%	3.44%	9.16%	9.70% (4)	19.75% (4)
Expenses, net of waiver	1.24%	1.24%	1.24%	1.30% (4)	1.90% (4)
Net investment income (loss)	1.70%	2.34%	1.72%	(0.75%)	(1.86%)
Portfolio turnover rate	324.56%	456.06%	413.89%	231.67%	0.00%
Net assets, end of year (000's)	$12,198	$4,081	$740	$256	$57

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.
(2) Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.
(3) Ratios to average net assets have been annualized for periods less than one year.
(4) Gross and net expenses reflect the effect of interest expense which is excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest and subsidiary expenses would have been: 9.68% and 1.28%, respectively for the year ended October 31, 2022 and
19.55%; and 1.70%, respectively for the period ended October 31, 2021.
*The Fund commenced operations on August 13, 2021.

VEST BITCOIN STRATEGY MANAGED VOLATILITY FUND

Financial Highlights (Consolidated)	Selected Per Share Data Throughout Each Period

	Class Y
	Years Ended October 31,
	2025	2024	2023	2022	Period Ended October 31, 2021*
Net asset value, beginning of period	$23.13	$13.95	$9.98	$24.56	$20.00
Investment activities
Net investment income (loss) (1)	0.57	0.52	0.21	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	7.52	10.48	3.68	(11.83)	4.62
Total from investment activities	8.09	11.00	3.89	(11.90)	4.56
Distributions
Net investment income	(2.57)	(1.91)	—	(2.68)	—
Total distributions	(2.57)	(1.91)	—	(2.68)	—
Paid-in capital from redemption fees	0.06	0.09	0.08	—	—
Net asset value, end of period	$28.71	$23.13	$13.95	$9.98	$24.56
Total Return (2)	36.13%	87.26%	39.78%	(53.03%)	22.80%
Ratios/Supplemental Data
Ratios to average net assets (3)
Expenses, gross	1.77%	3.12%	10.51%	9.85% (4)	21.74% (4)
Expenses, net of waiver	0.89%	0.89%	0.89%	0.96% (4)	1.45% (4)
Net investment income (loss)	2.05%	2.67%	1.91%	(0.48%)	(1.40%)
Portfolio turnover rate (2)	324.56%	456.06%	413.89%	231.67%	0.00%
Net assets, end of year (000's)	$1,913	$882	$424	$232	$491

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.
(2) Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.
(3) Ratios to average net assets have been annualized for periods less than one year.
(4) Gross and net expenses reflect the effect of interest expense which is excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding interest and subsidiary expenses would have been: 9.83% and 0.94%, respectively for the year ended October 31, 2022; and
21.54% and 1.25%, respectively for the period ended October 31, 2021.
*The Fund commenced operations on August 13, 2021.

FOR MORE INFORMATION

You will find more information about the Funds in the following documents:
Statement of Additional Information: For more information about the Funds, you may wish to refer to the Funds’ SAI dated February 28, 2026, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.  In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to The Vest Funds Family of Funds, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Funds toll free at 855-505-VEST (8378), or by e-mail at: mail@ccofva.com. The Funds’ prospectus, SAI, annual and semi-annual reports to shareholders, and other information such as the Funds’ financial statements are available for viewing/downloading at www.vestfin.com/mutual-funds. General inquiries regarding the Funds may also be directed to the above address or telephone number.
Copies of these reports and other information regarding the Funds are available on the EDGAR Database on the Commission’s Internet site at https://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-22172)

Privacy Notice

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.
Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:
•    Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
•    Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).
Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.
Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
The Fund’s Privacy Notice is not part of this prospectus.

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

The Vest Family of Funds
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
855-505-VEST (8378)

Vest US Large Cap 10% Buffer Strategies Fund
Class A Shares (BUAGX)
Class C Shares (BUCGX)
Investor Class Shares (BUMGX)
Institutional Class Shares (BUIGX)
Class Y Shares (BUYGX)

Vest US Large Cap 20% Buffer Strategies Fund
Class A Shares (ENGAX)
Class C Shares (ENGCX)
Investor Class Shares (ENGLX)
Institutional Class Shares (ENGIX)
Class Y Shares (ENGYX)

Vest S&P 500® Dividend Aristocrats Target Income Fund
Class A Shares (KNGAX)
Class C Shares (KNGCX)
Investor Class Shares (KNGLX)
Institutional Class Shares (KNGIX)
Class Y Shares (KNGYX)

Vest Bitcoin Strategy Managed Volatility Fund
Investor Class Shares (BTCLX)
Institutional Class Shares (BTCVX)
Class Y Shares (BTCYX)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund, and the Vest Bitcoin Strategy Managed Volatility Fund (each a “Fund” and collectively, “Funds”), as they may be supplemented or revised from time to time. This SAI is incorporated by reference into the Funds’ prospectus. A free copy of the Prospectus, SAI, semi-annual report and annual report can be obtained by writing to The Vest Family of Funds, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; by calling 855-505-VEST (8378) or by email at: mail@ccova.com.

The Funds’ annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at  www.vestfin.com/mutual-funds. General inquiries regarding the Funds may also be directed to the above address or telephone number.

THE VEST FAMILY OF FUNDS
Vest US Large Cap 10% Buffer Strategies Fund

Vest US Large Cap 20% Buffer Strategies Fund

Vest S&P 500® Dividend Aristocrats Target Income Fund

Vest Bitcoin Strategy Managed Volatility Fund

Investment Adviser:
Vest Financial LLC
8350 Broad Street, Suite 240
McLean, Virginia 22102-5150

TABLE OF CONTENTS                              Page

THE TRUST

General. World Funds Trust (the "Trust") was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and commonly known as a "mutual fund". The Agreement and Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds of the Trust, other than the Funds, are described in separate prospectuses and statements of additional information.

    The Funds. This SAI relates to: the Vest US Large Cap 10% Buffer Strategies Fund (the “10% Buffer Fund”), the Vest US Large Cap 20% Buffer Strategies Fund (the “20% Buffer Fund”), the Vest S&P 500® Dividend Aristocrats Target Income Fund (the “Dividend Aristocrats Fund”), and the Vest Bitcoin Strategy Managed Volatility Fund (the “Bitcoin Fund”).The Funds collectively may be referred to herein as the “Vest Funds” or the “Funds”.

This SAI should be read in conjunction with the prospectus of the Funds. This SAI is incorporated by reference into the Funds’ prospectus. No investment in shares should be made without reading the prospectus. The Funds are separate investment portfolios or series of the Trust. Each of the Funds is “non-diversified,” except for the Dividend Aristocrats Fund which is “diversified,” as each of those terms are defined in the 1940 Act, the rules and regulations thereunder and the interpretations thereof.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on October 29, 2025, the Board approved an Agreement and Plan of Reorganization (the “Plan”) for each of the Vest Funds, pursuant to which each Fund will reorganize into a newly created series of First Trust Series Fund (“FT Trust”), as shown below (the “Reorganization(s)”). The Board recommended that shareholders approve the Reorganizations and has authorized Trust management to submit the Reorganization proposal to shareholders of the Target Funds for approval.

Target Funds	Acquiring Funds
Vest U.S. Large Cap 10% Buffer Strategies Fund	FT Vest U.S. Hedged Equity Fund
Vest U.S. Large Cap 20% Buffer Strategies Fund	FT Vest U.S. Equity Deep Buffer 20 Fund
Vest S&P 500® Dividend Aristocrats Target Income Fund	FT Vest S&P 500® Dividend Aristocrats Target High Income Fund
Vest Bitcoin Strategy Managed Volatility Fund	FT Vest Hedged Bitcoin Total Return Income Fund

1

For additional information, please see the Supplement dated October 31, 2025 to the Vest Funds’ Prospectus and SAI. In the coming weeks, shareholders of record of each Fund will receive a combined proxy statement and prospectus with respect to the proposed Reorganization. A more complete description of the Reorganization, as well as information regarding the factors the Board considered in approving the Reorganization, will be provided in the combined proxy statement and prospectus. A special meeting of shareholders of each Fund to consider the Reorganization is scheduled to be held on a date to be determined in 2026.

    Description of Multiple Classes of Shares. The 10% Buffer Fund, 20% Buffer Fund and Dividend Aristocrats Fund are authorized to issue five classes of shares: (i) Class A Shares imposing a front-end sales charge up to a maximum of 5.75% and charging a 0.25% 12b-1 fee; (ii) Class C Shares imposing no front-end sales charge, but charging a 1.00% 12b-1 fee; (iii) Investor Class Shares imposing no front-end or deferred sales charges and charging a 0.25% 12b-1 fee; (iv) Institutional Class Shares imposing no front-end or deferred sales charges and charging no 12b-1 fee; and (v) Class Y Shares imposing no front-end or deferred sales charges and charging no 12b-1 fee. Each of the foregoing classes of shares other than Class Y Shares is authorized to pay up to 0.25% to third parties for the provision of shareholder services, including sub-accounting and sub-transfer agency fees.

    The Bitcoin Fund is authorized to issue three classes of shares: (i) Investor Class Shares imposing no front-end or deferred sales charges and charging a 0.25% 12b-1 fee; (ii) Institutional Class Shares imposing no front-end or deferred sales charges and charging no 12b-1 fee; and (iii) Class Y Shares imposing no front-end or deferred sales charges and charging no 12b-1 fee. Each of the foregoing classes of shares other than Class Y Shares is authorized to pay up to 0.15% to third parties for the provision of shareholder services, including sub-accounting and sub-transfer agency fees.

ADDITIONAL INFORMATION ABOUT INVESTMENT
OBJECTIVES AND POLICIES

The Funds' investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

    Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Funds' investment adviser, Vest Financial LLC (the “Adviser”), makes purchases and sales for the Funds' portfolio whenever necessary, in the Adviser's opinion, to meet each Fund's objective.

    2

    The Funds’ portfolio turnover rates for the periods indicated are:

Fiscal Year Ended	10% Buffer Fund	20% Buffer Fund	Dividend Aristocrats Fund	Bitcoin Fund
October 31, 2023	29.47%	159.93%	233.33%	413.89%
October 31, 2024	54.65%	24.41%	536.68%	456.06%
October 31, 2025	83.02%	77.44%	422.70%	324.56%

From October 31, 2023 to October 31, 2024, the significant variances in portfolio turnover rates were primarily due to the following reasons:

•The increase in portfolio turnover rate for the Dividend Aristocrats Fund was primarily due to strong positive performance of the Fund’s equity holdings, which caused many of the Fund’s short call options positions to expire in the money (called away), requiring trading to replenish the equity holdings.
•The decrease in portfolio turnover rate for the 20% Buffer Fund was primarily due to decreased shareholder redemption activity.

From October 31, 2024 to October 31, 2025, the significant variances in portfolio turnover rates were primarily due to the following reasons:

•The increase in portfolio turnover rate for the 10% Buffer Fund was primarily due to strong positive performance of the Fund's underlying holdings, which required increased trading activity to maintain the Fund's buffer strategy, coupled with shareholder redemptions during the period.
•The increase in portfolio turnover rate for the 20% Buffer Fund was primarily due to a combination of strong fund performance and positive shareholder inflows.
•The decrease in portfolio turnover rate for the Dividend Aristocrats Fund was primarily due to lower index performance during the period and shareholder redemptions that reduced the Fund's average asset base.
•The decrease in portfolio turnover rate for the Bitcoin Fund was primarily due to lower market volatility over the reference period, which reduced the need for frequent rebalancing.

    3

DESCRIPTION OF PERMITTED INVESTMENTS

    The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment programs described below. The Funds may invest in other investment companies and ETFs (defined below) (collectively “Underlying Funds”) – to the extent any of the investments or techniques are described, they may indicate the investments and techniques that the Funds generally will do directly or indirectly through investments in Underlying Funds.

Equity Securities. Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

United States Government Obligations. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.
    4

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies. Each Fund’s investments in ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results. Generally, the Funds will not purchase securities of another investment company if, as a result: (i) more than 10% of the Funds’ total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Funds, or (iii) more than 5% of the Funds’ total assets would be invested in any one such investment company. Each Fund will limit its investments in funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules or regulations under the 1940 Act permit a Fund’s investments to exceed such limits. For example, Rule 12d1-4 permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund's ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit a Fund's ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit a Fund's flexibility with respect to making investments in those unaffiliated investment companies. In the alternative, the Funds may rely on Rule 12d1-3 under the 1940 Act, which allows unaffiliated mutual funds and ETFs to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds. In addition to ETFs, the Funds may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

    5

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

Illiquid Investments. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds may hold up to 15% of their net assets in “illiquid investments.” For this purpose, the term "illiquid investments" are investments that a Fund cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds monitor the portion of their total assets that are invested in illiquid investments on an ongoing basis in order to ensure that the value of illiquid securities held by the Funds do not exceed 15% of the Fund’s net assets.

The Funds must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Funds determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

The Funds have a liquidity risk management program designed to assess and manage the Funds’ liquidity risk. The program has been approved by the Funds’ Board of Trustees (“Board”), which has also approved the appointment of a liquidity program administrator (the “LPA”). The LPA is responsible for oversight of the Funds’ liquidity risk management efforts, including classifying the liquidity of each Fund investment, ensuring the Funds hold no more than 15% of net asset value in illiquid investments, ensuring that the Funds hold enough liquid assets to meet reasonably foreseeable redemption requests, and reporting to the Board regarding the effectiveness and operation of the liquidity risk management program.

Securities Options. The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (the “OCC”). Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an
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investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.
Each Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.
If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an
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option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Funds in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
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    Options on Futures Contracts. The 10% Buffer Fund, 20% Buffer Fund and Dividend Aristocrats Fund may purchase and sell options on the same types of futures in which they may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options. The 10% Buffer Fund, 20% Buffer Fund and Dividend Aristocrats Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds.

Derivatives Rule.  Rule 18f-4 under the 1940 Act governs the Funds’ use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Funds. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale
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borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

The Funds must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Funds to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Pursuant to Rule 18f-4, if a Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit a Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Short Sales. The Funds may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

    Temporary Investments. To maintain cash for redemptions and distributions and, in the case of the Dividend Aristocrats Fund and the Bitcoin Fund, for temporary defensive purposes, the Funds may invest in money market mutual funds and in investment grade short-term fixed income securities including short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker’s acceptances and repurchase agreements.

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INVESTMENT LIMITATIONS
    Fundamental. The investment limitations described below have been adopted by the Trust with respect to each of the Funds, as applicable, and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Funds’ prospectus and SAI, the term "majority" of the outstanding shares of a Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").
    The 10% Buffer Fund, 20% Buffer Fund and Dividend Aristocrats Fund each:
1.     May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2.     May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

3.    May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.     May not invest more than 25% of the value of its net assets in any one industry or group of industries. This restriction does not limit a Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

5.    May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.     May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.     May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
The Bitcoin Fund:

1.    May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

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2.    May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

3.    May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.
4.    May not concentrate its investments in an industry or group of industries (i.e., invest more than 25% of its total assets in the securities of companies in such particular industry or group of industries), except that if the Fund’s principal investment objective/strategy is to target the performance of a specific index, the Fund will concentrate to approximately the same extent that its target index concentrates in the securities of companies in such particular industry or group of industries. This restriction does not limit the Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.
5.    May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.    May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.    May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Funds’ prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Currently, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, each Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of the Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits the Funds to borrow for temporary purposes only in an amount not exceeding 5% of the value of the Fund’s total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders.

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Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares (the Funds are a series of the Trust) and to divide those series into separate classes. Class A, Class C, Class Y, Investor Class and Institutional Class Shares are separate classes of shares of the Funds. The Funds have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.
    Investors should note that with respect to the Bitcoin Fund, the Trust does not believe that Bitcoin constitutes an industry or industries for purposes of the Fund’s concentration limitation. Accordingly, the Trust does not believe that it will “concentrate” as that concept is interpreted under the 1940 Act. The Fund’s investment strategy clearly provides exposure to Bitcoin in an analogous manner as other mutual funds may seek to “concentrate” in an industry. However, circumstances in which the Fund’s Target Exposure to Bitcoin is more than or less than 25% will not constitute a violation of the Fund’s concentration policy.
    With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.
    Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

INVESTMENT ADVISER

Vest Financial LLC (the “Adviser”), 8350 Broad Street, Suite 240, McLean, Virginia 22102, is the investment adviser to each Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company. As of January 31, 2026, the Adviser had approximately $51.5 billion in assets under management. First Trust Capital Partners, LLC is the controlling shareholder of the Adviser’s parent company, Vest Group Inc. (“VG”), and effectively controls the Adviser.

The Adviser currently provides investment advisory services pursuant to an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser manages the investment portfolio of each Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement
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from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds.

For its services with respect to the 10% Buffer Fund, 20% Buffer Fund, and Dividend Aristocrats Fund, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly (and deducted proportionately from each class of shares), as a percentage of the Fund’s average daily net assets according to the following schedule.

Asset Level             Fee Rate

$0 - $249,999,999.99 $250,000,000 - $749,999,999.99 $750,000,000 - $1,499,999,999.99 $1,500,000,000 – $4,999,999,999.99 >$5,000,000,000	0.75% 0.65% 0.60% 0.55% 0.50%

For its services with respect to the Bitcoin Fund, the Adviser is entitled to receive an annual management fee of 1.00% calculated daily and payable monthly (and deducted proportionately from each class of shares), as a percentage of the Fund’s average daily net assets.

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The Adviser received the following fees for advisory services to the Funds for the fiscal year ended October 31, 2023:

Vest Fund:	Gross Advisory Fee	Waiver	Reimbursed Expenses	Net Advisory Fee
10% Buffer Fund	$2,879,632	$717,305	-	$2,162,327
20% Buffer Fund	$385,244	$151,913	-	$233,331
Dividend Aristocrats Fund	$542,357	$250,039	-	$292,318
Bitcoin Fund	$9,464	$9,464	$73,426	$0

The Adviser received the following fees for advisory services to the Funds for the fiscal year ended October 31, 2024:

Vest Fund:	Gross Advisory Fee	Waiver	Reimbursed Expenses	Net Advisory Fee
10% Buffer Fund	$3,066,940	$717,843	-	$2,349,097
20% Buffer Fund	$609,662	$217,284	-	$392,378
Dividend Aristocrats Fund	$485,768	$267,762	-	$218,006
Bitcoin Fund	$46,662	$46,662	$53,114	-
The Adviser received the following fees for advisory services to the Funds for the fiscal year ended October 31, 2025:

Vest Fund:	Gross Advisory Fee	Waiver	Reimbursed Expenses	Net Advisory Fee
10% Buffer Fund	$2,873,725	$639,359	-	$2,234,366
20% Buffer Fund	$942,565	$344,440	-	$598,125
Dividend Aristocrats Fund	$403,277	$294,094	-	$109,183
Bitcoin Fund	$168,361	$168,361	$760	-

The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

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The Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees, expenses and extraordinary expenses and dividend expense on short sales) from exceeding the limits set forth below for each class of shares of the Funds until February 28, 2027. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by a Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

FUND	CLASS OF SHARES
	Investor Class and Institutional Class	Class A and Class C Shares	Class Y Shares
10% Buffer Fund	0.95%	0.95%	0.70%
20% Buffer Fund	0.95%	0.95%	0.70%
Dividend Aristocrats Fund	0.95%	0.95%	0.70%
Bitcoin Fund	0.99%	N/A	0.89%

PORTFOLIO MANAGERS

Portfolio Managers. As described in the Funds’ prospectus, Messrs. Karan Sood and Trevor Lack serve as Portfolio Managers responsible for the day-to-day investment management of the Funds.

This section includes information about the Portfolio Managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is approximate as of October 31, 2025:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Karan Sood	144	$46,162	24	$439.92	0	0
Trevor Lack	144	$46,162	24	$439.92	0	0

Conflicts of Interests. Each Portfolio Manager’s management of "other accounts" may give rise to potential conflicts of interest in connection with his management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and
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possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The Portfolio Managers do not receive compensation that is based upon the Funds, any separate account strategy, partnership or any other commingled account’s, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. The Portfolio Managers do not receive any special or additional compensation from the Adviser for their service as Portfolio Managers. The Portfolio Managers receive a salary from the Adviser. In addition to a base salary, the Portfolio Managers may receive additional bonus compensation which is tied to the overall financial operating results of the Adviser’s parent company, VG.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in each Fund as of October 31, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds / Name of Fund
Karan Sood	$100,001-$500,000/ 10% Buffer Strategies Fund
$100,001-$500,00/20% Buffer Strategies Fund
$100,001-$500,000/Dividend Aristocrats Fund
$100,001-$500,000/Bitcoin Fund
Trevor Lack	None

SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent. Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc. (“CFS”, the “Administrator” or the “Transfer Agent”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as each Fund’s administrator, transfer agent and accounting agent.

    In its capacity as administrator, CFS supervises all aspects of the operations of the Funds except those performed by the Adviser. CFS will provide certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Funds, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

    As transfer agent, CFS provides certain shareholder and other services to the Funds, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

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    CFS also provides accounting services to the Funds. CFS will be responsible for accounting relating to the Funds and their investment transactions; maintaining certain books and records of the Funds; determining daily the net asset value per share of the Funds; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

    CFS receives, for administrative services, an asset-based fee computed daily and paid monthly on the average daily net assets of each Fund, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of each Fund, subject to a minimum fee plus out-of-pocket expenses.
The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Funds for the fiscal year ended October 31, 2023:

Vest Fund:	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
10% Buffer Fund	$34,757	$143,387	$235,744
20% Buffer Fund	$6,521	$17,898	$27,624
Dividend Aristocrats Fund	$6,823	$24,312	$40,063
Bitcoin Fund	$2,418	$12,834	$597

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Funds for the fiscal year ended October 31, 2024:

Vest Fund:	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
10% Buffer Fund	$29,630	$127,100	$346,093
20% Buffer Fund	$17,790	$25,958	$65,016
Dividend Aristocrats Fund	$7,743	$19,646	$51,791
Bitcoin Fund	$4,089	$13,951	$3,644

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Funds for the fiscal year ended October 31, 2025:

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Vest Fund:	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
10% Buffer Fund	$28,261	$132,982	$317,438
20% Buffer Fund	$26,397	$40,219	$99,368
Dividend Aristocrats Fund	$8,280	$17,474	$43,608
Bitcoin Fund	$9,555	$17,502	$12,913
Custodian. Fifth Third Bank (the “Custodian”), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian of the Funds’ assets. The Custodian has entered into a foreign sub-custody arrangement with The Bank of New York, as the approved foreign custody manager (the Delegate) to perform certain functions with respect to the custody of a Fund’s assets outside of the United States of America. The Delegate shall place and maintain a Fund’s assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that a Fund's assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.
Distributor and Principal Underwriter. Foreside Fund Services, LLC (“FFS” or the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”). The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

Under the Distribution Agreement, the Distributor serves as the Funds’ principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of shares.

FFS is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Funds’ shares is continuous. The Distributor will review the Rule 12b-1 Plan fee expenditures paid by the Trust’s fund administrator. The Distributor, in conjunction with the fund administrator, maintains processes to ensure that Rule 12b-1 Plan fees are paid in accordance with the Rule 12b-1 Plan. The Adviser may compensate the Distributor for certain distribution related activities.

The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust or the Adviser.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Funds.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual
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financial statements of the Funds. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd. will prepare each Fund’s federal, state, and excise tax returns. The independent registered public accounting firm will audit the financial statements of the Funds at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Index Provider. The Cboe® S&P 500® Dividend Aristocrats® Target Income Index (the “Cboe Aristocrats Index”) is based on Cboe methodologies, which are the property of Chicago Exchange, Incorporated (“Cboe®”), and have been licensed for use by the Adviser. Cboe is located at 400 South LaSalle Street, Chicago Illinois 60605. S&P® and Aristocrats® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Cboe® is a registered trademark of the Cboe. The Cboe methodologies and the trademarks have been licensed for use by the Adviser, including for use by the Dividend Aristocrats Fund (the “License Based Fund” solely for purposes of this section “Index Provider”), at no cost to the Fund as long as the Adviser serves as investment adviser to the License Based Fund.

The License Based Fund, which is based on the Cboe Aristocrats Index, is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or Cboe. Neither S&P Dow Jones Indices nor Cboe make any representation or warranty, express or implied, to the owners of the License Based Fund or any member of the public regarding the advisability of investing in securities generally or in funds particularly or the ability of the Cboe Aristocrats Index or the Cboe methodology to track general market performance. The only relationship of S&P Dow Jones Indices to the Adviser with respect to the Cboe Aristocrats Index is the licensing of certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The only relationship of Cboe to the Adviser with respect to the Cboe Aristocrats Index is the licensing of the Cboe Aristocrats Index, Cboe methodologies and certain trademarks, service marks and/or trade names of Cboe and/or its affiliates. The Cboe Aristocrats Index is determined, composed and calculated by Cboe without regard to the Adviser or the License Based Fund. S&P Dow Jones Indices and Cboe have no obligation to take the needs of the Adviser or the investors in the License Based Fund into consideration in determining, composing or calculating the Cboe Aristocrats Index. Neither S&P Dow Jones Indices nor Cboe are responsible for and neither have participated in the determination of the prices, and amount of the License Based Fund or the timing of the issuance or sale of the License Based Fund or in the determination or calculation of the equation by which the License Based Fund is to be converted into cash, surrendered or redeemed, as the case may be, except that Cboe may make algorithmically derived prices for FLEX Options available to the License Based Fund for use in the calculation a fund’s net asset value, at which the shares of the License Based Fund may be redeemed. S&P Dow Jones Indices and Cboe have no obligation or liability in connection with the administration, marketing or trading of the License Based Fund. There is no assurance that investment products based on the Cboe Aristocrats Index will accurately track index performance or provide positive investment returns. Neither S&P Dow Jones Indices LLC nor Cboe is an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices or Cboe to buy, sell, or hold such security, nor is it considered to be investment advice.

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TRUSTEES & OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Funds and review performance. The names, addresses and ages of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Currently, Ms. Ivey serves as the Executive Officer for the Episcopal Church Building Fund since 2025 utilizing her financial knowledge and skills. Prior to her position as Executive Officer for the Episcopal Church Building Fund, Ms. Ivey served as Chief Financial Officer for the Episcopal Church Building Fund from 2022 to 2025.

Mr. Theo H. Pitt, Jr. has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.
Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation
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policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the each Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES
NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since June 2010	Chief Executive Officer, Episcopal Church Building Fund (national nonprofit organization) from September 2025, and Chief Financial Officer from January 2022 to August 2025. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008 - 2021.	20
Independent Trustee for the two hundred sixty-eight series of the ETF Opportunities Trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust; and Independent Trustee of the Truth Social Funds for the five series of that Trust (each a registered investment company).

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NON-INTERESTED TRUSTEES
Theo H. Pitt, Jr. 1936 Trustee	Indefinite, Trustee from August 2013 to December 2024, Trustee Emeritus January 2025 to September 2025, and Trustee since September 2025	Senior Partner, Community Financial Institutions consulting (bank consulting) since 1997.	20
Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Independent Trustee for Starboard Investment Trust for the seven series of that trust; Independent Trustee of ETF Opportunities Trust for the two hundred sixty-eight series of that trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust; and Independent Trustee of the Truth Social Funds for the five series of that Trust (each a registered investment company).

Dr. David J. Urban 1955 Trustee	Indefinite, Since June 2010	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	20
Independent Trustee for the two hundred sixty-eight series of the ETF Opportunities Trust; and Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust; and and Independent Trustee of the Truth Social Funds for the five series of that Trust (each a registered investment company).

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OFFICERS WHO ARE NOT TRUSTEES

NAME, YEAR OF BIRTH AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David Bogaert 1963 President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director of Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), 2020 to present; The TCW Group, Inc. (investment management firm), 2017 to 2020.
Robert J. Rhatigan 1982 Assistant Secretary	Indefinite, Since October 2025	Attorney, Practus, LLP (law firm), 2024 to present. Attorney, Dechert LLP from 2012 to 2024.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura B. Wright 1972 Assistant Secretary	Indefinite, Since May 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present; Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
Julian G. Winters 1968 Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment management compliance and consulting firm) since March 2007.

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BOARD OF TRUSTEES

    The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser and the Funds’ other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

    The Trust has a standing Audit Committee of the Board composed of Ms. Ivey, Mr. Pitt and Dr. Urban. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Funds’ most recent fiscal year ended October 31, 2025, the Audit Committee met twelve times.

The Nominating and Corporate Governance Committee is comprised of Ms. Ivey, Mr. Pitt and Dr. Urban. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Funds’ most recent fiscal year ended October 31, 2025, the Committee met three times.

    The Qualified Legal Compliance Committee is comprised of Ms. Ivey, Mr. Pitt and Dr. Urban. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the Funds’ most recent fiscal year ended October 31, 2025, the Committee did not meet.

    Trustee Compensation. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Effective January 1, 2026, each Trustee receives a retainer fee at the annualized rate of $45,000, paid quarterly. The Independent Chairperson receives an additional annual fee of $7,500, paid quarterly. Additionally, each Trustee receives a fee of $4,000 per special meeting attended. Compensation received from the Trust for the Funds’ fiscal year ended October 31, 2025 is as follows:

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Name of Person / Position	Aggregate Compensation from Each Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees (*)(1)
Mary Lou H. Ivey, Trustee	10% Buffer: $17,789 20% Buffer: $3,181 Dividend Aristocrats: $2,770 Bitcoin: $510	$0	$0	$24,250
Theo H. Pitt, Jr., Trustee	10% Buffer: $5,156 20% Buffer: $1,400 Dividend Aristocrats: $1,305 Bitcoin: $140	$0	$0	$8,001
Dr. David J. Urban, Trustee	10% Buffer: $16,911 20% Buffer: $2,901 Dividend Aristocrats: $2,645 Bitcoin: $475	$0	$0	$22,932
Laura V. Morrison(2)	10% Buffer: $16,911 20% Buffer: $2,901 Dividend Aristocrats: $2,645 Bitcoin: $475	$0	$0	$22,932
*     Company does not pay deferred compensation.
(1)   The “Fund Complex” consists of the Funds.
(2) Ms. Morrison resigned as a Trustee of the Trust effective September 19, 2025

Trustee Ownership of Fund Shares – The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of December 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A
Dr. David J. Urban	A	A

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser or the principal underwriter and by the members of their immediate families.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of January 31, 2026, the Trustees and officers owned less than 1% of each Fund’s shares. As of January 31, 2026, the following persons were deemed to be control persons or principal shareholders of the Funds.

Names and Addresses	Percent of Class	Type of Ownership
Vest US Large Cap 10% Buffer Fund A Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	87.26%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	10.36%	Record
Vest US Large Cap 10% Buffer Fund C Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	98.11%	Record
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Names and Addresses	Percent of Class	Type of Ownership
Vest US Large Cap 10% Buffer Fund Institutional Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	77.68%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	6.38%	Record
Vest US Large Cap 10% Buffer Fund Investor Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	91.57%	Record
Vest US Large Cap 10% Buffer Fund Y Class
NFS LLC FEBO Fidelity Mgt TR C/O TTEE Fidelity Retirement Savings Plan 1322 Cross Valley Dr Sugarland, TX 77479	28.21%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	62.34%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	8.15%	Record
Vest US Large Cap 20% Buffer Fund A Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	93.12%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 073999	5.36%	Record
Vest US Large Cap 20% Buffer Fund C Class
LPL Financial FBO: Customer Accounts P. O. Box 509046 San Diego, CA 92150-9046	99.94%	Record
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Names and Addresses	Percent of Class	Type of Ownership
Vest US Large Cap 20% Buffer Fund Institutional Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	67.01%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	27.04%	Record
Vest US Large Cap 20% Buffer Fund Investor Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	61.01%	Record
Vest US Large Cap 20% Buffer Fund Y Class
NFS LLC FEBO/Fidelity MGMT TR CO TTEE Fidelity Retirement Savings PL FBO M. R. Potthoff 1322 Cross Valley Dr Sugar Land, TX 77479	99.11%	Record
Vest S&P 500 Dividend Aristocrat Target Income Fund A Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	89.18%	Record
Vest S&P 500 Dividend Aristocrat Target Income Fund C Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	8.28%	Record
Wedbush Securities A/C 4052-4095 M. Hulett 1000 Wilshire Blvd. Los Angeles, CA 90017	6.70%	Record
Wedbush Securities A/C 8720-4481 R. Hulett 1000 Wilshire Blvd. Los Angeles, CA 90017	7.71%	Record
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Names and Addresses	Percent of Class	Type of Ownership
Wedbush Securities A/C 2655-8910 E. Bloom 1000 Wilshire Blvd. Los Angeles, CA 90017	5.62%	Record
Wedbush Securities A/C 6167-8171 J. C. Eisenhut 1000 Wilshire Blvd. Los Angeles, CA 90017	5.67%	Record
Wedbush Securities A/C 5042-5048 E. Bloom 1000 Wilshire Blvd. Los Angeles, CA 90017	14.92%	Record
Wedbush Securities A/C 6479-9817 J. Brown 1000 Wilshire Blvd. Los Angeles, CA 90017	10.30%	Record
Wedbush Securities A/C 4224-4856 1000 Wilshire Blvd. Los Angeles, CA 90017	5.80%	Record
Vest S&P 500 Dividend Aristocrat Target Income Fund Institutional Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-90463	20.68%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	40.54%	Record
Vest S&P 500 Dividend Aristocrat Target Income Fund Investor Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	36.87%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	5.46%	Record
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Names and Addresses	Percent of Class	Type of Ownership
Vest S&P 500 Dividend Aristocrat Target Income Fund Y Class
NFS LLC FEBO/Fidelity Management Trust Co. TTEE Fidelity Retirement Savings Pl FBP M.R. Potthoff 1322 Cross Valley Drive Sugarland, TX 77479	98.59%	Record
Vest Bitcoin Managed Volatility Fund Institutional Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	10.67%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6.21%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	8.95%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	5.11%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	5.05%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	7.85%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	5.88%	Record
Vest Bitcoin Managed Volatility Fund Investor Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	15.52%	Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.99%	Record
Vest Bitcoin Managed Volatility Fund Y Class
VEST Group Inc. 8350 Broad St. Suite 240 McLean, Virginia 22102-5515	41.65%	Record
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Names and Addresses	Percent of Class	Type of Ownership
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	12.92%	Record
Matrix Trust Company as Agent for Vestwell as Trustees FBO Anderson Glass, LLC 401(k) Plan 1410 Broadway, 23rd Floor New York, NY 10018	44.63%	Record

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rules 2a-4 and 2a-5 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Valuation Designee (as defined below). In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time). Securities traded over the counter and securities for which there is no reported sale on the valuation date are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Options. On days where FLEX Options are traded close to the valuation time (typically, within one hour of the valuation time), such FLEX Options are valued at their executed market price. If a FLEX Option is not traded during this time, the FLEX Option will be valued by a Pricing Service that utilizes an options pricing model. Factors used by the model may include observable and unobservable inputs, including the strike price and maturity date of the FLEX Option, implied volatility, and the level of the underlying reference entity. Standardized listed options are valued at the last quoted sales price at the valuation time. If a standardized option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices on the exchange at the valuation time.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices,
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yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith by the Valuation Designee (as defined below).

Fair Valuation. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received upon the sale of the security or asset in an orderly transaction between market participants at the measurement date and time. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Funds to perform fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through a fair valuation committee and may apply fair valuation methodologies approved by the Board, or utilize prices or inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources that have been approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee's policies and procedures are intended to result in a calculation of each Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Use of Third-Party Pricing Agents. Pursuant to contracts with the Administrator, market prices for securities held by the Funds, including FLEX options, are generally provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. Options pricing, including FLEX Options, may also be obtained through other services offered by Cboe or a Cboe affiliate. These other pricing services may be provided by Cboe or a Cboe affiliate through an independent third-party pricing agent or directly to the Administrator. All valuations provided to the Administrator are reviewed daily by the Administrator. Third-party independent pricing agents as well as any services offered by Cboe or a Cboe affiliate are generally paid services. As a result, all or a portion of the fees that are paid by the Funds for these pricing services may be paid to Cboe (either directly or indirectly through an independent third-party).

DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Funds that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of a Fund's shares.

In connection with promotion of the sales of the Funds, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may
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also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

For the 10% Buffer Fund, 20% Buffer Fund, and Dividend Aristocrats Fund

Statement of Intention. The reduced sales charge and public offering price applicable to Class A Shares, as set forth in the Funds’ prospectus, applies to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser.  The Statement of Intention is not a binding obligation to purchase the indicated amount.  Class A Shares equal to 4.50% (declining to 0.00% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time.  If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Dealer Reallowances. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the Funds’ prospectus. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

Dealer Reallowance as a Percentage of Offering Price for Class A Shares
Less than $50,000	$50,000 but less than $100,000	$100,000 but less than $250,000	$250,000 but less than $500,000	$500,000 but less than $1,000,000	$1,000,000 and over
5.00%	3.75%	2.75%	2.00%	1.75%	None

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For All Funds

Plan of Distribution. The Funds have adopted a Distribution and Service Plan (the “Plan”) for their Class A Shares, Class C Shares, and Investor Class Shares under which they may finance certain activities primarily intended to sell such classes of shares. The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

The Plan provides that the Funds will pay a fee at an annual rate of 0.25% of the average daily net assets attributable to the Funds' outstanding Class A Shares and Investor Class Shares and at an annual rate of 1.00% of the average daily net assets attributable to the Funds’ Class C Shares, in consideration for distribution and other services, which are described more fully below. The fee is generally paid as compensation for distribution-related activities. The Funds may pay the fee directly to Financial Intermediaries (see “Additional Payments to Financial Intermediaries” below).

As noted above, payments for distribution expenses under the Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Trust." Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs which shares of the Funds may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Trust understands that Financial Intermediaries may charge fees to their customers who are the beneficial owners of Fund shares, in connection with their accounts with such Financial Intermediaries (see “Additional Payments to Financial Intermediaries” below). Any such fees would be in addition to any amounts which may be received by an institution under the Plan.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit each Fund. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund. Any agreement entered into pursuant to the Plan with a Financial Intermediary is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes' outstanding shares of the Funds, by the Distributor or by the Financial Intermediary. An agreement will also terminate automatically in the event of its assignment.

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As long as the Plan is in effect, the nomination of trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

    The Plan provides that expenditures may include, without limitation: (a) payments to the Distributor and to securities dealers and others in respect of the sale of shares of the Funds; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of the Funds or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the shares of the Funds, and providing such other shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Funds, forwarding communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Funds or their service providers; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; (f) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (g) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.
For the fiscal year ended October 31, 2025, the Funds accrued the following 12b-1 expenses:

Vest Fund:	Investor Class	Class A	Class C
10% Buffer Fund	$57,991	$12,852	$53,549
20% Buffer Fund	$33,093	$2,163	$33,259
Dividend Aristocrats Fund	$11,191	$5,233	$20,971
Bitcoin Fund	$27,458	N/A	N/A

The amounts noted in the table above were allocated as payments to dealers, reimbursements to the Adviser for omnibus account payments, and for other eligible expenses.

Shareholder Services Plan. The 10% Buffer Fund, 20% Buffer Fund, and the Dividend Aristocrats Fund have adopted the shareholder services plan with respect to their Class A, Class C, Investor and Institutional Class Shares pursuant to which each of the Funds may pay an authorized firm up to 0.25% on an annualized basis of its average daily net assets attributable to its customers who are shareholders. The Bitcoin Fund has adopted the shareholder services plan on behalf of its Investor and Institutional Class Shares pursuant to which the Fund may pay an authorized firm up to 0.15% on an annualized basis of its average daily net assets attributable to its customers who are shareholders. For these fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank
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wires; (ii) responding to inquiries from shareholders concerning their investment in the Funds; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (vii) providing sub-accounting with respect to Fund shares beneficially owned by shareholders; and (viii) processing dividend payments from the Funds on behalf of shareholders.

For the fiscal year ended October 31, 2025, the Funds accrued the following shareholder service expenses:

Vest Fund:	Investor Class	Institutional Class	Class A	Class C
10% Buffer Fund	$31,991	$242,004	$7,711	$8,033
20% Buffer Fund	$19,856	$81,410	$2,062	$4,988
Dividend Aristocrats Fund	$6,670	$18,468	$5,536	$750
Bitcoin Fund	$27,458	$9,601	N/A	N/A

Because the Funds have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believe the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Funds, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Funds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

The Funds do not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Funds also do not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Funds and any compensation the authorized firm may receive directly from its clients.

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ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares. You may purchase shares of the Funds directly from the Distributor. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your authorized institution. The offering price per share is equal to the net asset value next determined after the Funds or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Funds on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Funds by the time it prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Trust reserves the right to reject any purchase order and to suspend the offering of shares. The Adviser may waive the minimum initial investment requirement in its sole discretion, for instances including but not limited to, purchases made by directors, officers and employees of the Trust, the Adviser or any of their respective affiliates, purchases by entities affiliated with the Adviser or the Trust, and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares. If you request the exchange of the total value of your account from one Fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new Fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is a Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with a Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Funds may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See below for additional information on the Funds’ Exchange Privilege.

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Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in Fund shares and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $2,500 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares. You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Funds’ procedure is to redeem shares at the net asset value next determined after the Transfer Agent receives the redemption request in proper form. Payment will be made promptly, but no later than the seventh day following the receipt of the redemption request in proper form. The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Funds are not reasonably practicable.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or the Distributor and their respective affiliates may, out of their own resources and without additional cost to the Funds or their shareholders, make payments (sometimes referred to as “revenue sharing”) to solicitors, brokers, dealers, and/or other financial intermediaries (collectively, referred to herein as "Financial Intermediaries"). These payments may be in addition to payments made by the Funds to the Financial Intermediary under the Funds’ Rule 12b-1 Plans and other shareholder servicing plans.

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SHAREHOLDER SERVICES

As described briefly in the prospectus, the Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the Funds’ prospectus to open your account.

Telephone Transactions. A shareholder may redeem shares or transfer into another Fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Funds employ reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm he shareholder's identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Funds from unauthorized transactions.

Automatic Investment Plan. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Funds. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans. Fund shares are available for purchase in connection with the following tax-deferred prototype retirement plans:

1.Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Funds as the funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2.Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Funds at 855-505-VEST (8378). Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

Exchange Privilege. To the extent that the Adviser manages other funds in the Trust, shareholders may exchange their shares for shares of any other series of the Trust managed by the Adviser, provided the shares of the Fund the shareholder is exchanging into are registered for sale in the
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shareholder's state of residence.  Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's net asset value per share (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for U.S. federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders.  The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Funds and their shareholders (including shareholders owning large positions in a Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Funds.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT“), insurance company, regulated investment company (“RIC”), individual retirement account (“IRA”), other tax-exempt entity, or dealer in securities.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders (defined below) and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Funds that is for U.S. federal income tax purposes:

•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or a trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a
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partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A partner of a partnership that will hold shares of the Funds should consult its own tax advisor with respect to the purchase, ownership, and disposition of shares of the Funds by the partnership.

Taxation as a RIC. Each Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance that each Fund will so qualify. A Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test.”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

    If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rate applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in securities, other than U.S. government securities or the securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.”.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure by the assets that caused the RIC to fail the Asset Test.

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If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). Each Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Each Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98.2% of a Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if a Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID accrued will be included in a Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

    A RIC is permitted to carry forward net capital losses indefinitely and such losses will retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Funds, if any, prior to distributing such gains to shareholders. As of October 31, 2025: 10% Buffer had a capital loss carryforward of $10,153,925, of which $9,469,155 is considered short term and $684,770 is considered long term; 20% Buffer had a capital loss carryforward of $1,633,341, all of which is considered long term. These losses may be carried forward indefinitely.
Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that each Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If a Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable
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income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, if certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their shares of the Fund, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the Income Test, Asset Test and Distribution Test for that year and distribute of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation of U.S. Shareholders. Distributions paid to U.S. shareholders by a Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares of the Fund. Such distributions (if designated by a Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that a Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual U.S. shareholders, as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and qualified foreign corporations (which generally include, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to such U.S. shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the shares of the Fund. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares of the Fund and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. A Fund is not required to provide written notice designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

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As a RIC, each Funds will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between a Fund and the U.S. shareholders and this may affect the shareholders’ AMT liabilities. Each Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, a Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If a Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares of the Fund owned by a U.S. shareholder will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the U.S. shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares, such as exchanges, of the Funds generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the U.S. shareholder equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividends) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Both long-term and short-term capital gain of U.S. corporations are taxed at the rates applicable to ordinary income of corporations. For non-corporate U.S. shareholders, short-term capital gain is taxed at the rate applicable to ordinary income, while long-term capital gain generally is taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

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Each Fund is required to report its shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s.

The Funds have chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method Fund shares will be reported on a U.S shareholder’s Consolidated Form 1099 if the U.S. shareholder does not select a specific tax lot identification method. U.S. shareholders may choose a method different than a Funds’ standing method and will be able to do so at the time of their purchase or upon the sale of shares. The Funds and their service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions they may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals, estates and trusts, may be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Straddles. When a Fund enters into an offsetting position to limit the risk on another position, the “straddle” rules usually come into play. An option or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a straddle for U.S. federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions. The key features of the straddle rules are as follows:

A Fund may have to wait to deduct any losses. If a Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if a Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.

A Fund’s capital gain holding period may get clipped. The moment a Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If a Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.

Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.

A Fund may not be able to deduct any interest expenses or carrying charges. During the offsetting period, any interest or carrying charges associated with the straddle are not currently tax deductible, but must be capitalized (added to cost basis).

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Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of OID is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations that may be acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See below under “Higher-Risk Securities.”

Some debt obligations that may be acquired by a Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for a Fund, a Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, the OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on
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obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Funds, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, a Fund may elect specially to allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

CRTs and other tax-exempt investors are urged to consult their own tax advisors concerning the consequences of investing in the Funds.

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Passive Foreign Investment Companies. A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest, royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.
Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to the Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (a “QEF”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark to market the gains (and to a limited extent losses) in its PFIC holdings as though it had sold and repurchased its holdings in that PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Taxation of Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. shareholder directly, would not be subject to withholding.

A RIC generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder), (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (“Interest-Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described
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below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If a Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Funds are permitted to report such part of their dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends as are eligible, but are not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders if a Fund does not report dividends as Interested-Related Dividends or Short-Term Capital Gain Dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividends or Short-Term Capital Gain Dividends to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such Non-U.S. shareholder within the United States, (ii) in the case of an individual Non-U.S. shareholder, the Non-U.S. shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividends and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of shares of a Fund or to a Capital Gain Dividend received by the Non-U.S. shareholder.

Special rules would apply if a Fund is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for certain exceptions, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income tax withholding. In addition, such distributions could result in the Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of a Fund. This “look-through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by a Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

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In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a share redemption by a Non-U.S. shareholder, in which case such Non-U.S. shareholder generally would also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be a USRPHCs. Non-U.S. shareholders should consult their own tax advisors concerning the application of these rules to their investment in the Funds.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from a Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividend will be subject to net U.S. federal income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its Non-U.S. status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisors in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. The Funds generally are required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Funds that he or she is not subject to such backup withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Any amounts backup withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of shares of a Fund paid by the Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Funds may disclose the information that it receives
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from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.
    Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these rules in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments purchased through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

    Possible Tax Law Changes. At the time that this SAI was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their shareholders.

These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In selecting brokers and dealers to execute portfolio transactions, the Adviser may consider research and brokerage services furnished to the Adviser or its affiliates. The Adviser may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Adviser may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Adviser. In aggregating such securities, the Adviser will average the transaction as to price and will allocate available investments in a manner that the Adviser believes to be fair and reasonable to the Funds and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account
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that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Broker with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers”. The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of its most recent fiscal year. As of October 31, 2024, the Funds did not hold any securities of their regular brokers and dealers.

Allocation. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Funds. The Board believes that these advantages, when combined with the other benefits available because of the Adviser’s organization, outweigh the disadvantages that may exist from this treatment of transactions.

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The aggregate amount of brokerage commissions paid for the last three fiscal years ended October 31 for each Fund is shown below:

Fund
	2023	2024	2025
10% Buffer Fund	$261,090	$223,661	$227,505
20% Buffer Fund	$80,843	$54,304	$77,712
Dividend Aristocrats Fund	$82,998	$175,729	$168,284
Bitcoin Fund	$0	$10,912	$24,361

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DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS
    This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of each of the Trust advised by Vest. The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Funds and the Funds’ shareholders. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the provision of portfolio holdings information to entities described below that may be prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and Adviser to provide such information in certain circumstances (see below).
    The Trust is required by the SEC to publicly file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed on the Trust’s Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter. These portfolio holdings schedules filed on Form N-CSR and form N-PORT are posted to the Fund’s website no later than sixty (60) days following the fiscal quarters.1
    Additionally, the Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian and the fund accountants and other service providers assisting with materials utilized in the Board’s 15c process, that require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information:1

1.to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;
2.to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and
3.to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

    The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities. Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information that the Adviser determines that the Fund has a legitimate business
1 Form N-PORT will be filed within 30 days after each month end and will become publicly available 60 days after each month end beginning November 17, 2025 per Release No. IC-35308 titled “Form N-PORT and Form N-CEN
Reporting; Guidance on Open-End Fund Liquidity Risk Management Programs.”
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purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.financial data processing companies that provide automated data scanning and monitoring services for the Fund;
2.research companies that allow the Adviser to perform attribution analysis for the Fund; and
3.the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Fund.

    From time to time, employees of the Adviser may express their views orally or in writing on the Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. Additionally, the Adviser will disclose on each day that the New York Stock Exchange is open for regular trading on the Funds’ website for each of the Vest U.S. Large Cap 10% Buffer Strategies Fund, and Vest U.S. Large Cap 20% Buffer Strategies Fund, the Fund’s most recent portfolio holdings. In addition, following month or quarter-ends, the Adviser may disclose on the Fund’s website the Vest Bitcoin Strategy Managed Volatility Fund’s most recent portfolio holdings. Further, regarding the Vest S&P 500® Dividend Aristocrats Target Income Fund, the Adviser may disclose periodically on that Fund’s website historical data, including portfolio holdings statistics, data regarding the average percentage overwrite for that Fund and premium income collected for the prior month. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period such as month-end or the expiry of a set of options holdings of the Fund or a few days before or after such period. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.
    Additionally, employees of the Adviser may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with trading involving the Fund’s portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in
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connection with these situations; however, the Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.
    The Adviser or its affiliates may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts and affiliates of the Adviser may provide investment related services, including research services, to other companies, including other investment companies, offshore funds, institutional investors and other entities. In each of these instances, the sponsors of these other companies and the affiliates of the Adviser may receive compensation for their services. In many cases, these other products are managed in a similar fashion to the Fund and thus have similar portfolio holdings, and the other investment related services provided by affiliates of the Adviser may involve disclosure of information that is also utilized by the Adviser in managing the Fund. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Fund, and affiliates of the Adviser may provide investment related services to its clients at times that are different than the times disclosed to the Fund.
    The Trust and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.
    All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund and its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Trust or an affiliated person of the Trust, the Adviser or the Distributor. In such situations, the conflict must be disclosed to the Board and the Board will attempt to resolve the situation in a manner that it deems in the best interests of the Fund.
    Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Except as provided above, affiliated persons of the Trust and third-party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.
    Neither the Trust, the Fund nor the Adviser receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

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DESCRIPTION OF SHARES

The Trust's Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust's shares of beneficial interest have no par value.

    The 10% Buffer Fund, 20% Buffer Fund, and Dividend Aristocrats Fund are each authorized to issue five classes of shares: Class A shares imposing a front-end sales charge up to a maximum of 5.75% and charging a 0.25% 12b-1 fee, Class C shares imposing no front-end or deferred sales charges, and charging a 1.00% 12b-1 and service fee, Investor Class shares imposing no front-end or deferred sales charges and a 0.25% 12b-1 fee, Institutional Class shares imposing no front-end or deferred sales charges and no 12b-1 fee, and Class Y shares imposing no front-end or deferred sales charges, no 12b-1 fee. The Class A, Class C, Investor Class and Institutional Class shares of each Fund are authorized to pay up to 0.25% to third parties for the provision of shareholder services, including sub-accounting and sub-transfer agency fees.

The Bitcoin Fund is authorized to issue three classes of shares: Investor Class shares imposing no front-end or deferred sales charges and a 0.25% 12b-1 fee, Institutional Class shares imposing no front-end or deferred sales charges and no 12b-1 fee, and Class Y shares imposing no front-end or deferred sales charges. The Investor Class and Institutional Class shares of the Fund are authorized to pay up to 0.25% to third parties for the provision of shareholder services, including sub-accounting and sub-transfer agency fees.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Funds’ prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would
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be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust's shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Exhibit A to this SAI. The Board of Trustees will periodically review the Funds’ proxy voting record. The proxy voting policies and procedures of the Trust are included as Exhibit B to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling 855-505-VEST (8378) or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; (2) the Fund’s website at www.vestfin.com/mutual-funds; and (3) on the SEC's website at https://www.sec.gov.

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CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov.

FINANCIAL INFORMATION

The Financial Statements for the fiscal year ended October 31, 2025 have been filed with the SEC on Form N-CSR. The financial statements contained in Form N-CSR are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Form N-CSR have been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd., whose report thereon also appears in such Form N-CSR and is also incorporated herein by reference. No other parts of Form N-CSR are incorporated by reference herein. The financial statements in such Form N-CSR have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. You may request free copies of reports, request other information and discuss your questions about the Funds by contacting the Funds directly at:

The Vest Family of Funds
c/o World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone: 855-505-VEST (8378)

You can also access and download the prospectus, SAI, annual and semi-annual reports (when available) and other information, such as the Funds’ financial statements at the Funds’ website: www.vestfin.com/mutual-funds.

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EXHIBIT A

Proxy Voting Policies and Procedures
of Vest Financial, LLC, the (“Firm”)
Last Amended: October 7, 2022 (firm name updated January 2, 2024); December 3, 2025

Background

Vest Financial, LLC (the “Firm” or the “Adviser”) has a fiduciary duty to act in the best interest of its clients and must not place its own interests ahead of its clients. The Firm serves as the investment adviser or sub-adviser to open- end mutual funds, Exchange Traded Funds (“ETFs”), Collective Investment Trusts (“CITs”), and acts as a portfolio consultant and may provide sub-supervisory services for Unit Investment Trusts (“UITs”) (collectively “Clients”).

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 the (“Advisers Act”), as amended, to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority. This policy is intended to foster the Firm’s compliance with its fiduciary obligations and applicable law when conducting proxy voting activities.

Each Client’s agreement with the Firm describes the Firm’s proxy voting responsibilities with respect to that Client, under which the Firm generally will be granted authority to vote proxies related to the investment portfolio securities in a Client’s account unless a Client has expressly reserved the authority to vote such proxies.

Notwithstanding the foregoing, many of the strategies managed for Clients involve the trading of options or other derivatives that do not confer voting rights, and therefore, generally do not hold portfolio securities for which matters relating to such portfolio securities are considered at a shareholder meeting. Where a Client’s portfolio holds securities that would be entitled to vote, the objective of the Client’s strategy is generally to track an underlying reference asset, such as one or more index(es), a fund that tracks an index, or a single stock. In these instances, purchase and sale decisions of portfolio securities are based on changes to the underlying reference asset and are not usually based on the Adviser’s positive or negative outlook of the issuer.

Voting Policy

The Firm has engaged certain service providers in an effort to assist in satisfying its duty to vote proxies in the best interest of its Clients and to seek to mitigate potential conflicts of interest that the Firm may have with respect to voting proxies. To assist the Firm in carrying out its responsibilities with respect to proxy voting, the Firm has engaged an outside firm, Institutional Shareholder Services Inc. (“ISS”), who provides proxy research, advisory, voting, recordkeeping and vote-reporting service. Pursuant to a proxy voting agency service agreement, ISS is responsible for, among other things: obtaining proxies based on companies owned in Client accounts; providing proxy materials, research and analysis; maintaining a proxy voting system that adequately tracks and records votes; and providing proxy voting records required to file Form N-PX on behalf of the Firm and Clients that are registered investment companies.
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The Firm also utilizes ISS’s proprietary service, Proxy Exchange, which provides voting services including voting recommendations.

The Firm has adopted ISS’s Proxy Voting Guidelines Benchmark Policy Recommendations (the “ISS Guidelines”) to determine how each issue on proxy ballots is to be voted. The Firm has reviewed the ISS Guidelines and believes it to be consistent and compatible with strategies managed by the Firm. The ISS Guidelines are incorporated hereto by reference, and a copy of the ISS Guidelines, as may be revised from time to time, is maintained with the Firm’s Proxy Voting Policy.

Proxy statements will be voted in accordance with this template unless: (i) the Firm determines that it has a conflict of interest; or (ii) the Firm’s portfolio managers (“Portfolio Managers”) determine that there are other reasons not to follow the ISS Guidelines; or (iii) no input is provided by the ISS Guidelines, in which case the Adviser will determine, independent from the ISS Guidelines, how a particular issue should be voted and such determination will be documented by the Portfolio Manager.

The Firm will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its Clients. Any decisions regarding proxy voting where the Firm determines not to follow the ISS Guidelines shall be determined by the Portfolio Managers. The Firm’s Chief Compliance Officer (“CCO”) must be notified of the decision and a memo regarding the reason for not following the ISS Guidelines must be maintained in the proxy voting file. Additionally, the Firm may determine not to vote a particular proxy as further described below.

The Firm’s Portfolio Managers and CCO will review, at least annually, the ISS Guidelines for continued relevancy and make a determination that relying on the ISS Guidelines for proxy voting continue to be in the best interest of the Firm’s Clients.

Voting Procedures

Once a Client account is established, the Firm will arrange for the Client’s custodian, as necessary, to forward proxy materials to ISS. The Firm will also instruct the Client’s custodian to provide ISS with a list of Client holdings on a regular basis to enable ISS to track meeting dates and notify the Firm of upcoming meetings.

The voting recommendations are provided by Proxy Exchange for each shareholder meeting for which a Client account is entitled to vote. Internally, the Firm provides oversight of the proxy voting process. The Firm, through a Portfolio Manager or other designated person, will review the proxy vote statements and recommendations as deemed appropriate. A record of all votes is maintained in Proxy Exchange.

The Firm may abstain from voting a proxy if it concludes that the effect on the client’s or shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant. The Firm may also abstain from voting if it concludes the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

The Firm’s CCO or the CCO’s designee will monitor the proxy voting process in an effort to ensure that votes are cast as appropriate, the proper number of shares are recorded and that the proxy proposals are voted in accordance with the ISS Guidelines or, if there is a vote cast that deviates from such policies, that a rationale is documented.

Conflicts of Interest

The Firm will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if the Portfolio Manager actually knows or should
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have known of the conflict. The Firm is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potentially material conflicts of interest:

•A principal of the Firm or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.
•An immediate family member of a principal of the Firm or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.
•The Firm, or any Client account managed by the Firm, Vest Group Inc., or Vest Securities LLC, holds a significant ownership interest in the portfolio company.

The Firm will seek to resolve any conflict of interest in a manner that is in the best interests of Client’s and fund shareholders. In the event a material conflict of interest is identified or believed to exist, the employee is required to advise the Compliance Department, who, in consultation with the Portfolio Managers as deemed appropriate, will decide whether the Firm should either (1) disclose the conflict to the Client to enable the Client to evaluate the Firm’s proxy voting approach in light of the conflict or (2) disclose to the Client the conflict, with no voting recommendation, and vote in accordance with the Client’s instructions.

The Firm shall also maintain records of any material conflicts of interest that were identified with any specific vote, and if so, what action was taken to resolve the conflict with respect to each vote cast.
Due Diligence

The Firm’s Compliance Department performs the following oversight and assurance functions, among others, over the Firm’s proxy voting: (1) periodically samples proxy votes to confirm that they were cast in compliance with this Proxy Voting Policy; (2) review, no less frequently than annually, the adequacy of this Proxy Voting Policy and its implementation, including whether it continues to be reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients; (3) at least annually perform due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversee any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm and (iii) ensure adherence to contractual terms.

Reporting

Upon a Client’s written request, the Firm will provide information on how portfolio company shares held in the Client’s account were voted. The Firm also furnishes to clients a description of its proxy voting policies and procedures and, upon request, will furnish a copy of these policies and procedures to the requesting Client. The Firm will also provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing these Proxy Voting Policies and Procedures, including a statement that clients may request information regarding how the Firm voted client’s proxies.

Proxy Vote Record Retention

The Firm, in conjunction with ISS, will compile and maintain the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of these Proxy Voting Policies and Procedures, (2) a copy of each proxy statement received for Client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any
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document created by the Firm that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written Client request for information on how the Firm voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information. All proxy voting records are to be retained for five years, with the first two years in the offices of the Firm. All records may be maintained electronically.

Form N-PX Filing Logistics

The Firm is responsible for ensuring that the third-party proxy voting service maintains the complete proxy log and confirms the timely voting of proxies. The proxy vote log should be maintained in such a manner that the following information is contained within the log in accordance with the requirements of submitting Form N-PX for proxies voted, including (as applicable):

•the name of the issuer;
•the exchange ticker symbol, if available;
•the CUSIP number, if available;
•the shareholder meeting date;
•a brief identification of the matter voted on;
•whether the matter was proposed by the issuer or a security holder;
•whether the Firm cast its vote on the matter;
•how the Firm cast its vote on the matter (for, against, abstain, or withhold regarding the election of directors); and
•whether the Firm cast its vote for or against management.

The Firm shall provide the information necessary to complete the Form N-PX to the appropriate fund service provider who will submit the filings in a timely manner.
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EXHIBIT B

World Funds Trust
PROXY VOTING POLICY AND PROCEDURES

    The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.
Delegation of Proxy Voting Authority to Fund Advisers
    The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.
The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.
Conflict of Interest Transactions
    In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.
Availability of Proxy Voting Policy and Records Available to Fund Shareholders
    If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. Effective July 1, 2024, a Fund shall make publicly available its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the U.S. Securities and Exchange Commission (“Commission”). The information disclosed on Form N-PX shall be in a readable format. In addition, a copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.
    Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Commission no later than August 31st of each year.

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Exhibit C

Nominating and Corporate Governance Committee Charter
World Funds Trust
Nominating and Corporate Governance Committee Membership
1.The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions
1.The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be an “interested person” as that term is defined in the Investment Company Act of 1940, nor shall an Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.  See Appendix A for Procedures with Respect to Nominees to the Board.
2.The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.
3.The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
4.The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.
Committee Nominations and Functions
1.The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.
2.The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.
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Other Powers and Responsibilities
1.The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.
2.The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

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Adopted:    August 2, 2013
APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
WORLD FUNDS TRUST
PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD
I.Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.
II.Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion.  Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.
III.Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the
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Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.
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OTHER INFORMATION

Item 28. Exhibits

(a)(1)
Certificate of Trust of World Funds Trust (formerly, Abacus World Funds Trust) (the “Registrant”) dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(2)
Certificate of Amendment dated January 7, 2008 to the Registrant’s Certificate of Trust dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(3)
Registrant’s Amended Agreement and Declaration of Trust dated April 9, 2007 and amended on June 23, 2008 and November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(b)	Registrant’s Amended and Restated By-Laws dated November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(c)	Not applicable.

(d)(1)
Investment Advisory Agreement between the Registrant and Union Street Partners, LLC with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(2)
Investment Sub-Advisory Agreement between Union Street Partners, LLC and McGinn Investment Management, Inc. with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(3)
Investment Advisory Agreement between the Registrant and Perkins Capital Management, Inc. with respect to the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(4)
Amended and Restated Investment Advisory Agreement between the Registrant and Applied Finance Advisors, LLC with respect to the Applied Finance Dividend Fund, Applied Finance Explorer Fund and Applied Finance Select Fund (collectively, the “Applied Finance Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 429 on Form N-1A on August 28, 2023.

(d)(5)
Investment Advisory Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(6)
Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund, the Clifford Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 420 on Form N-1A filed on January 27, 2023.

(d)(7)
Investment Advisory Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(d)(8)
Management Agreement between Vest Cayman Subsidiary I and Vest Financial, LLC, with respect to the Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective No. 394 on Form N-1A filed on August 6, 2021.

(d)(9)
Investment Advisory Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(d)(10)
Investment Advisory Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 427 on Form N-1A filed on July 28, 2023.

(d)(11)
Investment Advisory Agreement between the Registrant and Curasset Capital Management, LLC with respect to the Curasset Capital Management Core Bond Fund and the Curasset Capital Management Limited Term Income Fund (the “Curasset Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(12)
Investment Advisory Agreement between the Registrant and Vest Financial, LLC with respect to the Vest US Large Cap 10% Buffer Strategies VI Funds is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(d)(13)
Investment Adviser Agreement between the Registrant and Tuttle Capital Management, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(d)(14)
Amended Management Agreement between T-Rex (Cayman) Portfolios SPC and Tuttle Capital Management, LLC on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 492 on Form N-1A filed on October 24, 2025.

(d)(15)
Investment Adviser Agreement between the Registrant and Cook & Bynum Capital Management, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(1)
Principal Underwriter Agreement between the Registrant and Foreside Fund Services, LLC dated March 9, 2021 with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(e)(2)
First Amendment to the Principal Underwriter Agreement dated August 24, 2021 between the Registrant and Foreside Fund Services, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A Filed on October 20, 2021.

(e)(3)
Novation Distribution Agreement dated September 30, 2021 between Registrant and Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(e)(4)
First Amendment to the Novation Distribution Agreement dated December 1, 2021 between the Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(5)
Second Amendment to the Novation Distribution Agreement dated February 23, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the Vest US Large Cap 10% Buffer Strategy VI Fund and the Vest US Large Cap 20% Buffer Strategy VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(6)
Third Amendment to the Novation Distribution Agreement dated February 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name changes for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest US Large Cap 10% Buffer Strategies VI Fund and the Vest US Large Cap 20% Buffer Strategies VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(7)
Fourth Amendment to the Novation Distribution Agreement dated March 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name change for the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(e)(8)
Fifth Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 1.5X Long Bitcoin Daily Target ETF, the T-Rex 1.5X Inverse Bitcoin Daily Target ETF, T-Rex 1.75X Long Bitcoin Daily Target ETF, the T-Rex 1.75X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(e)(9)
Sixth Amendment to the Novated Distribution Agreement dated March 15, 2024 between Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(10)
Seventh Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(11)
ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(12)
First Amendment to the ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(13)
Form of Authorized Participant Agreement with Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(f)	Not applicable.

(g)(1)
Custody Agreement dated July 30, 2008 between the Registrant and UMB Bank, N.A., is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(g)(2)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(3)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(4)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(g)(5)
Amended Exhibit A to the Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(g)(6)
ETF Custody Agreement between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective-Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(7)
Custodian Agreement between the Registrant and U. S. Bank, N.A., on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(8)
ETF Custody Agreement Amendment between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(9)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(10)
Transfer Agent Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(1)
Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 157 on Form N-1A filed on February 23, 2016.

(h)(2)
Amendment No. 1 and Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 275 on Form N-1A filed on January 29, 2018.

(h)(3)
Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 190 on Form N-1A filed on July 29, 2016.

(h)(4)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(h)(5)
Amended Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(6)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Vest US Large Cap 10% Buffer Strategies VI Fund, Vest US Large Cap 20% Buffer Strategies VI Fund (the “Vest Family of Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(7)
Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(8)
Fund Services Agreement dated February 20, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(h)(9)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(10)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(h)(11)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective- Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(12)
ETF Fund Accounting Services Agreement between the Registrant and U.S. Bank Global Fund Services, LLC, on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(13)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(14)
ETF Fund Accounting Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(15)
Fund Sub-Administration Servicing Agreement between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(16)
Fund Sub-Administration Servicing Agreement Amendment between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(17)
Expense Limitation Agreement between the Registrant and Union Street Partners, LLC with respect to the shares of the Union Street Partners Value Fund is herein incorporated by reference form the Registrant's Post-Effective Amendment No. 495 on Form N-1A filed on January 28, 2026.

(h)(18)
Expense Limitation Agreement between the Registrant and Perkins Capital Management, Inc. with respect to shares of the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 489 on Form N-1A filed on July 29, 2025.

(h)(19)
Amended Expense Limitation Agreement between the Registrant and Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 491 on Form N-1A filed on August 28, 2025.

(h)(20)
Expense Limitation Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund (Filed herewith).

(h)(21)
Expense Limitation Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 486 filed on April 30, 2025.

(h)(22)
Expense Limitation Agreement between the Registrant and Lone Peak Global Investors, LLC formerly Clifford Capital Partners, LLC with respect to the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(h)(23)
Expense Limitation Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 490 on Form N-1A filed on July 29, 2025.

(h)(24)
Expense Limitation Agreement between Registrant and Curasset Capital Management, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 483 on Form N-1A filed on January 28, 2025.

(h)(25)
Expense Limitation Agreement between Registrant and Vest Financial, LLC with respect to the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 488 on Form N-1A filed on April 30, 2025.

(h)(26)
Expense Limitation Agreement between Registrant and Cook & Bynum Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

(h)(27)
Shareholder Services Plan, dated December 21, 2016 (Schedule A amended August 29, 2019), with respect to Institutional Class Shares and Investor Class Shares to the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(28)
Amended Shareholder Services Plan with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Institutional Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Class R Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(29)
Amended Shareholder Services Plan with respect to the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(h)(30)
Shareholder Services Plan with respect to the Philotimo Focused Growth and Income Fund Institutional Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(31)
Shareholder Services Plan with respect to the Curasset Funds Class A, Investor Class and Institutional Class is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 401 on Form N-1A filed on October 20, 2021.

(h)(32)
Shareholder Services Plan with respect to the Vest VI Funds Class I and Class Y is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(33)
Shareholder Services Plan with respect to the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund for the Investor and Institutional Shares are herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(34)	Shareholder Services Plan with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(i)(1)
Opinion and Consent of Legal Counsel for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(2)	Consent of Legal Counsel for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 495 on Form N-1A filed on January 28, 2026.

(i)(3)	Opinion and Consent of Legal Counsel for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(4)	Consent of Legal Counsel for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 489 on Form N-1A filed on July 29, 2025.

(i)(5)	Consent of Legal Counsel for Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 491 on Form N-1A filed on August 28, 2025.

(i)(6)
Opinion and Consent of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(7)
Opinion of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(8)
Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Core Fund (formerly Toreador Core Fund) from the Unified Series Trust into World Funds Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 129 on Form N-1A filed on August 6, 2015.

(i)(9)
Opinion and Consent of Legal Counsel for Applied Finance Explorer Fund (formerly Toreador Explorer Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 115 on Form N-1A filed on April 29, 2015.

(i)(10)
Opinion and Consent of Legal Counsel for Applied Finance Select Fund (formerly Toreador Select Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 183 on Form N-1A filed on June 30, 2016.

(i)(11)
Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Dividend Fund into the Applied Finance Core Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(12)
Opinion of Legal Counsel for the Applied Finance Core Fund and Applied Finance Dividend Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(13)
Opinion and Consent of Legal Counsel for Clifford Capital Partners Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 155 on Form N-1A filed on February 8, 2016.

(i)(14)
Consent of Legal Counsel for the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(i)(15)	Opinion and Consent of Legal Counsel for the Vest Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on August 23, 2016.

(i)(16)
Opinion and Consent of Legal Counsel for Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 394 on Form N-1A filed on August 6, 2021.

(i)(17)
Consent of Legal Counsel for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund (Filed herewith).

(i)(18)
Opinion and Consent of Legal Counsel for Vest S&P 500® Dividend Aristocrats Target Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 230 on Form N-1A filed on July 25, 2017.

(i)(19)
Opinion and Consent of Legal Counsel for the Vest Funds with respect to the Class Y Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 285 on Form N-1A filed on February 27, 2018.

(i)(20)	Opinion and Consent of Legal Counsel for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(i)(21)	Consent of Legal Counsel for the Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 486 on Form N-1A on April 30, 2025.

(i)(22)
Opinion and Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(i)(23)	Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund was filed as an exhibits to the Registrant’s Post-Effective Amendment No. 490 on Form N-1A filed on July 29, 2025.

(i)(24)
Opinion and Consent of Legal Counsel for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 385 on Form N-1A filed on April 30, 2021.

(i)(25)	Opinion and Consent of Legal Counsel for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(i)(26)	Consent of Legal Counsel for the Curasset Funds was filed as an exhibit to the Registrant's Post-Effective Amendment No. 496 on Form N-1A on January 28, 2026.

(i)(27)	Opinion and Consent of Legal Counsel for the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 408 on Form N-1A on March 7, 2022.

(i)(28)	Consent of Legal Counsel for the Vest VI Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 488 on Form N-1A on April 30, 2025.

(i)(29)	Consent of Legal Counsel for the LDR Real Estate Value-Opportunity Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 485 on Form N-1A on April 30, 2025.

(i)(30)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(i)(31)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(i)(32)	Consent of Legal Counsel for The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

(i)(33)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(i)(34)
Consent of Legal Counsel for the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 487 on Form N-1A on April 30, 2025.

(j)(1)
Consent of Independent Registered Public Accounting firm for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 495 on Form N-1A filed on January 28, 2026.

(j)(2)	Consent of Independent Registered Public Accounting firm for Perkins Discovery Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No 489 on Form N-1A filed on July 29, 2025.

(j)(3)
Consent of Independent Registered Public Accounting firm for the LDR Real Estate Value-Opportunity Fund is filed as an exhibit to the Registrant’s Post-Effective Amendment No. 485 on Form N-1A filed on April 30, 2025.

(j)(4)	Consent of Independent Registered Public Accounting firm for the Applied Finance Funds is filed as an exhibit to the Registrant’s Post-Effective Amendment No 491 on Form N-1A filed on August 28, 2025.

(j)(5)
Consent of Independent Registered Public Accounting firm for the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(j)(6)
Consent of Independent Registered Public Accounting firm for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund (Filed herewith).

(j)(7)	Consent of Independent Registered Public Accounting firm for Vest VI Funds as an exhibit to the Registrant’s Post-Effective Amendment No. 488 on Form N-1A filed on April 30, 2025.

(j)(8)	Consent of Independent Registered Public Accounting firm for Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 485 on Form N-1A on April 30, 2025.

(j)(9)
Consent of Independent Registered Public Accounting firm for Philotimo Focused Growth and Income Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 490 on Form N-1A on July 29, 2025.

(j)(10)	Consent of Independent Registered Public Accounting firm for Curasset Funds was filed as an exhibit to the Registrant's Post- Effective Amendment No. 496 on Form N-1A filed on January 28, 2026.

(j)(11)	Consent of Independent Registered Public Accounting firm for The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

(j)(12)
Consent of Independent Registered Public Accounting firm for the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 487 on Form N-1A on April 30, 2025.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)
Amended Schedule A to the Distribution Plan Pursuant to Rule 12b-1 for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on October 31, 2014.

(m)(2)	Fixed Compensation Plan pursuant to Rule 12b-1 for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 78 on Form N-1A filed on July 29, 2014.

(m)(3)
Distribution Plan Pursuant to Rule 12b-1, dated August 31, 2019, for the Investor Class Shares of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(m)(4)
Distribution Plan Pursuant to Rule 12b-1 for the Platform Class Shares of the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(m)(5)
Distribution Plan Pursuant to Rule 12b-1, dated February 23, 2022, for the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(6)
Amended Distribution Plan Pursuant to Rule 12b-1 for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(m)(7)	Distribution Plan Pursuant to Rule 12b-1 for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(m)(8)	Distribution Plan Pursuant to Rule 12b-1 for the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(9)
Distribution Plan Pursuant to Rule 12b-1 for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 419 on Form N-1A filed on January 27, 2023.

(m)(10)	Distribution Plan Pursuant to Rule 12b-1 for the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(n)(1)	Rule 18f-3 Multi-Class Plan for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(n)(2)	Rule 18f-3 Multi-Class Plan for the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(n)(3)
Rule 18f-3 Multi-Class Plan for the Clifford Capital Partners, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(4)
Amended Rule 18f-3 Multi-Class Plan for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(n)(5)	Rule 18f-3 Multi-Class Plan for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(n)(6)	Rule 18f-3 Multi-Class Plan for the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(7)
Rule 18f-3 Multi-Class Plan for the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(n)(8)	Rule 18f-3 Multi-Class Plan for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on January 26, 2024.

(p)(2)	Code of Ethics for Union Street Partners, LLC. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(3)	Code of Ethics for McGinn Investment Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(4)	Code of Ethics for Perkins Capital Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(5)	Code of Ethics for LDR Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(6)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 474 on Form N-1A filed on August 28, 2024.

(p)(7)
Code of Ethics for Lone Peak Global Investors, LLC (formerly Clifford Capital Partners, LLC) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(p)(8)	Code of Ethics for Vest Financial LLC. (Filed herewith)

(p)(9)	Code of Ethics for Rule One Partners, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(p)(10)	Code of Ethics for Kanen Wealth Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on February 28, 2023.

(p)(11)	Code of Ethics for Curasset Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(p)(12)	Code of Ethics for Tuttle Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(p)(13)	Code of Ethics for The Cook & Bynum Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(q)	Powers of Attorney are herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

Item 29. Persons Controlled By or Under Common Control With Registrant

T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF (the “T-Rex ETFs”), each a series of the Registrant, wholly owns and controls T-Rex (Cayman) Portfolio S.P. (the “T-REX Subsidiary”), an exempt company organized under the laws of Cayman Islands. The T-Rex Subsidiary’s financial statements will be included on a consolidated basis in the T-Rex ETF’s report filed on Form N-CSR.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s or sub-adviser’s Form ADV listed opposite such investment adviser’s or sub-adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser / Sub-Adviser	Form ADV File No.
Union Street Partners, LLC	801-72120
McGinn Penninger Investment Management, Inc.	801-40578
Perkins Capital Management, Inc.	801-22888
LDR Capital Management, LLC	801-75986
Applied Finance Advisors, LLC	801-66461
Lone Peak Global Investors, LLC, formerly Clifford Capital Partners, LLC	801-78911
Vest Financial LLC	801-77463
Rule One Partners, LLC	801-114860
Kanen Wealth Management, LLC	801-116998
Curasset Capital Management, LLC	801-122383
Tuttle Capital Management, LLC	801-76982
Cook & Bynum Capital Management, LLC	801-69930

Item 32.    Foreside Fund Services, LLC

Item 32(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.AdvisorShares Trust
8.AFA Private Credit Fund
9.AGF Investments Trust
10.AIM ETF Products Trust
11.Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.American Century ETF Trust
14.AMG ETF Trust
15.Amplify ETF Trust
16.Applied Finance Dividend Fund, Series of World Funds Trust
17.Applied Finance Explorer Fund, Series of World Funds Trust
18.Applied Finance Select Fund, Series of World Funds Trust
19.Ardian Access LLC
20.ARK ETF Trust
21.ARK Venture Fund
22.Bitwise Funds Trust
23.BondBloxx ETF Trust
24.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.Bridgeway Funds, Inc.
26.Brinker Capital Destinations Trust
27.Brookfield Real Assets Income Fund Inc.
28.Build Funds Trust
29.Calamos Convertible and High Income Fund
30.Calamos Convertible Opportunities and Income Fund
31.Calamos Dynamic Convertible and Income Fund
32.Calamos Global Dynamic Income Fund
33.Calamos Global Total Return Fund
34.Calamos Strategic Total Return Fund
35.Carlyle Tactical Private Credit Fund
36.Cascade Private Capital Fund
37.Catalyst/Perini Strategic Income Fund
38.CBRE Global Real Estate Income Fund
39.Center Coast Brookfield MLP & Energy Infrastructure Fund

40.Cliffwater Corporate Lending Fund
41.Cliffwater Enhanced Lending Fund
42.Coatue Innovative Strategies Fund
43.Cohen & Steers ETF Trust
44.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
46.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
47.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.Davis Fundamental ETF Trust
51.Defiance BMNR Option Income ETF, Series of ETF Series Solutions
52.Defiance Connective Technologies ETF, Series of ETF Series Solutions
53.Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
54.Defiance Quantum ETF, Series of ETF Series Solutions
55.Denali Structured Return Strategy Fund
56.Dodge & Cox Funds
57.DoubleLine ETF Trust
58.DoubleLine Income Solutions Fund
59.DoubleLine Opportunistic Credit Fund
60.DoubleLine Yield Opportunities Fund
61.DriveWealth ETF Trust
62.EIP Investment Trust
63.Ellington Income Opportunities Fund
64.ETF Opportunities Trust
65.Exchange Listed Funds Trust
66.Exchange Place Advisors Trust
67.FIS Trust
68.FlexShares Trust
69.Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
70.Forum Funds
71.Forum Funds II
72.Forum Real Estate Income Fund
73.Fundrise Growth Tech Fund, LLC
74.GMO ETF Trust
75.GoldenTree Opportunistic Credit Fund
76.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
77.Grayscale Funds Trust
78.Guinness Atkinson Funds
79.Harbor ETF Trust
80.Harris Oakmark ETF Trust
81.Hawaiian Tax-Free Trust
82.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
83.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
84.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
85.Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
86.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
87.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
88.Innovator ETFs Trust
89.Ironwood Institutional Multi-Strategy Fund LLC
90.Ironwood Multi-Strategy Fund LLC
91.Jensen Quality Growth ETF, Series of Trust for Professional Managers
92.John Hancock Exchange-Traded Fund Trust
93.Kurv ETF Trust
94.Lazard Active ETF Trust
95.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
96.Lone Peak Value Fund, Series of World Funds Trust
97.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.Mairs & Power Growth Fund, Series of Trust for Professional Managers
99.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

100.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.Manor Investment Funds
102.MoA Funds Corporation
103.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
104.Morgan Stanley ETF Trust
105.Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
106.Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.Morningstar Funds Trust
108.NEOS ETF Trust
109.Niagara Income Opportunities Fund
110.NXG Cushing® Midstream Energy Fund
111.NXG NextGen Infrastructure Income Fund
112.OTG Latin American Fund, Series of World Funds Trust
113.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
114.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
116.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
117.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
118.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
119.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
120.Palmer Square Funds Trust
121.Palmer Square Opportunistic Income Fund
122.Partners Group Private Income Opportunities, LLC
123.Perkins Discovery Fund, Series of World Funds Trust
124.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.Plan Investment Fund, Inc.
126.Point Bridge America First ETF, Series of ETF Series Solutions
127.Precidian ETFs Trust
128.Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
129.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
131.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
132.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
133.Renaissance Capital Greenwich Funds
134.REX ETF Trust
135.Reynolds Funds, Inc.
136.RMB Investors Trust
137.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
138.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
139.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
140.Roundhill Cannabis ETF, Series of Listed Funds Trust
141.Roundhill ETF Trust
142.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
143.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
144.Roundhill Video Games ETF, Series of Listed Funds Trust
145.Rule One Fund, Series of World Funds Trust
146.Russell Investments Exchange Traded Funds
147.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
148.Six Circles Trust
149.Sound Shore Fund, Inc.
150.SP Funds Trust
151.Sparrow Funds
152.Spear Alpha ETF, Series of Listed Funds Trust
153.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
154.STF Tactical Growth ETF, Series of Listed Funds Trust
155.Strategic Trust
156.Strategy Shares
157.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
158.Tekla World Healthcare Fund
159.Tema ETF Trust

160.The 2023 ETF Series Trust
161.The Community Development Fund
162.The Cook & Bynum Fund, Series of World Funds Trust
163.The Private Shares Fund
164.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
165.Third Avenue Trust
166.Third Avenue Variable Series Trust
167.Tidal Trust I
168.Tidal Trust II
169.Tidal Trust III
170.Tidal Trust IV
171.TIFF Investment Program
172.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
173.Timothy Plan International ETF, Series of The Timothy Plan
174.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
175.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.Total Fund Solution
178.Touchstone ETF Trust
179.Trailmark Series Trust
180.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
181.T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
182.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
183.T-Rex 2x Long Ether Daily Target ETF
184.U.S. Global Investors Funds
185.Union Street Partners Value Fund, Series of World Funds Trust
186.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
187.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
188.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
189.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
190.Virtus Stone Harbor Emerging Markets Income Fund
191.Volatility Shares Trust
192.WEBs ETF Trust
193.Wedbush Series Trust
194.Wellington Global Multi-Strategy Fund
195.Wilshire Mutual Funds, Inc.
196.Wilshire Variable Insurance Trust
197.WisdomTree Trust
198.XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)    Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as transfer agent to Certain of the Funds).

b)	Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 (records relating to its function as distributor to certain Funds of the Trust).

c)
U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records related to its function as transfer agent and fund accounting services for the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF).

d)	Union Street Partners LLC, 1421 Prince Street, Suite 200 Alexandria, Virginia 22314. (records relating to its function as investment adviser to the Union Street Partners Value Fund).

e)
McGinn Penninger Investment Management, Inc., 277 South Washington Street, Suite 340 Alexandria, Virginia 22314 (records relating to its function as sub-adviser to the Union Street Partners Value Fund).

f)	Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, Minnesota 55391-1769 (records relating to its function as investment adviser to the Perkins Discovery Fund).

g)	LDR Capital Management, LLC, 300 Park Avenue, Suite 520, New York, New York 10022 (records relating to its function as the investment adviser to LDR Real Estate Value-Opportunity Fund).

h)	Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as the investment adviser to the Applied Finance Funds).

i)
Lone Peak Global Investors, LLC, formerly Clifford Capital Partners, LLC, 363 S. Main Street, Suite 101, Alpine, Utah 84004 (records relating to its function as the investment adviser to the Lone Peak Value Fund (formerly the Clifford Capital Partners Fund)).

j)	Vest Financial LLC, 8350 Broad Street, Suite 240, McLean, Virginia 22102 (records relating to its function as the investment adviser to the Vest Family of Funds).

k)	Rule One Partners, LLC, 811 Bear Creek Road, Moreland, Georgia 30259, (records relating to its function as the investment adviser to the Rule One Fund).
l)
Kanen Wealth Management, LLC, 6810 Lyons Technology Circle, Suite 160, Coconut Creek, Florida 33073 (records relating to its function as the investment adviser to the Philotimo Focused Growth and Income Fund).

m)	Curasset Capital Management, LLC, 50 Park Place, Suite 1004, Newark, New Jersey 07102 (records relating to its function as the investment adviser to the Curasset Funds).

n)
Tuttle Capital Management LLC, 155 Lockwood Road, Riverside, Connecticut 06878 (records relating to its function as adviser to T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF).

o)	Cook & Bynum Capital Management, LLC, 2830 Cahaba Road, Birmingham, Alabama 35223 (records relating to its function as adviser to The Cook & Bynum Fund).

Item 34. Management Services
          There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 497 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 27th day of February, 2026.

WORLD FUNDS TRUST
By: /s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 497 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mary Lou H. Ivey	Trustee	February 27, 2026

* Theo H. Pitt, Jr.	Trustee	February 27, 2026

*Dr. David J. Urban	Trustee	February 27, 2026

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	February 27, 2026

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	February 27, 2026

*By: /s/ Karen M. Shupe
*Attorney-in-fact pursuant to Powers of Attorney

*Attorney-in-fact pursuant to Powers of Attorney filed as Exhibit (q) on January 28, 2026. (Accession No. 0001396092-26-000044).

EXHIBITS

(h)(20)
Expense Limitation Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund.

(i)(17)
Consent of Legal Counsel for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund.

(j)(6)
Consent of Independent Registered Public Accounting firm for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund.

(p)(8)	Code of Ethics for Vest Financial LLC.